UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT

June 30, 2015

COLUMBIA ACORN FAMILY OF FUNDS

Class A, B, C, I, R, R4, R5, Y and Z Shares
Managed by Columbia Wanger Asset Management, LLC

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

COLUMBIA ACORN FAMILY OF FUNDS

NET ASSET VALUE PER SHARE as of 6/30/15

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$30.63	$43.41	$30.38	$22.76	$20.52	$14.72	$12.34	$15.23
Class B	$26.51	$41.87	$26.07	$21.37	$17.26	$14.79	N/A	N/A
Class C	$25.87	$41.69	$25.84	$21.23	$16.91	$14.77	$12.23	$15.05
Class I	$32.53	$43.57	$32.65	$23.06	$22.00	N/A	$12.39	$15.24
Class R	N/A	$43.32	N/A	N/A	N/A	N/A	N/A	N/A
Class R4	$33.02	$43.80	$33.17	$23.22	$22.37	$14.62	$12.46	$15.31
Class R5	$33.07	$43.50	$33.20	$23.21	$22.41	$14.63	$12.45	$15.39
Class Y	$33.15	$43.85	$33.30	$23.20	$22.50	$14.62	$12.35	N/A
Class Z	$32.44	$43.52	$32.45	$23.07	$21.87	$14.55	$12.38	$15.25

Class I shares are available only to the Columbia funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Please see the Funds' prospectuses for details. The Columbia Acorn Family of Funds offer multiple share classes, not all necessarily available through all financial intermediaries, and the ratings assigned to the various share classes by mutual fund rating agencies may vary. Contact us for details.

2015 YEAR-END CAPITAL GAIN DISTRIBUTION ESTIMATE as of 7/31/151

To assist shareholders in year-end planning, we are providing capital gain distribution estimates for the Funds. The estimates below reflect undistributed net realized capital gains through July 31, 2015 and may not include all required tax adjustments. Distributions are not the result of material changes in investment strategy. The Funds have sold investments in order to satisfy shareholder redemptions, which has triggered the realization of capital gains. The Funds continue to have material unrealized gains in certain of their holdings. Please note that these figures are subject to change as required capital gain distributions, including appropriate tax adjustments, are determined as of October 31, 2015. In addition, further sales of Fund investments through October 31 and changes in outstanding Fund shares through the record date will affect the final per share distributions. Distributions will not be considered final until their declaration on the ex-dividend date for the capital gain distribution.

Fund Name	Expected Record Date and Payable Date	Range of Estimated Total Capital Gain Distribution[2]		Class A Share NAV at 7/31	Range of Total Capital Gain Distribution as % of 7/31 Class A NAV
Columbia Acorn Fund	December 2015	$8.00	to $9.00	$30.36	26.35	% to 29.64%
Columbia Acorn International	December 2015	$2.60	to $2.85	$42.63	6.10	% to 6.69%
Columbia Acorn USA	December 2015	$5.50	to $6.50	$30.06	18.30	% to 21.62%
Columbia Acorn International Select	December 2015	None		$22.19	—
Columbia Acorn Select	December 2015	$4.00	to $4.75	$20.28	19.72	% to 23.42%
Columbia Acorn Thermostat Fund	December 2015	$0.05	to $0.10	$14.77	0.34	% to 0.68%
Columbia Acorn Emerging Markets Fund	December 2015	None		$11.72	—
Columbia Acorn European Fund	December 2015	None		$15.27	—

1  None of Columbia Wanger Asset Management, the Columbia Acorn Funds or Columbia Threadneedle Investments provide tax or legal advice. Please consult a tax advisor or tax attorney for specific tax or legal advice.

2  Estimated amounts shown include only long-term capital gains for all Columbia Acorn Funds, except Columbia Acorn Select, for which the estimated total range shown includes between $0.70 and $0.95 of short-term capital gains.

The views expressed in the report commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to a specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

COLUMBIA ACORN FAMILY OF FUNDS

TABLE OF CONTENTS

Share Class Performance	2
Fund Performance vs. Benchmarks	3
Columbia Acorn® Fund
In a Nutshell	4
At a Glance	5
Major Portfolio Changes	28
Statement of Investments	31
Columbia Acorn International®
In a Nutshell	6
At a Glance	7
Major Portfolio Changes	39
Statement of Investments	41
Portfolio Diversification	49
Columbia Acorn USA®
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	50
Statement of Investments	51
Columbia Acorn International SelectSM
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	56
Statement of Investments	57
Portfolio Diversification	61
Columbia Acorn SelectSM
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	62
Statement of Investments	63
Columbia Thermostat FundSM
In a Nutshell	14
At a Glance	15
Statement of Investments	67
Columbia Acorn Emerging Markets FundSM
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	69
Statement of Investments	71
Portfolio Diversification	76
Columbia Acorn European FundSM
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	77
Statement of Investments	79
Portfolio Diversification	83
Squirrel Chatter: Battery Technology and its Implications	20
Mid-Year Distributions	23
Understanding Your Expenses	25
Columbia Acorn Family of FundsSM
Statements of Assets and Liabilities	84
Statements of Operations	86
Statements of Changes in Net Assets	88
Financial Highlights	94
Notes to Financial Statements	110
Board of Approval of the Advisory Agreement	120
Results of Special Meeting of Shareholders	125
Description of Indexes	126
Expense Information	127

A COMMENT ON TRADING VOLUMES

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Funds. This is particularly so because the Funds focus on small- and mid-cap companies that usually have lower trading volumes and often take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate a Fund's exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

COLUMBIA ACORN FAMILY OF FUNDS

SHARE CLASS PERFORMANCE Average Annual Total Returns through 6/30/15

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
Year to date*	6.45%	0.32%	6.04%	1.04%	6.07%	5.07%	6.63%	N/A	6.56%	6.58%	6.63%	6.61%
1 year	4.45%	-1.56%	3.64%	-0.48%	3.69%	2.87%	4.81%	N/A	4.68%	4.76%	4.81%	4.73%
5 years	15.21%	13.85%	14.51%	14.28%	14.37%	14.37%	15.62%	N/A	15.52%	15.57%	15.60%	15.55%
10 years	8.48%	7.83%	7.80%	7.80%	7.65%	7.65%	8.82%	N/A	8.78%	8.80%	8.81%	8.79%
Columbia Acorn International®
Year to date*	5.05%	-0.99%	4.61%	-0.39%	4.63%	3.63%	5.23%	4.86%	5.12%	5.19%	5.24%	5.18%
1 year	-5.29%	-10.74%	-6.04%	-10.48%	-6.00%	-6.89%	-4.92%	-5.65%	-5.12%	-4.99%	-4.92%	-5.02%
5 years	10.21%	8.91%	9.43%	9.15%	9.39%	9.39%	10.65%	9.85%	10.52%	10.59%	10.61%	10.57%
10 years	8.82%	8.18%	8.09%	8.09%	7.99%	7.99%	9.22%	8.49%	9.16%	9.19%	9.21%	9.19%
Columbia Acorn USA®
Year to date*	7.14%	0.97%	6.45%	1.45%	6.76%	5.76%	7.34%	N/A	7.26%	7.32%	7.33%	7.25%
1 year	7.96%	1.74%	6.72%	2.50%	7.22%	6.38%	8.39%	N/A	8.19%	8.28%	8.36%	8.21%
5 years	16.67%	15.30%	15.78%	15.56%	15.84%	15.84%	17.13%	N/A	17.00%	17.03%	17.07%	16.98%
10 years	7.50%	6.87%	6.74%	6.74%	6.70%	6.70%	7.87%	N/A	7.81%	7.82%	7.84%	7.80%
Columbia Acorn International SelectSM
Year to date*	3.70%	-2.24%	3.36%	-1.64%	3.36%	2.36%	3.88%	N/A	3.86%	3.90%	3.91%	3.88%
1 year	-12.04%	-17.09%	-12.67%	-16.52%	-12.70%	-13.47%	-11.75%	N/A	-11.80%	-11.74%	-11.71%	-11.76%
5 years	8.86%	7.58%	8.14%	7.85%	8.02%	8.02%	9.27%	N/A	9.19%	9.23%	9.25%	9.21%
10 years	7.76%	7.12%	7.06%	7.06%	6.92%	6.92%	8.14%	N/A	8.10%	8.12%	8.13%	8.11%
Columbia Acorn SelectSM
Year to date*	5.96%	-0.12%	5.50%	0.72%	5.55%	4.60%	6.19%	N/A	6.08%	6.12%	6.14%	6.07%
1 year	6.96%	0.80%	6.05%	2.06%	6.15%	5.36%	7.35%	N/A	7.19%	7.31%	7.33%	7.25%
5 years	12.69%	11.36%	11.91%	11.69%	11.84%	11.84%	13.12%	N/A	12.98%	13.03%	13.06%	13.01%
10 years	7.67%	7.04%	6.95%	6.95%	6.84%	6.84%	8.04%	N/A	7.97%	7.99%	8.01%	7.98%
Columbia Thermostat FundSM
Year to date*	1.08%	-4.75%	0.81%	-4.13%	0.74%	-0.25%	N/A	N/A	1.23%	1.23%	1.23%	1.23%
1 year	2.46%	-3.43%	1.94%	-2.94%	1.70%	0.72%	N/A	N/A	2.74%	2.68%	2.74%	2.69%
5 years	10.51%	9.22%	9.94%	9.67%	9.67%	9.67%	N/A	N/A	10.78%	10.79%	10.82%	10.78%
10 years	6.26%	5.63%	5.72%	5.72%	5.47%	5.47%	N/A	N/A	6.53%	6.53%	6.55%	6.53%
Columbia Acorn Emerging Markets FundSM
Year to date*	-2.99%	-8.59%	N/A	N/A	-3.32%	-4.29%	-2.82%	N/A	-2.88%	-2.89%	-2.83%	-2.83%
1 year	-10.09%	-15.25%	N/A	N/A	-10.73%	-11.62%	-9.80%	N/A	-9.87%	-9.85%	-9.77%	-9.85%
Life of Fund	6.10%	4.49%	N/A	N/A	5.34%	5.34%	6.50%	N/A	6.45%	6.46%	6.48%	6.40%
Columbia Acorn European FundSM
Year to date*	6.66%	0.56%	N/A	N/A	6.29%	5.29%	6.80%	N/A	6.77%	6.81%	N/A	6.80%
1 year	-3.84%	-9.35%	N/A	N/A	-4.57%	-5.52%	-3.54%	N/A	-3.57%	-3.57%	N/A	-3.58%
Life of Fund	12.32%	10.61%	N/A	N/A	11.50%	11.50%	12.64%	N/A	12.62%	12.61%	N/A	12.61%

*Not annualized.

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 127 of this report for information on contractual fee waiver and expense reimbursement agreements in place on June 30, 2015, for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Continued on Page 3.

FUND PERFORMANCE VS. BENCHMARKS Class Z Average Annual Total Returns through 6/30/15

Class Z Shares	2nd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	2.54%	6.61%	4.73%	15.55%	8.79%	14.58%
Russell 2500 Index	-0.34%	4.81%	5.92%	17.85%	9.09%	N/A
S&P 500 Index**	0.28%	1.23%	7.42%	17.34%	7.89%	10.96%
Russell 2000 Index	0.42%	4.75%	6.49%	17.08%	8.40%	N/A
Lipper Mid-Cap Growth Funds Index	0.44%	5.54%	9.19%	16.74%	9.57%	N/A
Columbia Acorn International® (ACINX) (9/23/92)	0.81%	5.18%	-5.02%	10.57%	9.19%	10.87%
S&P Global Ex-U.S. Between $500M and $5B Index	2.91%	7.97%	-1.52%	9.91%	8.20%	8.48%
S&P Global Ex-U.S. SmallCap Index	4.55%	8.42%	-2.26%	10.54%	7.84%	7.97%
MSCI EAFE Index (Net)	0.62%	5.52%	-4.22%	9.54%	5.12%	6.09%
Lipper International Small/Mid Growth Funds Index	4.35%	10.16%	-0.41%	13.26%	8.91%	N/A
Columbia Acorn USA® (AUSAX) (9/4/96)	2.02%	7.25%	8.21%	16.98%	7.80%	10.93%
Russell 2000 Index	0.42%	4.75%	6.49%	17.08%	8.40%	8.72%
Lipper Small-Cap Growth Funds Index	1.71%	7.54%	9.63%	17.43%	8.29%	7.44%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	2.37%	3.88%	-11.76%	9.21%	8.11%	8.77%
S&P Developed Ex-U.S. Between $2B and $10B Index	2.27%	8.00%	-1.35%	10.68%	6.99%	7.68%
MSCI EAFE Index (Net)	0.62%	5.52%	-4.22%	9.54%	5.12%	4.37%
Lipper International Small/Mid Growth Funds Index	4.35%	10.16%	-0.41%	13.26%	8.91%	10.35%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	3.16%	6.07%	7.25%	13.01%	7.98%	10.35%
S&P MidCap 400 Index	-1.06%	4.20%	6.40%	17.82%	9.74%	10.55%
S&P 500 Index**	0.28%	1.23%	7.42%	17.34%	7.89%	5.46%
Lipper Mid-Cap Core Funds Index	-0.57%	3.43%	5.21%	16.45%	8.67%	9.14%
Columbia Thermostat FundSM (COTZX) (9/25/02)	-0.26%	1.23%	2.69%	10.78%	6.53%	7.77%
S&P 500 Index	0.28%	1.23%	7.42%	17.34%	7.89%	9.72%
Barclays U.S. Aggregate Bond Index	-1.68%	-0.10%	1.86%	3.35%	4.44%	4.48%
Lipper Flexible Portfolio Funds Index	-0.46%	1.01%	-0.59%	9.87%	6.26%	7.79%
50/50 Blended Benchmark	-0.70%	0.66%	4.73%	10.36%	6.46%	7.35%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	-2.06%	-2.83%	-9.85%	—	—	6.40%
S&P Emerging Markets Between $500M and $5B Index	1.17%	3.05%	-2.71%	—	—	3.68%
MSCI Emerging Markets Small Cap Index (Net)	4.50%	8.25%	0.34%	—	—	3.10%
Lipper Emerging Markets Index	0.66%	1.72%	-7.05%	—	—	2.35%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	2.30%	6.80%	-3.58%	—	—	12.61%
S&P Europe Between $500M and $5B Index	5.03%	10.62%	-1.86%	—	—	14.88%
Euromoney Smaller European Companies (inc. UK) Index	5.49%	10.15%	-5.39%	—	—	12.92%
Lipper European Region Index	1.89%	6.42%	-4.28%	—	—	12.26%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 126 for a description of the indexes listed above.

COLUMBIA ACORN® FUND

IN A NUTSHELL

Robert A. Mohn* Co-Portfolio Manager	P. Zachary Egan Co-Portfolio Manager

Fritz Kaegi Co-Portfolio Manager	David L. Frank Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Fund Class Z shares gained 2.54% in the second quarter of 2015, outperforming the Fund's primary benchmark, the Russell 2500 Index, which declined by 0.34% during the period. For the six months ended June 30, the Fund rose by 6.61%, topping the 4.81% gain by the Russell 2500 Index. Good stock selection in the health care sector, and specifically in biotech-related names, represented about two-thirds of the outperformance during the second quarter. Most of the remaining outperformance relative to the benchmark resulted from good stock selection in the financials sector.

Within health care, the "orphan drug" investment theme came to fruition with Alexion's takeover of Synageva BioPharma at a 128% premium to pre-announcement trading levels. Returning 109% during the quarter and 119% for the first half of the year, Synageva was at the core of the investment theme begun in 2007 to invest in companies developing drugs to treat "orphan" diseases—serious ailments that affect small numbers of people—which benefit from a favorable regulatory approval process. Orphan drug developers Ultragenyx Pharmaceutical (up 65% for the quarter) and Sarepta Therapeutics (up 129%), as well as biotech Seattle Genetics (up 37%), all rose on the Synageva take-out offer and accounted for most of the rest of the Fund's outperformance in health care. For the year-to-date period, these stocks had gains of 135%, 110% and 51%, respectively. We believe the results achieved within our orphan drug theme offer a good example of how our research structure and investment process can deliver unique value for Fund investors over the long term.

Within financials, investment manager SEI Investments led the outperformance, gaining 12% in the second quarter and 23% year to date. The company's actively managed investment strategies continued to attract strong net cash inflows. The Fund also benefited from a takeover offer for HCC Insurance, which rose 36% and was sold during the quarter.

Fund industrial stocks fell 1.6% in the second quarter, outperforming a 2.5% decline for the industrial sector within the benchmark. However, the Fund's overweight position resulted in a larger negative impact versus the benchmark's much smaller weighting in the sector. Notable detractors for the Fund included satellite owner Globalstar, down 37% for the quarter and 23% for the half year on regulatory worries about the company's wireless spectrum. Avis Budget Group fell 25% in the quarter and 33% for the half year on investor worries about pricing conditions in the car rental industry. Portable power generator maker Generac declined 18% for the quarter and 15% for the half year following management's lowered 2015 earnings guidance.

Columbia Acorn Fund continued to have significant net redemptions during the first half of 2015, following significant net redemptions during 2014. These redemptions have caused the Fund to realize large amounts of long-term capital gain, as many of the positions liquidated in connection with the redemptions had appreciated considerably in value during the periods they were held by the Fund. The Fund seeks to minimize the amount of gains distributions affecting its taxable shareholders, consistent with the execution of its investment strategy and the trading activity required by Fund flows. Similarly, CWAM's experienced trading desk makes every effort to minimize the impact of this trading on the prices of Fund portfolio holdings.

Over the past 12 months, and against the backdrop of these Fund net redemptions, we have reduced meaningfully the number of positions owned by the Fund. At June 30, 2015, the Fund had 184 positions, compared to 205 at March 31, 2015, 277 at December 31, 2014, and 320 at June 30, 2014. Our 10 largest positions accounted for 18.5% of Fund assets at quarter end, up slightly from 18.3% at March 31. While past performance is not indicative of future results, the Fund has thrived at this level of concentration in the past. The Fund's holdings may become slightly more concentrated in the future as the result of having fewer overall holdings or more concentration in the largest holdings. Our investment team's key focus going forward is on adding new holdings when valuations are attractive and appropriately sizing the positions the Fund currently owns.

We were comfortable with the Fund's sector positioning versus its benchmark at quarter end. For the reasons described in our first quarter 2015 report, our largest overweight versus the benchmark remained the industrials sector, and our largest underweight remained the financials sector at the second quarter end. During the quarter, the Fund's industrials weight declined by a percentage point, while its financials underweight did not change. The majority of the financials underweight related to the REITs portion of the financials sector.

P. Zachary Egan and Fritz Kaegi joined the management team of Columbia Acorn Fund as co-portfolio managers on May 1, 2015. Mr. Egan has 16 years of industry experience and also serves as President and Chief International Investment Officer of Columbia Wanger, as well as co-portfolio manager of Columbia Acorn International. Mr. Kaegi brings 17 years of industry experience to the Fund and also serves as co-portfolio manager of Columbia Acorn Emerging Markets Fund.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

SEI Investments	2.7%
Ultragenyx Pharmaceutical	1.5
Generac	0.9
Seattle Genetics	0.7
Avis Budget Group	0.7
Sarepta Therapeutics	0.6
Globalstar	0.6

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

*  It is expected that Robert A. Mohn, co-portfolio manager of Columbia Acorn Fund, will step down from this role in the fourth quarter of 2015. Mr. Mohn will continue to perform portfolio management services for the Fund leading up to his departure to ensure a smooth transition in management.

COLUMBIA ACORN® FUND

AT A GLANCE

Total Net Assets of the Fund:
$11.8 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	2.54%	6.61%	4.73%	15.55%	8.79%	14.58%
Class A (10/16/00 inception)
without sales charge	2.46	6.45	4.45	15.21	8.48	14.21
with sales charge	-3.43	0.32	-1.56	13.85	7.83	14.06
Russell 2500 Index*	-0.34	4.81	5.92	17.85	9.09	N/A

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.79% for Class Z shares and 1.08% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/15

Top 10 Holdings

as a percentage of net assets, as of 6/30/15

1.	SEI Investments Mutual Fund Administration & Investment Management	2.7%
2.	Donaldson Industrial Air Filtration	2.4%
3.	Ametek Aerospace/Industrial Instruments	2.1%
4.	Cepheid Molecular Diagnostics	2.1%
5.	LKQ Alternative Auto Parts Distribution	1.7%
6.	Amphenol Electronic Connectors	1.7%
7.	Mettler-Toledo International Laboratory Equipment	1.5%
8.	Ultragenyx Pharmaceutical Biotech Focused on "Ultra-Orphan" Drugs	1.5%
9.	Nordson Dispensing Systems for Adhesives & Coatings	1.4%
10.	Associated Banc-Corp Midwest Bank	1.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL®

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn International Class Z shares gained 0.81% in the second quarter of 2015, bringing its year-to-date return to 5.18%. This was 2.79% behind the Fund's primary benchmark, the S&P Global ex-U.S. Between $500M and $5B® Index, which rose 7.97% year to date.

The majority of the Fund's underperformance for the half year was the result of weak relative performance in Asia, excluding Japan, which comprised roughly 27% of both the Fund and the benchmark. The strong rally in Chinese domestic shares (described in more detail below) helped lift China-related shares listed in Hong Kong in the benchmark nearly 25%, and the Fund's China-related holdings did not keep pace. In Hong Kong itself, Fund holdings continued to be negatively impacted by weak domestic demand in consumer stocks, as well as the continued decline in the Macau gaming sector. Elsewhere in Asia, underperformance in Korea was primarily due to the Fund's lack of holdings in the health care sector, which rallied over 100% on positive news regarding drug approvals. On the upside, in Japan, where the Fund's weight roughly matched that of the benchmark, good stock selection helped Fund stocks outperform the benchmark during the first half of 2015.

Although the principal Chinese stock exchanges in Shanghai and Shenzen are by regulation inaccessible to most non-Chinese investors, including the Fund, this so-called "A-share market" is the world's second largest equity market, calculated in U.S. dollars.* In the 12 months ended June 30, 2015, the Shanghai A and Shenzen A share indexes rose 109% and 125%, respectively, inclusive of a major correction in June. The rally has captured the imagination of millions of new domestic Chinese investors who have rushed to open brokerage accounts and speculate in the market. Margin lending reached record highs in June, representing an estimated 12% of the free-float market capitalization of marginable stocks, according to Reuters. The launch in November 2014 of the "Shanghai-Hong Kong Connect," a partnership between the Hong Kong and Shanghai exchanges that allows traders registered on each exchange to invest in stocks on the other, was thought to be the global investors' gateway into the China A-share market. In fact, it has resulted to date in large amounts of money flowing from Chinese investors into shares listed on the Hong Kong exchange, significantly bolstering that market.

Given this market environment, Columbia Acorn International's underweight in China-related shares has hurt relative performance, but we have been skeptical of the hype around the Shanghai-Hong Kong Connect and the rapid rise in speculation by Chinese investors, which we believe warrant caution for global investors like the Fund. We continue to be cautious about allocating capital in the region, although we have recently initiated some new positions there, as discussed below. The Chinese political leadership has been engaged for some time in a very public project to transform its large economy from one that has been almost solely export-oriented and investment-led, into one more focused on its internal market and meeting the needs of the Chinese consumer and citizen. This re-orientation is necessitated by an economic growth imperative in light of industrial capacity overinvestment and increasing demands for an enhanced quality of life. In recent months, some elements of a policy framework designed to address these goals have become clearer, which we believe create some attractive opportunities for long-term investors like the Fund. In particular, we like the prospects for entrepreneurial Chinese companies focused on health care, certain types of infrastructure development, and meeting the goals of evolving environmental regulation.

Consistent with this view, we have recently increased the Fund's exposure to China, although it remains slightly underweight compared to the benchmark. We initiated positions in China Everbright International, a municipal waste-to-energy operating facility, and SIIC Environment, a municipal water treatment operator, both of which will benefit from efforts to clean up a highly polluted environment after years of heavy industrial growth. Another new position, Phoenix Healthcare Group, has been winning contracts to manage public hospitals, and through modern organizational and information systems, it is increasing health care delivery standards while turning around loss-making, former state-managed operations. At June 30, the Fund's exposure to China (through Hong Kong-listed, Singapore-listed and U.S.-listed shares) was approximately 6%, compared to 3% at December 31, 2014.

During the first half of 2015, there was significant world focus and dramatic headlines about the potential exit of Greece from the eurozone and the possible impact. While a Greek exit from the common euro currency cannot be ruled out, we think that it is an unlikely outcome and one that entails little contagion risk for the rest of Europe because of the way the debt is held. Whatever the outcome, we do not believe it would portend a broader dissolution of the eurozone. Consequently, we have not modified the Fund's portfolio to anticipate this scenario. We remain overweight in Europe relative to the benchmark by approximately three percentage points.

*Data source: the World Federation of Exchanges.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

China Everbright International	0.7%
SIIC Environment	0.3
Phoenix Healthcare Group	0.3

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

COLUMBIA ACORN INTERNATIONAL®

AT A GLANCE

Total Net Assets of the Fund:
$7.9 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	0.81%	5.18%	-5.02%	10.57%	9.19%	10.87%
Class A (10/16/00 inception)
without sales charge	0.74	5.05	-5.29	10.21	8.82	10.46
with sales charge	-5.05	-0.99	-10.74	8.91	8.18	10.17
S&P Global Ex-U.S. Between $500M and $5B® Index*	2.91	7.97	-1.52	9.91	8.20	8.48

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.93% for Class Z shares and 1.26% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/15

Top 10 Holdings

as a percentage of net assets, as of 6/30/15

1.	Coronation Fund Managers (South Africa) South African Fund Manager	1.2%
2.	CCL Industries (Canada) Global Label Converter	1.0%
3.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	1.0%
4.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	1.0%
5.	SimCorp (Denmark) Software for Investment Managers	1.0%
6.	Spotless (Australia) Facility Management & Catering Company	1.0%
7.	Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Process Industries	0.8%
8.	President Chain Store (Taiwan) Convenience Chain Store Operator in Taiwan	0.8%
9.	Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	0.8%
10.	Partners Group (Switzerland) Private Markets Asset Management	0.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN USA®

IN A NUTSHELL

Robert A. Mohn* Co-Portfolio Manager	William J. Doyle* Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn USA Class Z shares gained 2.02% in the second quarter of 2015, outperforming the Fund's primary benchmark, the Russell 2000 Index, which rose 0.42%. Year to date through June 30, the Fund was up 7.25%, well ahead of the 4.75% gain of its benchmark. Strong performance in the health care sector, particularly in biotech stocks, fueled the Fund's strong relative performance for both periods.

Four of the top five contributors to Fund performance in the second quarter were biotech names. Three of these four biotech winners develop drugs to fight orphan diseases—rare diseases that affect a small percentage of the population. Focusing on orphan drug companies has been one of the Fund's investment themes. Synageva BioPharma gained 109% in the quarter on news it was being acquired by Alexion Pharmaceuticals. For the half-year period, Synageva was up 120%. We sold the Fund's position in the stock during the quarter to capture its strong gains. Ultragenyx Pharmaceutical saw its stock rise on Synageva's announcement and on news of positive test results for an orphan drug in its pipeline. Ultragenyx gained 64% in the quarter and was up 137% for the half year. Sarepta Therapeutics, up 129% in the quarter and 110% for the half year, also bounced on the Synageva news and on a favorable review from the FDA of its drug to treat Duchenne muscular dystrophy. Our remaining biotech winner was Seattle Genetics, a developer of antibody-based therapies for cancer, which gained 37% in the quarter and ended the half year up 51%, as its stock benefited from strength in the sector.

Other winners in the quarter included Texas thrift LegacyTexas, which gained 34% as concerns over its energy loan book abated. Virtusa, a provider of offshore IT outsourcing services, rose 24% in the quarter on strong revenue growth fueled by demand from financial services clients.

Rental car companies Hertz and Avis Budget Group slumped in the quarter, falling 16% and 25%, respectively, as rental car pricing year over year grew less than Wall Street analysts believed it would. We are comfortable with the rate of pricing growth. With a 34% loss for Avis Budget Group and a 27% decline for Hertz, these stocks were the Fund's biggest detractors for the six-month period.

The Fund also experienced some declines in the industrial sector. Generac, a manufacturer of standby power generators, had weak year-over-year sales, as electrical power outages fell well below trend. Generac's stock dropped 18% in the quarter and was off 15% year to date. Oshkosh, a specialty truck manufacturer, was added to the Fund in the second quarter but got off to a bumpy start. Its 22% decline followed the company's release of weak revenue guidance within its aerial work platform business segment. A provider of international container leases, CAI International fell 16% in the second quarter as sharp declines in steel prices have lowered the cost of buying ocean going container boxes, and lower box prices have translated into falling daily rental rates for CAI's fleet.

We are encouraged by Columbia Acorn USA's performance to date in 2015 and with the progress being made in the Fund's longer term results. For the one-year period ended June 30, 2015, Columbia Acorn USA's 8.21% gain was 1.72% ahead of its benchmark, and Fund results for the five- and 10-year periods were less than a percentage point off the benchmark. This quarter we also saw our orphan drug biotech theme come to fruition. Orphan pharmaceutical Synageva BioPharma, for example, was added to the Fund in the first quarter of 2012 and the position produced a cumulative gain within Columbia Acorn USA of 574% upon its sale in the second quarter. After the biotech group's multi-year run-up, we believe that the sector's valuations appear stretched. With the removal of Synageva BioPharma from the portfolio and some selective trimming of other positions, we have recently reduced the Fund's exposure to this area.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

Ultragenyx Pharmaceutical	1.5%
Avis Budget Group	1.4
Sarepta Therapeutics	1.0
LegacyTexas	1.0
Virtusa	0.9
Generac	0.9
CAI International	0.8
Hertz	0.7
Seattle Genetics	0.7
Oshkosh	0.5

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

*  It is expected that Robert A. Mohn, co-portfolio manager of Columbia Acorn USA, will step down in the fourth quarter of 2015. William J. Doyle, current co-portfolio manager of Columbia Acorn USA, will continue in that role. Mr. Mohn will continue to perform portfolio management services for the Fund leading up to his departure to ensure a smooth transition in management.

COLUMBIA ACORN USA®

AT A GLANCE

Total Net Assets of the Fund:
$1.3 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	2.02%	7.25%	8.21%	16.98%	7.80%	10.93%
Class A (10/16/00 inception)
without sales charge	1.96	7.14	7.96	16.67	7.50	10.56
with sales charge	-3.91	0.97	1.74	15.30	6.87	10.21
Russell 2000 Index*	0.42	4.75	6.49	17.08	8.40	8.72

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.08% for Class Z shares and 1.34% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/15

Top 10 Holdings

as a percentage of net assets, as of 6/30/15

1.	Ametek Aerospace/Industrial Instruments	3.3%
2.	Nordson Dispensing Systems for Adhesives & Coatings	3.1%
3.	Mettler-Toledo International Laboratory Equipment	3.1%
4.	Extra Space Storage Self Storage Facilities	2.9%
5.	HEICO FAA-approved Aircraft Replacement Parts	2.8%
6.	Donaldson Industrial Air Filtration	2.6%
7.	IPG Photonics Fiber Lasers	2.5%
8.	Cepheid Molecular Diagnostics	2.1%
9.	Drew Industries RV & Manufactured Home Components	1.7%
10.	Ansys Simulation Software for Engineers & Designers	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL SELECTSM

IN A NUTSHELL

Christopher J. Olson Co-Portfolio Manager	Andreas Waldburg-Wolfegg Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn International Select Class Z shares ended the second quarter of 2015 up 2.37%, topping the 2.27% gain of the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. For the six-month period ended June 30, the Fund was up 3.88% while the benchmark gained 8.00% for the same period. On a sector basis, Fund industrials outperformed relative to the benchmark for both periods, while materials and financials negatively impacted performance. On a regional basis, good stock selection in Asia, excluding Japan, was a positive during the quarter. Columbia Acorn International Select also outperformed in the UK and Ireland in the second quarter, though a lesser weighting than the benchmark diminished its impact relative to the index.

The top contributor to Fund performance in the second quarter and for the half year period was CJ Corp, a holding company of Korean consumer conglomerates. Up 66% in the quarter and 86% for the half, investors responded favorably to the company's new management and its successful implementation of restructuring programs. In the United Kingdom, WH Smith, a newsprint, book and stationery retailer, gained 24% in the second quarter, benefiting from strong air passenger demand in its travel division. WH Smith was added to the portfolio in the first quarter and, at the second quarter end, was up 15%. Silver and gold miner Tahoe Resources rebounded in the second quarter, gaining 11% after a weak first quarter left the stock looking inexpensive. Tahoe's strong quarter was not enough to overcome earlier weakness, however, leaving its stock with a 12% loss for the half year. CCL Industries, a global label converter based in Canada, gained 10% in the second quarter and was up 14% for the half year period on continued strong revenue growth.

In Japan, Japan Tobacco, a maker of cigarettes, had another strong quarter, gaining 14% as investor fears surrounding its Russian operations abated and management undertook a stock buyback. Japan Tobacco's stock was up 30% for the semiannual period. KDDI, a mobile and fixed line communication service provider in Japan, gained 7% in the quarter and was up 16% for the half year, as it has continued to deliver consistent earnings growth driven by higher average revenue per user and by subscriber growth.

The biggest detractor from gains in the quarter and half was Coronation Fund Managers, a South African fund manager. Down 15% in the quarter and 31% year to date, its stock suffered from significantly lower performance fees compared to those earned last year. Beadell Resources, a gold miner operating in Brazil, and Goldcorp, a Canadian gold miner, were also among the detractors. Beadell fell 26% in the quarter and was off 18% for the half-year period, while Goldcorp declined 10% in the quarter and ended the half down 11%. Both were affected by weak gold prices. Park24, a parking lot operator in Japan, gained nearly 40% in the first quarter as investors migrated toward more stable domestic businesses, but the second quarter took away some of that gain, as its stock fell 17% on a weaker than expected recovery in parking lot demand. Park24 returned 16% year to date. Nippon Prologis REIT, a logistics REIT in Japan, was down 15% for the second quarter and the half year as investors rotated into other sectors after several years of outperformance.

Andreas Waldburg-Wolfegg was named co-portfolio manager of Columbia Acorn International Select, effective May 1, 2015. Mr. Waldburg-Wolfegg brings 22 years of industry experience to the portfolio and also serves as co-portfolio manager of Columbia Acorn European Fund.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

KDDI	3.9%
Tahoe Resources	3.2
CJ Corp	3.1
CCL Industries	2.8
Japan Tobacco	2.5
WH Smith	2.5
Coronation Fund Managers	2.0
Goldcorp	1.9
Nippon Prologis REIT	1.3
Park24	1.0
Beadell Resources	0.8

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

COLUMBIA ACORN INTERNATIONAL SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$223.4 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	2.37%	3.88%	-11.76%	9.21%	8.11%	8.77%
Class A (10/16/00 inception)
without sales charge	2.26	3.70	-12.04	8.86	7.76	8.41
with sales charge	-3.60	-2.24	-17.09	7.58	7.12	8.03
S&P Developed Ex-U.S. Between $2B and $10B® Index*	2.27	8.00	-1.35	10.68	6.99	7.68

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.18% for Class Z shares and 1.47% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/15

Top 10 Holdings

as a percentage of net assets, as of 6/30/15

1.	Naspers (South Africa) Media in Africa, China, Russia & other Emerging Markets	4.3%
2.	CapitaLand Mall Trust (Singapore) Singapore Commercial Property Real Estate Investment Trust	4.2%
3.	Singapore Exchange (Singapore) Singapore Equity & Derivatives Market Operator	4.1%
4.	KDDI (Japan) Mobile & Fixed Line Communication Service Provider in Japan	3.9%
5.	Recruit Holdings (Japan) Recruitment & Media Services	3.6%
6.	Secom (Japan) Security Services	3.5%
7.	Tahoe Resources (Guatemala) Silver & Gold Projects in Guatemala & Peru	3.2%
8.	CJ Corp (Korea) Holding Company of Korean Consumer Conglomerate	3.1%
9.	Partners Group (Switzerland) Private Markets Asset Management	2.8%
10.	CCL Industries (Canada) Global Label Converter	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECTSM

IN A NUTSHELL

Robert A. Chalupnik Lead Portfolio Manager	Matthew S. Szafranski Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Select Class Z shares ended the second quarter of 2015 up 3.16%, outperforming the 1.06% decline of its primary benchmark, the S&P MidCap 400 Index. For the six months ended June 30, the Fund was up 6.07% versus a 4.20% gain for the benchmark. Solid performance from Fund health care stocks, specifically biotech-related names, contributed to the Fund's outperformance for both periods. Being underweight in utilities also benefited the Fund, as this group was down nearly 7% for the quarter and 12% year to date in the benchmark. We have not held any utility stocks during the past year due to high valuations for these low-growth companies.

Synageva BioPharma, a biotech company focused on orphan diseases, surged 110% in the quarter after announcing that the company was being acquired by Alexion Pharmaceuticals. For the half year, the stock was up nearly 121%. We chose to sell this position on the positive news. Ultragenyx Pharmaceutical is also focused on drugs that treat very rare diseases. Its stock was up nearly 64%, as the sector bounced with Synageva. Ultragenyx also benefited from favorable news for several of its pipeline drugs. For the half year, Ultragenyx was up nearly 109%.

Other winners included LKQ, a distributor of alternative auto parts for the collision industry. Up 18% in the quarter and 7% for the half year, LKQ enjoyed sales growth across all of its business segments and also benefited from a rebound in margins after a tough fourth quarter. SEI Investments, a mutual fund administrator and investment manager, gained 12% in the quarter and 23% for the half year, as its actively managed investment strategies attracted strong cash inflows.

In addition to Synageva BioPharma, the issuers of two other Fund positions announced that they were being sold during the second quarter. Pall, a life science and industrial filtration company, gained 22% in the quarter following the news that it was being acquired by Danaher. Pall's stock was up 21% for the half year. Informatica, an enterprise data integration software company, was the third acquisition. Informatica's stock was up only 9% in the quarter, as much of the 25% year-to-date gain was realized earlier in the year when news broke that the company had hired an investment banker to contact potential buyers. We sold out of both positions following the announcements.

On the downside, several Fund consumer stocks declined in the second quarter. The Fresh Market, a specialty food retailer, was off over 20% for the quarter and the half year. While earnings were slightly above industry estimates, comparative quarterly sales data missed expectations. An unusually large number of competitive store openings have hurt the company's overall sales, but we expect this trend to normalize. Fossil, a manufacturer of watches and jewelry, was down nearly 16% in the quarter and 14% for the half. A decline in North American sales of Fossil's Michael Kors line, and buzz around the Apple Watch and other wearable technology, negatively impacted returns. United Natural Foods, a distributor of natural/organic foods to grocery stores, was off 17% for the quarter and 18% for the half year as the specialty grocery industry experienced a general slowdown early in the year.

Other laggards included Solera Holdings, a developer of software for the automotive insurance claims processing industry, which fell 13% in the second quarter and ended the half year down 9%. With 60% of its sales outside of the United States, currency headwinds played a role in Solera's decline. Donaldson, an air filtration company, fell 5% in the quarter and was off over 6% for the half year. As mentioned last quarter, the company has suffered from weaker sales to its agriculture end market and has also been impacted by the strong U.S. dollar.

After several years of no take-out activity in the Fund, Columbia Acorn Select had three in the quarter and four so far in 2015. Acquisitions of Fund holdings have benefited the Fund historically, and typically confirm the investment merit of the business.

Our strategy remains unchanged. We continue to invest in growing businesses that trade at what we believe to be reasonable valuations relative to the quality and fundamentals of the business.

Matthew S. Szafranski was named co-portfolio manager of Columbia Acorn Select on May 1, 2015. As an analyst, Mr. Szafranski covers leisure, lodging, gaming, restaurants and consumer staples companies for our domestic team.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

Donaldson	5.0%
LKQ	5.0
SEI Investments	4.6
The Fresh Market	3.6
Solera Holdings	2.6
Fossil	2.0
United Natural Foods	1.4
Ultragenyx Pharmaceutical	1.4

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

COLUMBIA ACORN SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$604.7 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	3.16%	6.07%	7.25%	13.01%	7.98%	10.35%
Class A (10/16/00 inception)
without sales charge	3.12	5.96	6.96	12.69	7.67	10.01
with sales charge	-2.82	-0.12	0.80	11.36	7.04	9.62
S&P MidCap 400® Index*	-1.06	4.20	6.40	17.82	9.74	10.55

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.84% for Class Z shares and 1.12% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/15

Top 10 Holdings

as a percentage of net assets, as of 6/30/15

1.	Ametek Aerospace/Industrial Instruments	6.4%
2.	Donaldson Industrial Air Filtration	5.0%
3.	LKQ Alternative Auto Parts Distribution	5.0%
4.	SEI Investments Mutual Fund Administration & Investment Management	4.6%
5.	The Fresh Market Specialty Food Retailer	3.6%
6.	Vail Resorts Ski Resort Operator & Developer	3.2%
7.	Associated Banc-Corp Midwest Bank	3.1%
8.	Nordson Dispensing Systems for Adhesives & Coatings	3.0%
9.	Airgas Industrial Gas Distributor	2.9%
10.	Gentex Manufacturer of Auto Parts	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA THERMOSTAT FUNDSM

IN A NUTSHELL

Charles P. McQuaid Lead Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager's affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.

Our fund of funds, Columbia Thermostat Fund, saw its Class Z shares drop 0.26% in the second quarter of 2015. This compares to a 0.28% quarterly gain of the Fund's primary equity benchmark, the S&P 500® Index. The Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index, fell 1.68% in the quarter, and the 50/50 Blended Benchmark was off 0.70% for the same period. For the half year, the Fund's 1.23% gain matched the S&P 500 Index, outpaced its Barclay's benchmark, which was off 0.10%, and topped the 0.66% gain of the 50/50 Blended Benchmark.

The weighted average gain for the Fund's equity portfolio was 1.02% for the second quarter, led by the performance of Columbia Acorn Select, up 3.19%. For the six months through June 30, the weighted average equity gain was 3.65%, led by the 8.35% gain of Columbia Select Large Cap Growth Fund. For both periods, five of seven of Thermostat's stock funds beat the S&P 500, and four beat their own benchmarks.

The bond portion of the Fund had a weighted average loss in the second quarter, falling 0.34%. Columbia Intermediate Bond Fund was the biggest detractor, falling 1.61% in the quarter. Year to date, the bond portfolio had a weighted average gain of 1.15%, due largely to the 2.69% gain of Columbia Income Opportunities Fund. During both periods, all four bond funds beat the Barclay's benchmark and beat or nearly matched their own benchmarks.

As mentioned last quarter, as a result of the periodic review called for by Columbia Thermostat's prospectus, we made several changes that went into effect May 1, 2015. On the equity side, we decreased the Fund's weighting in Columbia Acorn Fund and increased its weight in Columbia Contrarian Core Fund. On the bond side, we decreased exposure to Columbia Intermediate Bond Fund and increased the Fund's weight in Columbia U.S. Government Mortgage Fund. These changes are intended to bring the Fund closer to a market weight in larger cap stocks, and, on the bond side, modestly boost the yield of Thermostat's bond portfolio. We note that over the last several years, we've reduced the weighted average duration of Thermostat's bond portfolio, which should benefit shareholders if interest rates rise.

Also effective May 1, 2015, we revised the stock/bond allocation table. The Fund now moves to 10% stocks at an S&P 500 level over 2,225, up from 2,020. The Fund now moves to 90% stocks at a level of 1,100 or less, up from 970. In between, a 75 point move in the S&P 500 triggers a 5% point change in allocation of stock and bond funds. As a result of this revision, Thermostat increased its equity weight from 10% to 20% and cut its bond weight from 90% to 80% on May 1.

The Fund hit one reallocation trigger in the second quarter following the adoption of the new stock/bond allocation table, increasing stock exposure further, to 25%, and cutting its bond weight to 75% on June 30.

While Thermostat's return was slightly negative in the quarter and modestly positive for the half year, we are pleased with its performance relative to its benchmarks. Thermostat matched the S&P 500 for the half year while having at most 25% in equities (and that only for the last day of the period) at a time when the bond index was off slightly. This is primarily due to good performance of the underlying funds, discussed above.

Results of the Funds Owned in Columbia Thermostat Fund

as of June 30, 2015

Stock Funds

Fund	Weightings in category	2nd quarter performance	Year to date performance
Columbia Acorn International, Class I	20%	0.81%	5.23%
Columbia Contrarian Core Fund, Class I	20%*	1.83%	3.10%
Columbia Dividend Income Fund, Class I	20%	-0.82%	-1.15%
Columbia Acorn Fund, Class I	10%*	2.53%	6.63%
Columbia Acorn Select, Class I	10%	3.19%	6.19%
Columbia Large Cap Enhanced Core Fund, Class I	10%	-0.44%	0.87%
Columbia Select Large Cap Growth Fund, Class I	10%	2.48%	8.35%
Weighted Average Equity Gain	100%	1.02%	3.65%

Bond Funds

Fund	Weightings in category	2nd quarter performance	Year to date performance
Columbia Short Term Bond Fund, Class I	40%	0.15%	0.73%
Columbia Intermediate Bond Fund, Class I	20%*	-1.61%	0.29%
Columbia Income Opportunities Fund, Class I	20%	-0.22%	2.69%
Columbia U.S. Government Mortgage Fund, Class I	20%*	0.04%	1.32%
Weighted Average Income Gain/Loss	100%	-0.34%	1.15%

*  Change effective with the May 1, 2015 prospectus. Weighted average returns through the end of the period reflect linked returns between the previous fund weightings and the current weights in these positions.

Columbia Thermostat Fund Rebalancing in the Second Quarter

May 1, 2015	20% stocks, 80% bonds
June 30, 2015	25% stocks, 75% bonds

The Fund's investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.

COLUMBIA THERMOSTAT FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$1.1 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	-0.26%	1.23%	2.69%	10.78%	6.53%	7.77%
Class A (3/3/03 inception)
without sales charge	-0.33	1.08	2.46	10.51	6.26	7.50
with sales charge	-6.06	-4.75	-3.43	9.22	5.63	7.00
S&P 500® Index*	0.28	1.23	7.42	17.34	7.89	9.72
Barclays U.S. Aggregate Bond Index*	-1.68	-0.10	1.86	3.35	4.44	4.48

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.77% for Class Z shares and 1.02% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 6/30/15

Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/15

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Contrarian Core Fund, Class I	20%*
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	10%*
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	20	%*
Columbia Income Opportunities Fund, Class I	20%
Columbia U.S. Government Mortgage Fund, Class I	20	%*

*Change effective with the May 1, 2015 prospectus. Weighted average returns through the end of the period reflect linked returns between the previous fund weightings and the current weights in these positions.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

IN A NUTSHELL

Fritz Kaegi Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Louis J. Mendes Co-Portfolio Manager	Satoshi Matsunaga Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn Emerging Markets Fund Class Z shares lost 2.06% in the second quarter of 2015, underperforming the 1.17% gain of the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B® Index. For the first six months of the year, the Fund was down 2.83%, trailing the benchmark's gain of 3.05% by 588 basis points.* Since its inception in August 2011, the Fund has returned an annualized gain of 6.40% compared to the benchmark's 3.68% return, or 272 basis points of outperformance on an annualized basis. The Fund lagged the benchmark in the first half of the year primarily due to the underperformance of Fund stocks with exposure to Southeast Asia and China.

During the quarter and half year, the Fund's main overweight positions underperformed. Southeast Asia, where the Fund had a 21% weight that was seven percentage points over the benchmark, was the worst performing region in the benchmark during the quarter. For most of its existence, Columbia Acorn Emerging Markets Fund has been significantly underweight in China, which was the best performing market in the benchmark in the first half of the year. By the end of June, however, we added about 12 percentage points to the Fund's exposure, as Chinese authorities began to implement market-based policy reforms in certain sectors including environmental protection and health care. While we were skeptical of the high valuations of many China-related stocks, we made several new investments within these sectors at what we believe are reasonable prices. This brought the Fund's exposure to China to slightly over the benchmark weight. Concurrently, many Southeast Asian stocks, which are generally illiquid, were impacted by slower economic growth and tighter liquidity in the region.

The Fund's largest contributor to returns during the second quarter was Chinese tobacco packaging supplier AMVIG Holdings. Its stock gained 15% in the second quarter and was up 31% for the half year, benefiting from the overall Chinese market rally. PChome Online, the only listed e-commerce company in Taiwan, was up 28% in the second quarter and 55% for the half year, as it continued to see strong revenue growth due to Taiwanese consumers' switch to online retail channels. A retail bank and insurer in Kazakhstan, Halyk Savings Bank of Kazakhstan, was up 24% in the quarter as it doubled its dividend and fears about further depreciation of the tenge, Kazakhstan's currency, subsided somewhat. Year to date its stock was up 8%.

The largest percentage decline in the quarter and half year period was Melco Crown (Philippines) Resorts, an operator of an integrated casino resort in the Philippines. Despite a successful grand opening in February, the stock fell 45% in the quarter and was off 63% for the half year, as market participants seem to fear that negative gaming revenue trends in Macau will spread over Asian casinos. Its stock decline was much sharper than its affiliate Melco International, a Macau casino operator, which declined 36% for the half year and 16% in the second quarter. RFM, the dominant pasta and ice cream manufacturer in the Philippines, was off 22% in the second quarter despite solid first quarter earnings. Its removal from a major index at the end of May seemed to trigger a large sell-off of this small-cap stock. Year to date, RFM was off 17%. Coronation Fund Managers, the leading asset manager in South Africa, fell 14% in the second quarter and declined 30% for the half year due to significantly lower performance fees compared to those earned last year.

Responding to tighter liquidity in local markets, we have been reducing the Fund's overweight in Southeast Asia and, as mentioned, increasing its exposure to China. The stocks we have added with Chinese exposure have unique themes supported by structural tailwinds. We believe that waste treatment companies China Everbright Water and SIIC Environment, for example, should benefit from increased attention in China to environmental issues. Both companies operate in China but are listed in Singapore. We believe that our focus on higher quality businesses that are poised to benefit from positive long-term trends should provide investors with above average risk-adjusted returns.

Satoshi Matsunaga was named co-portfolio manager of Columbia Acorn Emerging Markets Fund, effective May 1, 2015. Mr. Matsunaga has 11 years of industry experience and covers Southeast Asian companies as an analyst. Also effective May 1, P. Zachary Egan is no longer a co-portfolio manager of the Fund.

*A basis point is 1/100 of a percent.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

AMVIG Holdings	3.1%
Coronation Fund Managers	2.9
Halyk Savings Bank of Kazakhstan - GDR	2.6
PChome Online	1.7
SIIC Environment	1.5
RFM	1.2
Melco Crown (Philippines) Resorts	1.0
China Everbright Water	0.9
Melco International	0.9

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts with certain exceptions. Refer to the Fund's prospectus for details.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$416.8 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	-2.06%	-2.83%	-9.85%	6.40%
Class A (8/19/11 inception)
without sales charge	-2.14	-2.99	-10.09	6.10
with sales charge	-7.77	-8.59	-15.25	4.49
S&P Emerging Markets Between $500M and $5B® Index*	1.17	3.05	-2.71	3.68

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.33% for Class Z shares and 1.57% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 6/30/15

Top 10 Holdings

as a percentage of net assets, as of 6/30/15

1.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	3.4%
2.	AMVIG Holdings (China) Chinese Tobacco Packaging Material Supplier	3.1%
3.	Coronation Fund Managers (South Africa) South African Fund Manager	2.9%
4.	Halyk Savings Bank of Kazakhstan–GDR (Kazakhstan) Retail Bank & Insurer in Kazakhstan	2.6%
5.	Koh Young Technology (Korea) Inspection Systems for Printed Circuit Boards	2.1%
6.	Adani Ports & Special Economic Zone (India) Indian West Coast Shipping Port	2.0%
7.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in other Insurers	1.9%
8.	CAR Inc (China) Consolidator of Chinese Auto Rental Sector	1.9%
9.	Cable and Wireless (United Kingdom) Telecommunications Service Provider in the Caribbean	1.8%
10.	PChome Online (Taiwan) Taiwanese Internet Retail Company	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN EUROPEAN FUNDSM

IN A NUTSHELL

Andreas Waldburg-Wolfegg Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiathreadneedle.com/us for daily and most recent month-end performance updates.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn European Fund Class Z shares gained 2.30% in the second quarter of 2015, underperforming by 273 basis points* the 5.03% gain of its primary benchmark, the S&P Europe Between $500M and $5B Index. Year to date, the Fund was up 6.80% and trailed the benchmark return of 10.62% by 382 basis points. Since inception, the Fund has delivered an absolute return of 12.61% on an annualized basis, but lagged the benchmark return of 14.88%.

The Fund's largest contributor to performance both in the quarter and for the half year was Cambian, a provider of mental health rehabilitation to adults and children in the United Kingdom. Cambian has demonstrated better outcomes at lower costs based on data-driven protocols, and is a key beneficiary of a government outsourcing effort. The stock gained 37% in the second quarter and was up 50% for the half year. French transport and logistics company Norbert Dentressangle was the next largest contributor in the quarter and half. Its 43% second quarter jump followed a takeout offer and helped drive a 64% year-to-date gain. We sold this long-term holding on the announcement. Ocado, an online grocer in the United Kingdom, gained 35% in the quarter, as the company announced its intention to sign another contract with a traditional grocer for the delivery of its state-of-the-art online grocery system. We believe the company should be a long-term winner as more traditional grocery retail goes online with its better, fresher grocery assortment and lower capital requirements. Year to date, Ocado gained 13%. Denmark's SimCorp, a developer of software for investment managers, saw a continued recovery in new license wins as asset managers responded to new compliance rules introduced following the financial crisis. The stock gained 55% in the half, making it the third largest performance contributor for that period, and gained 23% in the second quarter.

The Fund underperformed in three of its four European regions in the second quarter, with the leading detractors being the Nordic region and Northern and Central Europe. The Mediterranean was the only outperforming region for the Fund, yet also contained the Fund's largest performance detractor, French postage meter equipment company Neopost. Revenues for Neopost have been depressed by weak European demand, while profits from faster-growing new businesses have not offset declines in its core equipment business. Neopost's stock declined over 20% in the quarter and the first half, making it the Fund's biggest detractor for both periods. The second biggest underperformer for both the quarter and half year was UK-based industrial lighting company Dialight. The company announced the departure of its CEO, followed by a profit warning, sending its stock down 28% in the quarter and 35% for the half. The Fund's next two large detractors were from Scandinavia. Munksjo,† a Finnish specialty paper maker, declined 14% on little news after reaching a record high at the end of the first quarter. For the half year, its stock was up slightly over 1%. Atea, the largest IT hardware and software reseller and integrator in the Nordic region, dropped 17% in the quarter after the company disclosed that Danish salespeople bribed a regional government official. We believe that the problem is not representative of wider company culture and that reputational damage will be limited. Subsequently, we took advantage of the decline to add to the position. Year to date, Atea was down 10%.

The Fund's underperformance for the half-year period was caused by weak stock picking and was not the result of poor sectoral or geographic positioning versus the benchmark. As bottom-up stock pickers, we do not steer the Fund toward sectors or regions. Our bottom-up approach did, however, result in the Fund having an overweight position in consumer discretionary stocks, which was among the best performing major sectors in the benchmark over the six months. Yet the Fund's gain of 13% in this sector fell short of the benchmark return of 14%. In eight of the 10 industry sectors, stock selection cost the Fund some performance relative to the benchmark during the first half.

*A basis point is 1/100 of a percent.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/15

Munksjo	3.6	%†
Neopost	2.1
SimCorp	1.8
Cambian	1.7
Ocado	1.2
Dialight	1.0
Atea	1.0

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

†The Fund holds shares traded on both the Finnish and Swedish exchanges.

COLUMBIA ACORN EUROPEAN FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$56.4 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through June 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2015

	2nd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	2.30%	6.80%	-3.58%	12.61%
Class A (8/19/11 inception)
without sales charge	2.24	6.66	-3.84	12.32
with sales charge	-3.62	0.56	-9.35	10.61
S&P Europe Between $500M and $5B® Index*	5.03	10.62	-1.86	14.88

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 126 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.50% for Class Z shares and 1.75% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 6/30/15

Top 10 Holdings

as a percentage of net assets, as of 6/30/15

1.	Munksjo (Finland)† Specialty Paper Maker	3.6%
2.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.8%
3.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	2.7%
4.	Partners Group (Switzerland) Private Markets Asset Management	2.4%
5.	Charles Taylor (United Kingdom) Insurance Services	2.4%
6.	Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Process Industries	2.3%
7.	Neopost (France) Postage Meter Machines	2.1%
8.	Aurelius (Germany) European Turnaround Investor	2.1%
9.	Cable and Wireless (United Kingdom) Telecommunications Service Provider in the Caribbean	1.9%
10.	William Demant Holding (Denmark) Manufacture & Distribution of Hearing Aids & Diagnostic Equipment	1.9%

†The Fund holds shares traded on both the Finnish and Swedish exchanges.

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

SQUIRREL CHATTER: BATTERY TECHNOLOGY AND ITS IMPLICATIONS

Battery History

Alessandro Volta was a professor of physics at the University of Pavia in Italy at a time of great debate about electricity. He was also a skilled maker of scientific instruments, including machines that could generate an electrostatic charge. After reading a paper noting a torpedo fish could create electric shocks, and proposing that the process creating the charge could be imitated, Volta created the undisputed first battery.1 As described in a paper he wrote in March 1800, the battery consisted of a column of zinc and copper discs separated by brine-soaked cardboard.2

Within months, others were making variations of Volta's battery and improved versions were developed. The batteries were largely used in laboratory equipment, often to enable electrolysis, which resulted in scientific discoveries such as the separation of water into oxygen and hydrogen, as well as discoveries of other elements including sodium and magnesium.3 For several decades, electroplating of metal appears to have been the primary commercial use of batteries.4

All batteries have anode and cathode electrodes as well as an acid or alkaline electrolyte, which facilitates movement of electricity between the electrodes. Components in existing batteries have been refined over time and often later replaced by new materials. In 1839, Sir William Robert Grove, a Welsh judge and physical scientist, made a version utilizing zinc in sulfuric acid and platinum in nitric acid, which produced a then-powerful charge of 1.8 volts but emitted poisonous nitric oxide gas. In the 1850s, German chemist Robert Bunsen created a much cheaper version of Grove's battery by substituting carbon for platinum.5

Telegraphs were developed in the 1830s and 1840s, and became widespread after inventor Samuel Morse's 1844 Washington, D.C. to Baltimore link. That initial line used huge Grove batteries at both ends plus 150-pound Grove batteries at relay points in between. Within 30 years there were 650,000 land miles of telegraph cable6 and, since telegraphs then needed battery powered relays every few miles to boost their signals, commercial demand for batteries boomed. Telegraph office batteries initially needed regular care on strict schedules. The electrodes had to be cleaned or replaced, and the electrolyte needed replenishing.7

The first practical rechargeable battery was developed in 18598 by French physicist Gaston Planté using lead because it was readily available, cheap and amenable to recharging.9 The next battery breakthrough came in 1866 when French engineer Georges Leclanché created a simple, cheap battery consisting of a glass jar with manganese dioxide and zinc electrodes, a small bar of carbon, and an ammonium chloride electrolyte, which was then a common household chemical (sal ammoniac) used in cleaning and baking. This was the first battery not to use acid and, when discharged, replacing the sal ammoniac would revitalize it. Millions were produced for telegraphs, doorbells and telephones, though the battery was good only for intermittent use.10

German chemist Carl Gassner in 1887 patented his "dry cell" battery, consisting of a zinc can as the anode, ammonium chloride and plaster of paris as a dry electrolyte and carbon as the cathode. Producing a steady 1.5 volts, this was apparently the first battery requiring no maintenance. This compact six-inch long battery was durable and was mass-produced to power alarm clocks and bicycle lights.11

Batteries powered many of the first cars. The 1894 Electrobat had 1,500 pounds of lead-acid batteries.12 Of the 4,200 automobiles sold in the United States in the year 1900, battery powered cars were the most popular, followed by steam powered cars. Fewer than 1,000 were powered by gasoline.13

American inventor and businessman Thomas Edison was a proponent of battery-powered cars, and was determined to create a new rechargeable battery with triple the capacity of the lead-acid battery.14 His team experimented with hundreds of different compounds for a better automotive battery. When chided about failed experiments, he said, "No, I didn't fail. I discovered 24,999 ways that the storage battery does not work."15 Ultimately he developed a battery with nickel and iron electrodes and a potassium-based electrolyte that outperformed existing lead-acid batteries by 233%.16 But it was expensive and gasoline-powered cars dominated once the automatic starter (as opposed to a crank) became ubiquitous.

In the 1950s, inventor Samuel Ruben created the alkaline manganese battery in a new AAA size, and licensed it to Mallory, which later became Duracell. That battery was popular in Kodak flash cameras. Canadian-American chemist Lewis Urry of Eveready invented the modern alkaline battery in 1959.17 His primary innovation was to use powdered zinc, which has dramatically more surface area than solid zinc. Labelled the Energizer, it had 40 times the capacity of the then-ubiquitous zinc-carbon battery.18

As power-hungry portable electronics took off after 1980, the quest for high energy, rechargeable batteries intensified. Nickel-cadmium batteries were invented, but had a "memory effect," which reduced capacity if recharged before depletion, and contained toxic cadmium. Nickel-metal-hydride batteries were also developed, powering cell phones and the first hybrid cars. These batteries had high capacity for the time, but tended to self-discharge when not in use.

Lithium Batteries

Chemists were long aware of lithium's potential in batteries. Lithium is the lightest metal, has half the density of water and, pound per pound, a lithium battery should be able to produce 30 times the energy of a lead-acid battery. However, lithium is too volatile to exist by itself in nature. It will burn or explode when exposed to air and pure lithium must be stored in oil to prevent it from reacting.

Exxon had a venture capital division that recruited British chemist Stanley Whittingham in the 1970s to pursue development of lithium batteries. Whittingham created a coin-sized battery with a lithium-aluminum alloy and a sulfide electrode. The first rechargeable lithium battery was used in a solar-powered watch shipped in 1977. But larger batteries ignited in Exxon's laboratories, and Exxon later exited the business and sold its patents.19

John Goodenough achieved the breakthrough in lithium batteries. A University of Chicago Ph.D. working at Oxford, he experimented with metal oxides, which could be charged and discharged at higher voltages than sulfides.

He also realized that as lithium ions migrate from a sulfide-based cathode, sections of the cathode tend to hollow out and collapse, reducing the ability of the battery to be recharged. Metal oxides in the cathode, in effect, reinforce its structure.

In 1980, Goodenough's team announced the lithium-cobalt-oxide battery.20 His belief in oxides proved correct, as the battery produced about 4 volts versus the 2.4 volts Whittingham achieved.21 "It was the first lithium-ion cathode with the capacity to power both compact and relatively large devices...far superior to anything on the market," said author Steve Levine in his recently published book, The Powerhouse.22 Yet because the battery was unusual, no companies in Europe or the Americas licensed it.

South African Ph.D. Mike Thackeray joined Goodenough during a stint at Oxford and helped invent a nickel-manganese-cobalt (NMC) cathode in place of Goodenough's lithium-cobalt-oxide. The NMC version has less safety risk than Goodenough's first lithium battery and theoretically should provide more energy.23 A version of this battery is used in the Chevrolet Volt.

Battery research funding diminished in the United States during the 1980s, a period of low oil prices and excitement about superconductivity. In Japan, however, battery research continued in earnest. After a decade of work, Japanese researcher Akira Yoshino combined Goodenough's lithium-cobalt-oxide cathode with a carbon anode and, in 1991, Sony shipped a resulting lithium-ion battery for small electronic devices. Later, Sony changed the anode to graphite, which was benign and better absorbed lithium ions, resulting in more power for longer periods. The Sony batteries were wildly successful, spurring knockoffs as well as additional lithium battery research.24

Electric Cars and Other Uses for Batteries

Improving performance and dropping costs have enabled much more sophisticated portable electronics but the biggest potential market for batteries is in automobiles. Thomas Edison said that the internal combustion engine would be a bridge between generations of battery powered cars, and he yet could be proven right (albeit late).25

The basic physics problem confronting battery powered vehicles is the energy density of gasoline versus batteries. A kilogram of gasoline contains about

12,700 watt hours of energy,26 while lithium batteries currently used in automobiles have energy densities ranging from 155 to 233 watt hours per kilogram.27 However, electric motors are over 90% efficient, three times that of gasoline engines,28 and electric vehicles can recapture up to half of energy expended through regenerative breaking,29 reducing the effective energy density gap somewhat.

Another key use for improved batteries is within the electric grid. Renewable power from solar and wind is by nature intermittent, and higher capacity, lower cost batteries will allow the adoption of more renewable energy. As battery performance improves and costs fall, expect to see more electric automobiles and renewable energy.

Potential Breakthroughs

In his book, Levine describes the inventions of various forms of lithium batteries and Argonne National Laboratory's successful effort to win funding as The Joint Center for Energy Storage Research. Argonne's goal is another battery breakthrough, achieving five times the performance at one-fifth the cost in five years. The Joint Center is looking beyond lithium. Argonne's senior scientist George Crabtree notes that new concepts, such as use of materials with double ions, use of reactions on the electrode surface instead of inside them and liquid electrodes, are worth exploring.

Investment Implications

Predicting which battery technology will succeed and which battery companies will profit is extremely difficult and risky. I've been on numerous battery technology wild goose chases, and can vaguely recall talking to Argonne researchers back in the late 1970s. The Columbia Acorn Funds' shareholders have instead benefitted from investing downstream, in companies that prospered from improved battery technology. For example, domestic funds had profitable investments in cell phone service providers as the industry consolidated years ago, and more recently in cell tower companies.

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  In 1936, archeologist Wilhelm Koenig found a five by three inch broken clay jar in Eastern Iraq that held a rolled sheet of copper and an iron rod. It dated back to between 200 BC and 200 AD. Koenig realized that with an acid or alkaline liquid, the device would be a functioning battery. Several similar jars have since been found. Google "Baghdad battery" to pursue the mystery and controversy.

2  Seth Fletcher, Bottled Lightning: Superbatteries, Electric Cars, and the New Lithium Economy (New York, Hill and Wang, 2011), p. 11.

3  Henry Schlesinger, The Battery: How Portable Power Sparked a Technological Revolution (New York, HarperCollins, 2010), p. 77.

4  Ibid., p. 50, 65.

5  Ibid., p. 96.

6  Ibid., p. 110, 130.

7  Ibid., p. 139.

8  Fletcher, op. cit., p. 13.

9  Schlesinger, op. cit., p. 145.

10  Ibid., p. 142-143.

11  Ibid., p. 179.

12  Ibid., p. 174.

13  Jim Motavalli, High Voltage: The Fast Track To Plug In the Auto Industry (New York, Rodale, 2011), p. xii.

14  Fletcher, op. cit., p. 14.

15  Schlesinger, op. cit., p. 174.

16  Fletcher, op. cit., 15.

17  NNDB website: nndb.com/people/004/000206383. Accessed April 2, 2015.

18  Schlesinger, op. cit., p. 250.

19  Steve Levine, The Powerhouse: Inside the Invention of a Battery to Save the World (New York, Viking, 2015), p. 21.

20  Ibid., p. 25.

21  Fletcher, op. cit., p. 44.

22  Levine, op. cit., p. 25.

23  Ibid., p. 41-44.

24  Ibid., p. 35.

25  Schlesinger, op. cit., p. 174.

26  Hypertextbook website: hypertextbook.com/facts/2003/ArthurGolnik.shtml. Accessed April 1, 2015.

27  Luke Ottaway, "What Makes Tesla's Batteries So Great?" Torque News, October 19, 2014, on website at: torquenews.com/2250/what-makes-tesla-s-batteries-so-great. Accessed April 3, 2015.

28  Tobias Fleiter and Wolfgang Eichhammer, "Energy efficiency in electric motor systems: Technology, saving potentials and policy options for developing countries," Working Paper 11/2011, p. 5, published by United Nations Industrial Development Organization, unido.org. Accessed April 21, 2015.

29  Source: ProEv Inc. article titled, "Regenerative Braking Efficiency," 2015.

COLUMBIA ACORN FAMILY OF FUNDS

2015 MID-YEAR DISTRIBUTIONS

The following table lists the mid-year distributions for the Columbia Acorn Family of Funds. The record date was June 2, 2015,

and the ex-dividend and payable date was June 3, 2015. Columbia Acorn Emerging Markets Fund did not have any distributions.

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn® Fund
Class A	None	$1.64099	None	$30.97
Class B	None	$1.64099	None	$26.82
Class C	None	$1.64099	None	$26.17
Class I	None	$1.64099	None	$32.88
Class R4	None	$1.64099	None	$33.39
Class R5	None	$1.64099	None	$33.43
Class Y	None	$1.64099	None	$33.51
Class Z	None	$1.64099	None	$32.79
Columbia Acorn International®
Class A	None	$0.38368	None	$44.63
Class B	None	$0.38368	None	$43.07
Class C	None	$0.38368	None	$42.89
Class I	None	$0.38368	None	$44.79
Class R	None	$0.38368	None	$44.55
Class R4	None	$0.38368	None	$45.03
Class R5	None	$0.38368	None	$44.72
Class Y	None	$0.38368	None	$45.07
Class Z	None	$0.38368	None	$44.73
Columbia Acorn USA®
Class A	None	$0.84005	None	$30.74
Class B	None	$0.84005	None	$26.41
Class C	None	$0.84005	None	$26.16
Class I	None	$0.84005	None	$33.03
Class R4	None	$0.84005	None	$33.57
Class R5	None	$0.84005	None	$33.60
Class Y	None	$0.84005	None	$33.69
Class Z	None	$0.84005	None	$32.84

COLUMBIA ACORN FAMILY OF FUNDS

2015 MID-YEAR DISTRIBUTIONS, CONTINUED

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn International SelectSM
Class A	None	None	$0.09778	$23.31
Class B	None	None	$0.01466	$21.90
Class C	None	None	$0.00000	$21.75
Class I	None	None	$0.09778	$23.61
Class R4	None	None	$0.09778	$23.78
Class R5	None	None	$0.09778	$23.76
Class Y	None	None	$0.09778	$23.75
Class Z	None	None	$0.09778	$23.61
Columbia Acorn SelectSM
Class A	None	$1.77870	None	$20.70
Class B	None	$1.77870	None	$17.42
Class C	None	$1.77870	None	$17.07
Class I	None	$1.77870	None	$22.18
Class R4	None	$1.77870	None	$22.56
Class R5	None	$1.77870	None	$22.60
Class Y	None	$1.77870	None	$22.69
Class Z	None	$1.77870	None	$22.06
Columbia Thermostat FundSM
Class A	$0.11593	$0.16409	$0.02233	$14.80
Class B	$0.11593	$0.16409	$0.02233	$14.88
Class C	$0.11593	$0.16409	$0.02233	$14.86
Class R4	$0.11593	$0.16409	$0.02233	$14.69
Class R5	$0.11593	$0.16409	$0.02233	$14.71
Class Y	$0.11593	$0.16409	$0.02233	$14.69
Class Z	$0.11593	$0.16409	$0.02233	$14.62
Columbia Acorn European FundSM
Class A	None	None	$0.06806	$15.97
Class C	None	None	$0.00000	$15.79
Class I	None	None	$0.06806	$15.98
Class R4	None	None	$0.06806	$16.06
Class R5	None	None	$0.06806	$16.13
Class Z	None	None	$0.06806	$15.99

UNDERSTANDING YOUR EXPENSES

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R, R4, R5, Y and Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2015 – June 30, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	1,064.50	1,019.39	5.58	5.46	1.09
Class B	1,000.00	1,000.00	1,060.40	1,015.42	9.66	9.44	1.89
Class C	1,000.00	1,000.00	1,060.70	1,015.92	9.15	8.95	1.79
Class I	1,000.00	1,000.00	1,066.30	1,021.22	3.69	3.61	0.72
Class R4	1,000.00	1,000.00	1,065.60	1,020.48	4.46	4.36	0.87
Class R5	1,000.00	1,000.00	1,065.80	1,020.98	3.94	3.86	0.77
Class Y	1,000.00	1,000.00	1,066.30	1,021.22	3.69	3.61	0.72
Class Z	1,000.00	1,000.00	1,066.10	1,020.83	4.10	4.01	0.80

UNDERSTANDING YOUR EXPENSES, continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	1,050.50	1,018.65	6.30	6.21	1.24
Class B	1,000.00	1,000.00	1,046.10	1,014.48	10.55	10.39	2.08
Class C	1,000.00	1,000.00	1,046.30	1,014.98	10.05	9.89	1.98
Class I	1,000.00	1,000.00	1,052.30	1,020.48	4.43	4.36	0.87
Class R	1,000.00	1,000.00	1,048.60	1,016.86	8.13	8.00	1.60
Class R4	1,000.00	1,000.00	1,051.20	1,019.59	5.34	5.26	1.05
Class R5	1,000.00	1,000.00	1,051.90	1,020.28	4.63	4.56	0.91
Class Y	1,000.00	1,000.00	1,052.40	1,020.48	4.43	4.36	0.87
Class Z	1,000.00	1,000.00	1,051.80	1,020.08	4.83	4.76	0.95
Columbia Acorn USA®
Class A	1,000.00	1,000.00	1,071.40	1,018.15	6.88	6.71	1.34
Class B	1,000.00	1,000.00	1,064.50	1,012.30	12.90	12.57	2.52
Class C	1,000.00	1,000.00	1,067.60	1,014.83	10.30	10.04	2.01
Class I	1,000.00	1,000.00	1,073.40	1,020.18	4.78	4.66	0.93
Class R4	1,000.00	1,000.00	1,072.60	1,019.39	5.60	5.46	1.09
Class R5	1,000.00	1,000.00	1,073.20	1,019.84	5.14	5.01	1.00
Class Y	1,000.00	1,000.00	1,073.30	1,020.08	4.88	4.76	0.95
Class Z	1,000.00	1,000.00	1,072.50	1,019.39	5.60	5.46	1.09
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	1,037.00	1,017.26	7.68	7.60	1.52
Class B	1,000.00	1,000.00	1,033.60	1,013.88	11.09	10.99	2.20
Class C	1,000.00	1,000.00	1,033.60	1,013.44	11.55	11.43	2.29
Class I	1,000.00	1,000.00	1,038.80	1,018.89	6.02	5.96	1.19
Class R4	1,000.00	1,000.00	1,038.60	1,018.60	6.32	6.26	1.25
Class R5	1,000.00	1,000.00	1,039.00	1,018.94	5.97	5.91	1.18
Class Y	1,000.00	1,000.00	1,039.10	1,019.24	5.66	5.61	1.12
Class Z	1,000.00	1,000.00	1,038.80	1,018.74	6.17	6.11	1.22
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	1,059.60	1,018.50	6.49	6.36	1.27
Class B	1,000.00	1,000.00	1,055.00	1,014.38	10.70	10.49	2.10
Class C	1,000.00	1,000.00	1,055.50	1,014.88	10.19	9.99	2.00
Class I	1,000.00	1,000.00	1,061.90	1,020.43	4.50	4.41	0.88
Class R4	1,000.00	1,000.00	1,060.80	1,019.64	5.31	5.21	1.04
Class R5	1,000.00	1,000.00	1,061.20	1,019.98	4.96	4.86	0.97
Class Y	1,000.00	1,000.00	1,061.40	1,020.33	4.60	4.51	0.90
Class Z	1,000.00	1,000.00	1,060.70	1,019.84	5.11	5.01	1.00

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	970.10	1,016.76	7.91	8.10	1.62
Class C	1,000.00	1,000.00	966.80	1,012.99	11.61	11.88	2.38
Class I	1,000.00	1,000.00	971.80	1,018.40	6.31	6.46	1.29
Class R4	1,000.00	1,000.00	971.20	1,018.20	6.50	6.66	1.33
Class R5	1,000.00	1,000.00	971.10	1,018.30	6.40	6.56	1.31
Class Y	1,000.00	1,000.00	971.70	1,018.70	6.01	6.16	1.23
Class Z	1,000.00	1,000.00	971.70	1,018.00	6.70	6.85	1.37
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	1,066.60	1,016.12	8.97	8.75	1.75
Class C	1,000.00	1,000.00	1,062.90	1,012.40	12.79	12.47	2.50
Class I	1,000.00	1,000.00	1,068.00	1,017.60	7.43	7.25	1.45
Class R4	1,000.00	1,000.00	1,067.70	1,017.36	7.69	7.50	1.50
Class R5	1,000.00	1,000.00	1,068.10	1,017.36	7.69	7.50	1.50
Class Z	1,000.00	1,000.00	1,068.00	1,017.36	7.69	7.50	1.50

Fund of Funds—Columbia Thermostat Fund

January 1, 2015 – June 30, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermostat FundSM
Class A	1,000.00	1,000.00	1,010.80	1,022.32	2.49	2.51	0.50	5.04	5.06	1.01
Class B	1,000.00	1,000.00	1,008.10	1,019.84	4.98	5.01	1.00	7.52	7.56	1.51
Class C	1,000.00	1,000.00	1,007.40	1,018.60	6.22	6.26	1.25	8.76	8.81	1.76
Class R4	1,000.00	1,000.00	1,012.30	1,023.55	1.25	1.25	0.25	3.79	3.81	0.76
Class R5	1,000.00	1,000.00	1,012.30	1,023.65	1.15	1.15	0.23	3.69	3.71	0.74
Class Y	1,000.00	1,000.00	1,012.30	1,023.90	0.90	0.90	0.18	3.44	3.46	0.69
Class Z	1,000.00	1,000.00	1,012.30	1,023.60	1.20	1.20	0.24	3.74	3.76	0.75

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund's most recent shareholder report.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund and Columbia Acorn European Fund, account value at the end of the period would have been reduced. See Note 4 to the Financial Statements (Unaudited).

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

	Number of Shares
	3/31/15	6/30/15
Purchases
Information
Bankrate	7,250,000	7,350,000
Cadence Design Systems	4,155,000	4,514,783
Sanmina	3,100,000	3,467,599
Health Care
Abaxis	595,000	631,624
Agios Pharmaceuticals	275,000	346,692
Align Technology	513,000	777,276
Henry Schein	291,100	349,334
VWR	1,375,400	1,850,600
Wright Medical Group	1,729,500	1,829,940
Consumer Goods & Services
Gentex	2,732,952	4,350,000
Hertz	2,531,000	2,800,000
HomeAway	2,142,000	2,160,506
The Fresh Market	1,492,000	2,561,000
Zulily	425,245	2,405,817
Other Industries
Heartland Express	1,800,000	2,296,684
Energy & Minerals
PDC Energy	501,000	681,333
	Number of Shares
	3/31/15	6/30/15
Sales
Information
Amphenol	4,010,000	3,468,610
Ansys	1,806,000	1,530,948
Atmel	4,467,000	3,736,317
Audience	1,644,000	0
Avnet	1,621,000	1,151,958
Belden	450,000	427,810
Boingo Wireless	2,900,000	2,727,319
CalAmp	1,619,000	1,269,759
Cogent Communications	1,572,000	769,047
Crown Castle International	800,000	747,504
DemandWare	561,300	0
Discovery Communications Series C	1,154,000	402,028
Envestnet	610,000	0
F5 Networks	629,000	491,008
Fleetmatics	699,000	0
FLIR Systems	1,895,000	1,596,221
Genpact	1,531,000	1,419,083
Global Eagle Entertainment	2,001,000	1,808,895
Global Payments	1,261,000	941,314
Gogo	3,458,800	2,208,178
GTT Communications	2,601,000	2,502,088
Hackett Group	2,700,000	2,643,045
IGATE	3,650,000	0
IMAX (Canada)	1,250,000	860,159
inContact	3,741,000	2,244,897
Infinera	2,568,000	1,940,827
Informatica	2,080,000	0
IPG Photonics	1,399,000	1,143,460
Lamar Advertising	725,000	550,749
Liberty Global Series A	800,000	661,980
Liberty Global Series C	366,000	235,822
Littelfuse	367,000	319,938
Mettler-Toledo International	911,000	532,255
Monolithic Power Systems	427,000	378,172
Navigant Consulting	3,100,000	3,041,462
Rogers	539,000	494,334
RPX	2,570,000	1,908,954
Rubicon Technology	2,500,000	2,371,155
SBA Communications	1,300,000	839,317
Solera Holdings	1,668,000	1,650,392
SPS Commerce	1,076,000	940,526
Stratasys	504,000	0
Towerstream	4,000,000	3,775,680
Trimble Navigation	3,458,000	2,575,640
Tyler Technologies	220,000	0
Ultimate Software	554,000	543,708
VeriFone Holdings	1,250,000	1,003,359
Verint Systems	1,306,000	1,258,046
Verisign	1,210,000	887,506

See accompanying notes to financial statements.

	Number of Shares
	3/31/15	6/30/15
Sales (continued)
Information—continued
Verisk Analytics	1,429,000	1,170,274
Virtusa	1,570,000	1,263,525
Vonage	14,500,000	14,475,223
Zayo Group Holdings	1,150,000	867,000
Zebra Technologies	474,000	432,513
Zee Entertainment Enterprises	5,500,000	0
Industrial Goods & Services
Acuity Brands	726,000	0
Airgas	853,000	823,571
Allegion	626,000	609,008
Ametek	6,910,000	4,569,066
Drew Industries	1,610,000	1,434,286
Expeditors International of Washington	1,800,000	1,674,435
Fortune Brands Home & Security	660,000	0
Forward Air	1,500,000	1,359,907
Generac	2,982,000	2,563,598
HEICO	3,514,750	2,962,178
Kennametal	2,592,000	1,344,966
LKQ	7,481,000	6,748,927
Middleby	968,200	803,972
Moog	2,027,000	1,440,787
Nordson	3,034,000	2,147,586
NVR	96,000	76,850
Oshkosh Corporation	2,100,000	1,942,945
Pall	846,000	0
Quanta Services	3,400,000	3,357,357
Thermon	1,983,829	1,639,635
Toro	1,486,000	1,353,698
WABCO Holdings	946,000	595,235
Wabtec	1,021,000	625,474
WESCO International	1,553,000	851,347
Finance
Allied World Assurance Company Holdings	2,000,000	864,371
Associated Banc-Corp	9,414,000	7,931,448
BOK Financial	2,027,000	1,799,411
CNO Financial Group	7,300,000	5,651,291
Eaton Vance	3,463,508	2,914,581
First Busey	4,296,286	4,112,881
Hancock Holding	1,730,000	1,350,879
HCC Insurance Holdings	910,000	0
Leucadia National	3,875,000	3,760,346
MB Financial	2,420,000	1,790,025
McGrath Rentcorp	1,345,000	1,167,476
MSCI	195,201	0
RLI	800,000	606,457
Sandy Spring Bancorp	1,163,480	1,014,983
SEI Investments	7,368,774	6,522,307
	Number of Shares
	3/31/15	6/30/15
SVB Financial Group	840,000	677,700
TrustCo Bank	3,136,500	3,089,176
WEX	863,000	703,142
World Acceptance	787,422	530,000
Heath Care
Akorn	3,048,000	2,503,151
Allscripts Healthcare Solutions	2,746,200	1,749,965
Alnylam Pharmaceuticals	302,300	0
Bio-Techne	1,169,200	1,123,116
Castlight Health	487,818	0
Celldex Therapeutics	2,140,400	1,902,687
Cepheid	4,909,800	4,065,050
Envision Healthcare Holdings	1,239,000	1,155,575
Intercept Pharmaceuticals	269,200	220,978
Medidata Solutions	1,549,500	1,430,434
Sarepta Therapeutics	2,523,900	2,404,789
Seattle Genetics	2,548,000	1,823,556
Sirona Dental Systems	460,900	435,820
Synageva BioPharma	1,950,318	0
Consumer Goods & Services
Avis Budget Group	2,450,000	1,806,776
Burlington Stores	786,900	0
Casey's General Stores	791,839	596,335
Cavco Industries	500,000	455,025
DSW	533,500	0
Knoll	2,836,000	2,520,350
Michaels Stores	642,492	0
Papa John's International	950,000	937,570
Pool	1,444,000	1,274,436
Popeyes Louisiana Kitchen	650,000	454,079
PVH	456,000	0
Select Comfort	2,224,284	2,158,630
Shutterfly	771,056	0
United Natural Foods	1,286,000	1,192,643
Urban Outfitters	508,000	492,129
Vail Resorts	895,600	817,499
Williams-Sonoma	595,200	567,295
Other Industries
EdR	2,450,000	2,325,332
Eversource Energy	1,600,000	1,036,839
Extra Space Storage	1,467,000	1,002,619
Federal Realty	717,000	658,669
JB Hunt Transport Services	669,000	578,406
Jones Lang LaSalle	325,000	282,596
Kirby	720,000	0
Rush Enterprises, Class A	2,650,000	2,173,034
Rush Enterprises, Class B	550,000	460,172
Wisconsin Energy	577,000	0

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	3/31/15	6/30/15
Sales (continued)
Energy & Minerals
Alamos Gold (Canada)	3,500,000	3,421,322
Argonaut Gold (Canada)	9,014,700	8,582,916
Carrizo Oil & Gas	1,037,000	944,733
Cimarex Energy	420,000	402,497
Clayton Williams	281,000	265,636
Core Labs (Netherlands)	423,000	407,938
Energen Corporation	732,000	501,139
Hornbeck Offshore	1,470,000	1,147,145
Kirkland Lake Gold (Canada)	6,697,200	6,115,764
Petromanas (Canada)	67,500,000	64,294,000
Rosetta Resources	1,550,000	0
ShawCor (Canada)	1,797,579	1,740,523
SM Energy	778,000	685,658

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
		Equities: 93.6%
Information 26.1%
	> Business Software 5.4%
1,530,948	Ansys (a)	$139,683,695
	Simulation Software for Engineers & Designers
543,708	Ultimate Software (a)	89,352,973
	Human Capital Management Systems
4,514,783	Cadence Design Systems (a)	88,760,634
	Electronic Design Automation Software
1,258,046	Verint Systems (a)	76,420,004
	Contact Center & Security Software
1,650,392	Solera Holdings	73,541,468
	Software for Automotive Insurance Claims Processing
940,526	SPS Commerce (a)(b)	61,886,611
	Supply Chain Management Software Delivered via the Web
570,149	NetSuite (a)	52,311,171
	End-to-end IT Solution Delivered via the Web
1,134,283	Textura (a)(c)	31,567,096
	Construction Vendor Management Software
2,244,897	inContact (a)	22,157,133
	Call Center Systems Delivered via the Web & Telco Services
205,225	Cvent (a)	5,290,700
	Software for Corporate Event Planners & Marketing Platform for Hotels
		640,971,485
	> Instrumentation 3.3%
532,255	Mettler-Toledo International (a)	181,743,792
	Laboratory Equipment
1,143,460	IPG Photonics (a)	97,394,206
	Fiber Lasers
2,575,640	Trimble Navigation (a)	60,424,514
	GPS-based Instruments
1,596,221	FLIR Systems	49,195,531
	Infrared Cameras
		388,758,043
	> Computer Hardware & Related Equipment 3.0%
3,468,610	Amphenol	201,075,322
	Electronic Connectors
432,513	Zebra Technologies (a)	48,030,569
	Bar Code Printers & Mobile Computers
427,810	Belden	34,751,006
	Specialty Cable
1,003,359	VeriFone Holdings (a)	34,074,071
	Point of Sale Systems
494,334	Rogers (a)	32,695,251
	Printed Circuit Materials & High Performance Foams
		350,626,219
	> Mobile Communications 2.5%
839,317	SBA Communications (a)	96,496,275
	Communications Towers
34,500,000	Globalstar (a)	72,795,000
	Satellite Mobile Voice & Data Carrier
Number of Shares		Value
747,504	Crown Castle International	$60,024,571
	Communications Towers
2,208,178	Gogo (a)(c)	47,321,255
	Provider of Wi-Fi on Airplanes
1,808,895	Global Eagle Entertainment (a)(c)	23,551,813
	Provider of Entertainment & Wi-Fi on Airplanes
		300,188,914
	> Business Information & Marketing Services 2.3%
1,170,274	Verisk Analytics (a)	85,149,136
	Risk & Decision Analytics
7,350,000	Bankrate (a)(b)	77,101,500
	Internet Advertising for the Insurance, Credit Card & Banking Markets
3,041,462	Navigant Consulting (a)(b)	45,226,540
	Financial Consulting Firm
1,908,954	RPX (a)	32,261,323
	Patent Aggregation & Defensive Patent Consulting
223,000	Dun & Bradstreet	27,206,000
	Commercial Data Provider
		266,944,499
	> Computer Services 1.9%
1,263,525	Virtusa (a)	64,945,185
	Offshore IT Outsourcing
2,021,597	WNS - ADR (a)	54,077,720
	Offshore Business Process Outsourcing Services
1,333,000	ExlService Holdings (a)	46,095,140
	Business Process Outsourcing
2,643,045	Hackett Group (b)	35,496,094
	IT Integration & Best Practice Research
1,419,083	Genpact (a)	30,269,040
	Business Process Outsourcing
		230,883,179
	> Internet Related 1.3%
14,475,223	Vonage (a)(b)	71,073,345
	Business & Consumer Internet Telephony
887,506	Verisign (a)(c)	54,776,870
	Internet Domain Registry for .com/.net (Approximately 50% of World Domains)
1,830,000	RetailMeNot (a)	32,628,900
	Digital Coupon Marketplace
		158,479,115
	> Financial Processors 1.3%
941,314	Global Payments	97,378,933
	Credit Card Processor
1,005,000	CoreLogic (a)	39,888,450
	Data Processing Services for Real Estate, Insurance, & Mortgages
1,600,000	Liquidity Services (a)(b)	15,408,000
	E-Auctions for Surplus & Salvage Goods
		152,675,383
	> Telephone & Data Services 1.2%
2,502,088	GTT Communications (a)(b)	59,724,841
	Provider of High Capacity Data Transit
769,047	Cogent Communications	26,024,550
	Internet Data Pipelines

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Telephone & Data Services—continued
2,727,319	Boingo Wireless (a)(b)	$22,527,655
	Wi-Fi & Cellular Communications Networks
867,000	Zayo Group Holdings (a)(c)	22,299,240
	Fiber Optic Data Communications
3,775,680	Towerstream (a)(b)	6,758,467
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		137,334,753
	> Telecommunications Equipment 1.0%
491,008	F5 Networks (a)	59,092,813
	Internet Traffic Management Equipment
1,940,827	Infinera (a)	40,718,551
	Optical Networking Equipment
1,269,759	CalAmp (a)	23,185,799
	Machine-to-machine Communications
		122,997,163
	> Semiconductors & Related Equipment 0.8%
3,736,317	Atmel	36,821,404
	Microcontrollers, Radio Frequency & Memory Semiconductors
319,938	Littelfuse	30,358,917
	Little Fuses
378,172	Monolithic Power Systems	19,177,102
	High Performance Analog & Mixed Signal Integrated Circuits
2,371,155	Rubicon Technology (a)(b)(c)	5,761,907
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		92,119,330
	> Contract Manufacturing 0.6%
3,467,599	Sanmina (a)	69,906,796
	Electronic Manufacturing Services
	> Cable TV 0.5%
661,980	Liberty Global Series A (a)	35,793,259
235,822	Liberty Global Series C (a)	11,939,668
	Cable TV Franchises Outside of the United States
402,028	Discovery Communications Series C (a)	12,495,030
	Cable TV Programming
		60,227,957
	> Electronics Distribution 0.4%
1,151,958	Avnet	47,356,993
	Electronic Components Distribution
	> Entertainment Programming 0.3%
860,159	IMAX (Canada) (a)	34,638,603
	IMAX Movies, Theater Equipment & Theater Joint Ventures
	> Advertising 0.3%
550,749	Lamar Advertising	31,657,053
	Outdoor Advertising
Information: Total		3,085,765,485
Number of Shares		Value
Industrial Goods & Services 21.9%
	> Machinery 13.5%
7,949,116	Donaldson (b)	$284,578,353
	Industrial Air Filtration
4,569,066	Ametek	250,293,435
	Aerospace/Industrial Instruments
2,147,586	Nordson	167,275,474
	Dispensing Systems for Adhesives & Coatings
2,962,178	HEICO (b)	150,389,777
	FAA-approved Aircraft Replacement Parts
2,563,598	Generac (a)(c)	101,903,021
	Standby Power Generators
1,440,787	Moog (a)	101,834,825
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,353,698	Toro	91,753,650
	Turf Maintenance Equipment
803,972	Middleby (a)	90,229,778
	Manufacturer of Cooking Equipment
1,942,945	Oshkosh Corporation	82,342,009
	Specialty Truck Manufacturer
595,235	WABCO Holdings (a)	73,642,474
	Truck & Bus Component Supplier
625,474	Wabtec	58,944,670
	Freight & Transit Component Supplier
1,489,000	ESCO Technologies (b)	55,703,490
	Industrial Filtration & Advanced Measurement Equipment
1,344,966	Kennametal	45,890,240
	Consumable Cutting Tools
954,332	Dorman Products (a)(c)	45,483,463
	Aftermarket Auto Parts Distributor
		1,600,264,659
	> Other Industrial Services 3.8%
6,748,927	LKQ (a)	204,121,297
	Alternative Auto Parts Distribution
1,798,000	Robert Half International	99,789,000
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
1,674,435	Expeditors International of Washington	77,199,826
	International Freight Forwarder
1,359,907	Forward Air	71,068,740
	Freight Transportation Between Airports
		452,178,863
	> Construction 1.5%
76,850	NVR (a)	102,979,000
	Homebuilder
2,865,200	PGT (a)(b)	41,574,052
	Wind Resistant Windows & Doors
609,008	Allegion	36,625,741
	Mechanical & Electronic Security Systems
		181,178,793
	> Industrial Distribution 1.2%
823,571	Airgas	87,117,340
	Industrial Gas Distributor
851,347	WESCO International (a)	58,436,458
	Industrial Distributor
		145,553,798

See accompanying notes to financial statements.

Number of Shares		Value
	> Outsourcing Services 0.8%
3,357,357	Quanta Services (a)	$96,759,029
	Electrical Transmission & Pipeline Contracting Services
	> Industrial Materials & Specialty Chemicals 0.7%
1,434,286	Drew Industries (b)	83,217,274
	RV & Manufactured Home Components
	> Electrical Components 0.4%
1,639,635	Thermon (a)(b)	39,466,014
	Global Engineered Thermal Solutions
Industrial Goods & Services: Total		2,598,618,430
Finance 12.2%
	> Banks 4.8%
7,931,448	Associated Banc-Corp (b)	160,770,451
	Midwest Bank
1,799,411	BOK Financial	125,203,018
	Tulsa-based Southwest Bank
677,700	SVB Financial Group (a)	97,575,246
	Bank to Venture Capitalists
1,790,025	MB Financial	61,648,461
	Chicago Bank
1,350,879	Hancock Holding	43,106,549
	Gulf Coast Bank
1,014,983	Sandy Spring Bancorp	28,399,224
	Baltimore & Washington, D.C. Bank
4,112,881	First Busey	27,021,628
	Illinois Bank
3,089,176	TrustCo Bank	21,716,907
	New York State Bank
		565,441,484
	> Brokerage & Money Management 3.8%
6,522,307	SEI Investments	319,788,712
	Mutual Fund Administration & Investment Management
2,914,581	Eaton Vance	114,047,554
	Specialty Mutual Funds
11,000,000	Sprott (Canada) (c)	21,753,403
	Asset Manager Focused on Resources, Particularly Gold & Silver
		455,589,669
	> Insurance 1.4%
5,651,291	CNO Financial Group	103,701,190
	Life, Long-term Care & Medical Supplement Insurance
864,371	Allied World Assurance Company Holdings	37,358,115
	Commercial Lines Insurance/Reinsurance
606,457	RLI	31,165,825
	Specialty Insurance
		172,225,130
	> Diversified Financial Companies 0.8%
3,760,346	Leucadia National	91,301,201
	Holding Company
	> Finance Companies 0.7%
1,167,476	McGrath Rentcorp	35,526,295
	Mini-rental Conglomerate
Number of Shares		Value
530,000	World Acceptance (a)(b)(c)	$32,600,300
	Personal Loans
839,000	CAI International (a)	17,275,010
	International Container Leasing
		85,401,605
	> Credit Cards 0.7%
703,142	WEX (a)	80,137,094
	Card Processor
Finance: Total		1,450,096,183
Health Care 12.2%
	> Biotechnology & Drug Delivery 4.0%
1,712,134	Ultragenyx Pharmaceutical (a)	175,305,400
	Biotech Focused on "Ultra-Orphan" Drugs
1,823,556	Seattle Genetics (a)	88,260,111
	Antibody-based Therapies for Cancer
2,404,789	Sarepta Therapeutics (a)(b)(c)	73,177,729
	Biotech Focused on Rare Diseases
220,978	Intercept Pharmaceuticals (a)	53,339,670
	Biotech Developing Drugs for Several Diseases
1,902,687	Celldex Therapeutics (a)	47,985,766
	Biotech Developing Drugs for Cancer
346,692	Agios Pharmaceuticals (a)(c)	38,531,349
	Biotech Focused on Cancer & Orphan Diseases
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	359,944
	Drug Inhaler Development
		476,959,969
	> Medical Supplies 3.9%
4,065,050	Cepheid (a)(b)	248,577,807
	Molecular Diagnostics
1,123,116	Bio-Techne	110,593,233
	Maker of Consumables & Systems for the Life Science Market
349,334	Henry Schein (a)	49,647,348
	Distributor of Dental, Vet & Medical Products
1,850,600	VWR (a)	49,466,538
	Distributor of Lab Supplies
		458,284,926
	> Health Care Services 1.9%
1,430,434	Medidata Solutions (a)	77,701,175
	Cloud-based Software for Drug Studies
1,647,700	HealthSouth	75,893,062
	Inpatient Rehabilitation Facilities & Home Health Care
1,155,575	Envision Healthcare Holdings (a)	45,622,101
	Provider of Health Care Outsourcing Services
1,749,965	Allscripts Healthcare Solutions (a)	23,939,521
	Health Care IT
		223,155,859
	> Medical Equipment & Devices 1.5%
777,276	Align Technology (a)	48,742,978
	Invisalign System to Correct Malocclusion (Crooked Teeth)
1,829,940	Wright Medical Group (a)	48,054,224
	Foot & Ankle Replacement
435,820	Sirona Dental Systems (a)	43,765,044
	Manufacturer of Dental Equipment

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Medical Equipment & Devices—continued
631,624	Abaxis	$32,516,004
	Instruments & Tests for Vet & Medical Markets
		173,078,250
	> Pharmaceuticals 0.9%
2,503,151	Akorn (a)	109,287,573
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		1,440,766,577
Consumer Goods & Services 11.6%
	> Travel 2.8%
817,499	Vail Resorts	89,270,891
	Ski Resort Operator & Developer
1,806,776	Avis Budget Group (a)	79,642,686
	Car Rental Company
2,160,506	HomeAway (a)	67,234,946
	Vacation Rental Online Marketplace
2,800,000	Hertz (a)	50,736,000
	U.S. Rental Car Operator
720,955	Choice Hotels	39,111,809
	Franchisor of Budget Hotel Brands
		325,996,332
	> Retail 2.6%
2,561,000	The Fresh Market (a)(b)	82,310,540
	Specialty Food Retailer
874,735	Fossil (a)	60,671,619
	Watch Designer & Retailer
596,335	Casey's General Stores	57,093,113
	Owner/Operator of Convenience Stores
567,295	Williams-Sonoma	46,671,360
	Home Goods & Furnishing Retailer
2,405,817	Zulily (a)(c)	31,371,854
	E-Commerce Retailer Offering Flash Sale Events
492,129	Urban Outfitters (a)	17,224,515
	Multi-channel Apparel & Accessory Retailer
2,100,000	Gaiam (a)(b)	13,734,000
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
		309,077,001
	> Restaurants 1.8%
937,570	Papa John's International	70,889,668
	Franchisor of Pizza Restaurants
403,000	Domino's Pizza	45,700,200
	Franchisor of Pizza Restaurants
856,484	Fiesta Restaurant Group (a)	42,824,200
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
576,000	Dunkin Brands	31,680,000
	Franchisor of Quick Service Restaurants
454,079	Popeyes Louisiana Kitchen (a)	27,240,199
	Popeyes Restaurants
		218,334,267
	> Other Durable Goods 1.6%
4,350,000	Gentex	71,427,000
	Manufacturer of Auto Parts
2,158,630	Select Comfort (a)	64,910,004
	Specialty Mattresses
455,025	Cavco Industries (a)(b)	34,327,086
	Manufactured Homes
Number of Shares		Value
411,825	Tenneco (a)	$23,655,228
	Auto Parts for Emission Control, Suspension
		194,319,318
	> Consumer Goods Distribution 1.6%
1,274,436	Pool	89,439,919
	Swimming Pool Supplies & Equipment Distributor
1,192,643	United Natural Foods (a)	75,947,506
	Distributor of Natural/Organic Foods to Grocery Stores
863,000	The Chefs' Warehouse (a)(c)	18,330,120
	Distributor of Specialty Foods to Fine Dining Restaurants
		183,717,545
	> Furniture & Textiles 0.9%
2,520,350	Knoll (b)	63,084,360
	Office Furniture
540,000	Caesarstone (Israel)	37,011,600
	Quartz Countertops
		100,095,960
	> Other Consumer Services 0.3%
978,253	Blackhawk Network (a)	40,304,024
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
Consumer Goods & Services: Total		1,371,844,447
Other Industries 5.8%
	> Real Estate 3.8%
658,669	Federal Realty	84,368,912
	Shopping Centers & Mixed Use Projects
2,325,332	EdR	72,922,411
	Student Housing
1,316,297	Post Properties	71,567,068
	Multifamily Properties
1,002,619	Extra Space Storage	65,390,811
	Self Storage Facilities
183,970	Amerco	60,141,633
	North American Moving & Storage King
282,596	Jones Lang LaSalle	48,323,916
	Real Estate Services
2,148,681	Terreno Realty (b)	42,329,016
	Industrial Properties
		445,043,767
	> Transportation 1.6%
2,173,034	Rush Enterprises, Class A (a)(b)	56,955,221
460,172	Rush Enterprises, Class B (a)(b)	11,044,128
	Truck Sales & Service
578,406	JB Hunt Transport Services	47,481,349
	Truck & Intermodal Carrier
2,296,684	Heartland Express	46,461,917
	Regional Trucker
380,000	Genesee & Wyoming (a)	28,948,400
	Short-line Operator
		190,891,015

See accompanying notes to financial statements.

Number of Shares		Value
	> Regulated Utilities 0.4%
1,036,839	Eversource Energy	$47,082,859
	Regulated Electric Utility
Other Industries: Total		683,017,641
Energy & Minerals 3.8%
	> Oil & Gas Producers 1.9%
944,733	Carrizo Oil & Gas (a)	46,518,653
	Oil & Gas Producer
402,497	Cimarex Energy	44,399,444
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
681,333	PDC Energy (a)	36,546,702
	Oil & Gas Producer in the United States
501,139	Energen Corporation	34,227,793
	Oil & Gas Producer with Natural Gas Utility
685,658	SM Energy	31,622,547
	Oil & Gas Producer
265,636	Clayton Williams (a)	17,465,567
	Oil & Gas Producer
107,561,001	ShaMaran Petroleum (Iraq) (a)(b)	7,965,887
	Oil Exploration & Production in Kurdistan
64,294,000	Petromanas (Canada) (a)(b)(c)	2,831,201
	Exploring for Oil in Albania
24,115,500	Canadian Overseas Petroleum (Canada) (a)(b)	1,544,628
8,400,000	Canadian Overseas Petroleum (Canada) (a)(b)(e)	511,129
	Oil & Gas Exploration Offshore West Africa
		223,633,551
	> Mining 0.9%
407,938	Core Labs (Netherlands) (c)	46,521,249
	Oil & Gas Reservoir Consulting
6,115,764	Kirkland Lake Gold (Canada) (a)(b)	27,567,455
	Gold Mining
3,421,322	Alamos Gold (Canada)	19,366,490
	Gold Mining
8,582,916	Argonaut Gold (Canada) (a)(b)(c)	11,544,675
	Gold & Silver Mining
3,412,300	Silvercrest Mines (a)	3,387,712
	Gold & Silver Mining
3,000,000	Kaminak Gold (a)	1,897,518
	Exploration Stage Canadian Gold Miner
		110,285,099
	> Oil Services 0.9%
1,740,523	ShawCor (Canada)	50,989,381
	Oil & Gas Pipeline Products
Number of Shares		Value
774,708	Gulfport Energy (a)	$31,181,997
	Oil & Gas Producer Focused on Utica Shale in Ohio
1,147,145	Hornbeck Offshore (a)	23,550,887
	Supply Vessel Operator in Gulf of Mexico
		105,722,265
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	12,336,362
	Farmland Operator in Uruguay
Energy & Minerals: Total		451,977,277
Total Equities: 93.6% (Cost: $6,035,022,717)		11,082,086,040 (f)
Short-Term Investments 6.8%
520,578,010	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	520,578,010
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	280,000,000
Total Short-Term Investments: 6.8% (Cost: $800,578,010)		800,578,010
Securities Lending Collateral 1.7%
205,638,386	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	205,638,386
Total Securities Lending Collateral: 1.7% (Cost: $205,638,386)		205,638,386
Total Investments: 102.1% (Cost: $7,041,239,113)(h)		12,088,302,436
Obligation to Return Collateral for Securities Loaned: (1.7)%		(205,638,386)
Cash and Other Assets Less Liabilities: (0.4)%		(45,065,488)
Net Assets: 100.0%		$11,837,598,562

ADR - American Depositary Receipts

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/15	Value	Dividend
Donaldson	7,952,000	-	2,884	7,949,116	$284,578,353	$2,663,430
Cepheid	5,350,800	-	1,285,750	4,065,050	248,577,807	-
Nordson (1)	3,130,000	-	982,414	2,147,586	167,275,474	1,197,148
Associated Banc-Corp	9,000,000	414,000	1,482,552	7,931,448	160,770,451	1,789,603
HEICO	3,626,750	-	664,572	2,962,178	150,389,777	-
Generac (1)	3,632,000	-	1,068,402	2,563,598	101,903,021	-
Moog (1)	2,456,000	-	1,015,213	1,440,787	101,834,825	-
Drew Industries	1,610,000	-	175,714	1,434,286	83,217,274	3,220,000
The Fresh Market	1,492,000		1,069,000	-	2,561,000	82,310,540
Bankrate	6,300,300	1,049,700	-	7,350,000	77,101,500	-
Sarepta Therapeutics	2,523,900	-	119,111	2,404,789	73,177,729	-
EdR (1)	2,450,000	-	124,668	2,325,332	72,922,411	1,721,362
Vonage	14,044,775	455,225	24,777	14,475,223	71,073,345	-
Rush Enterprises	3,200,000	-	566,794	2,633,206	67,999,349	-
Virtusa (1)	1,658,000	-	394,475	1,263,525	64,945,185	-
Knoll	3,366,000	-	845,650	2,520,350	63,084,360	674,971
SPS Commerce	1,330,000	-	389,474	940,526	61,886,611	-
GTT Communications	1,950,000	651,000	98,912	2,502,088	59,724,841	-
ESCO Technologies	1,948,000	-	459,000	1,489,000	55,703,490	238,240
Navigant Consulting	4,128,523	-	1,087,061	3,041,462	45,226,540	-
Terreno Realty	2,150,000	-	1,319	2,148,681	42,329,016	344,000
PGT	3,592,200	-	727,000	2,865,200	41,574,052	-
Thermon	1,940,094	43,735	344,194	1,639,635	39,466,014	-
McGrath Rentcorp (1)	1,580,000	-	412,524	1,167,476	35,526,294	704,154
Hackett Group	2,903,719	-	260,674	2,643,045	35,496,094	264,305
Cavco Industries	500,000	-	44,975	455,025	34,327,086	-
World Acceptance	808,343	-	278,343	530,000	32,600,300	-
Kirkland Lake Gold	6,347,100	350,100	581,436	6,115,764	27,567,455	-
Boingo Wireless	2,800,000	100,000	172,681	2,727,319	22,527,655	-
inContact (1)	3,741,000	-	1,496,103	2,244,897	22,157,133	-
CAI International (1)	1,500,000	-	661,000	839,000	17,275,010	-
Liquidity Services	1,600,000	-	-	1,600,000	15,408,000	-
Gaiam	2,100,000	-	-	2,100,000	13,734,000	-
Argonaut Gold	9,014,700	-	431,784	8,582,916	11,544,675	-
ShaMaran Petroleum	28,962,000	78,599,001		107,561,001	7,965,887	-
Towerstream	4,000,000	-	224,320	3,775,680	6,758,467	-
Rubicon Technology	2,500,000	-	128,845	2,371,155	5,761,907	-
Petromanas	67,500,000	-	3,206,000	64,294,000	2,831,201	-
Canadian Overseas Petroleum	32,515,500	-	-	32,515,500	2,055,757	-
Allied Nevada Gold (1)	7,103,513	-	7,103,513	-	-	-
Amber Road (1)	2,000,000	-	2,000,000	-	-	-
Audience (1)	2,150,000	-	2,150,000	-	-	-
Boulder Brands (1)	3,484,000	-	3,484,000	-	-	-
E2Open (1)	2,575,000	-	2,575,000	-	-	-
Marlin Business Services (1)	902,210	-	902,210	-	-	-
Petrodorado Energy (1)	2,600,000	-	2,600,000	-	-	-
RGS Energy (1)	5,000,000	-	5,000,000	-	-	-
Synageva BioPharma (1)	2,419,209	-	2,419,209	-	-	-
Total of Affiliated Transactions	285,437,636	82,731,761	47,992,553	320,176,844	$2,510,608,886	$12,817,213

(1) At June 30, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2015, was $1,156,736,525 and $1,926,769,533, respectively. Investments in affiliated companies represented 16.28% of the Fund's total net assets at June 30, 2015.

(c)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $205,238,253.

(d)  Illiquid security.
See accompanying notes to financial statements.

> Notes to Statement of Investments

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2015, the market value of these securities amounted to $13,207,435, which represented 0.11% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$12,336,362
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	511,129
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	359,944
			$18,591,152	$13,207,435

(f)  On June 30, 2015, the market value of foreign securities represented 2.32% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$170,746,965	1.45
Netherlands	46,521,249	0.39
Israel	37,011,600	0.31
Uruguay	12,336,362	0.10
Iraq	7,965,887	0.07
Total Foreign Portfolio	$274,582,063	2.32

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $7,041,239,113 and net unrealized appreciation was $5,047,063,323 consisting of gross unrealized appreciation of $5,338,831,371 and gross unrealized depreciation of $291,768,048.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$3,085,765,485	$-	$-	$3,085,765,485
Industrial Goods & Services	2,598,618,430	-	-	2,598,618,430
Finance	1,450,096,183	-	-	1,450,096,183
Health Care	1,440,406,633	-	359,944	1,440,766,577
Consumer Goods & Services	1,371,844,447	-	-	1,371,844,447
Other Industries	683,017,641	-	-	683,017,641
Energy & Minerals	439,129,786	511,129	12,336,362	451,977,277
Total Equities	11,068,878,605	511,129	12,696,306	11,082,086,040
Total Short-Term Investments	800,578,010	-	-	800,578,010
Total Securities Lending Collateral	205,638,386	-	-	205,638,386
Total Investments	$12,075,095,001	$511,129	$12,696,306	$12,088,302,436

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

	Number of Shares
	3/31/15	6/30/15
Purchases
Asia
> Japan
Aeon Mall	2,710,000	3,000,000
Aica Kogyo	1,012,000	1,237,000
Aozora Bank	8,340,000	10,440,000
Asahi Intecc	0	105,400
Cocokara Fine	0	68,100
Disco	292,400	343,400
Dowa Holdings	0	2,600,000
Glory	1,798,600	1,840,000
IHI	4,235,000	7,100,000
Nihon Parkerizing	1,753,060	1,822,292
Nippon Paint Holdings	624,000	915,000
Otsuka	629,900	641,900
Santen Pharmaceutical	2,728,000	2,911,000
> Taiwan
Advantech	3,034,686	3,054,686
Delta Electronics	3,761,000	6,351,000
Far EasTone Telecom	14,140,000	17,600,000
Largan Precision	293,000	399,000
Lite-On Technology	10,016,881	16,430,881
Novatek Microelectronics	5,871,000	8,126,000
Silergy	0	820,000
Vanguard International Semiconductor	13,516,000	27,141,000
Voltronic Power	1,000,000	1,519,000
> China
51job - ADR	0	375,000
CAR Inc	0	27,000,000
China Everbright International	28,645,000	29,650,000
Chongqing Rural Commercial Bank	0	40,167,000
Jiangnan Group	0	102,280,000
NewOcean Energy	32,790,000	48,234,000
Phoenix Healthcare Group	0	11,984,000
Shanghai Industrial	0	8,673,000
TravelSky Technology	0	14,556,000
> Korea
CJ Hellovision	578,438	2,908,469
Hyundai Marine & Fire Insurance	0	444,715
KCC	0	65,494
Koh Young Technology	0	43,923
> India
Amara Raja	0	519,553
Container Corporation of India	1,204,602	1,382,783
> Singapore
China Everbright Water	0	28,242,100
SIIC Environment	0	165,731,200
	Number of Shares
	3/31/15	6/30/15
> Hong Kong
Mapletree Greater China Commercial Trust	52,849,000	63,364,000
Samsonite International	0	12,000,000
Vitasoy International	9,347,000	9,675,000
> Indonesia
Matahari Department Store	19,000,000	24,195,600
Surya Citra Media	11,854,300	61,947,300
Philippines
Universal Robina	3,106,980	5,900,000
> Malaysia
Astro Malaysia Holdings	410,300	19,000,000
Europe
> United Kingdom
Halfords	4,372,390	4,712,000
Regus	0	8,840,000
Rightmove	872,000	1,009,000
WH Smith	2,430,000	2,638,000
> Sweden
Recipharm	979,403	1,205,000
Swedish Match	856,000	967,247
> Germany
Elringklinger	745,000	885,000
> Denmark
William Demant Holding	0	700,000
> Netherlands
Arcadis	790,670	849,025
> France
Eutelsat	1,110,000	1,445,000
Saft	729,096	745,310
> Finland
Konecranes	711,000	1,103,420
> Italy
Hera	0	4,213,201
Industria Macchine Automatiche	385,950	459,000
Other Countries
> Australia
Spotless	46,578,144	47,446,000
> Egypt
Commercial International Bank of Egypt	3,119,000	5,963,570
Latin America
> Brazil
Odontoprev	6,487,000	7,000,000
> Mexico
Grupo Aeroportuario del Sureste - ADR	252,000	283,000
Qualitas	12,339,000	13,215,000

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	3/31/15	6/30/15
Sales
Asia
> Japan
Omron	512,000	0
Makita	258,000	0
Aeon Financial Service	1,600,000	1,400,000
Ariake Japan	876,300	833,800
Benesse	1,301,200	987,200
Daiseki	1,580,000	1,270,000
Ezaki Glico	746,500	655,500
Japan Airport Terminal	600,000	550,000
Kansai Paint	2,978,600	1,692,600
Nakanishi	643,000	580,000
NGK Insulators	2,700,000	2,400,000
Nippon Kayaku	3,143,000	3,111,000
Nippon Shokubai	2,066,000	1,502,000
OBIC	772,000	665,000
Park24	1,960,000	1,678,000
Rohto Pharmaceutical	1,676,000	0
Suruga Bank	1,470,000	1,270,000
Toto	2,000,000	1,550,000
Toyo Suisan Kaisha	370,900	0
> Taiwan
Chroma Ate	7,611,000	3,061,000
Hermes Microvision	211,750	0
PChome Online	2,300,000	2,124,346
> China
Sino Biopharmaceutical	23,671,000	19,730,000
> Korea
CJ Corp	249,671	215,971
KT&G	536,317	478,317
LS Industrial Systems	631,865	494,303
> India
Asian Paints	3,423,265	0
Bosch	90,000	0
> Singapore
Ascendas REIT	13,500,000	0
CDL Hospitality Trust	17,742,000	7,795,600
Mapletree Commercial Trust	55,000,000	50,000,000
Mapletree Industrial Trust	15,000,000	10,502,000
Mapletree Logistics Trust	20,865,750	13,847,750
> Hong Kong
Kingboard Chemicals	4,358,000	0
Lifestyle International	13,120,000	8,099,500
Melco Crown Entertainment - ADR	1,800,000	1,130,000
Sa Sa International	25,223,000	0
> Indonesia
Ace Indonesia	324,290,000	312,000,000
Mayora Indah	6,000,000	3,993,900
Tower Bersama Infrastructure	33,000,000	31,000,000
	Number of Shares
	3/31/15	6/30/15
> Philippines
Robinsons Retail Holdings	16,000,000	13,500,000
> Malaysia
7-Eleven Malaysia Holdings	43,839,000	41,700,000
Aeon	17,441,500	0
Europe
> United Kingdom
Abcam	4,800,000	4,440,000
Babcock International	3,300,000	1,568,000
RPS Group	5,800,000	0
Whitbread	473,398	0
> Sweden
Sweco	3,255,024	2,925,024
> France
Hi-Media	1,831,204	0
Norbert Dentressangle	163,400	0
> Spain
Bolsas y Mercados Españoles	830,000	535,000
Viscofan	671,000	379,000
> Switzerland
Geberit	179,000	116,500
> Italy
Pirelli	1,909,000	0
> Belguim
EVS Broadcast Equipment	516,965	450,656
Other Countries
> Canada
CCL Industries	800,772	651,772
Granite Oil	1,496,551	376,629
> Australia
Challenger Financial	12,550,000	6,170,000
Domino's Pizza Enterprises	2,428,257	2,123,737
> South Africa
Mr. Price	2,644,083	0
Naspers	493,188	142,892
Northam Platinum	8,679,940	8,665,223
Rand Merchant Insurance	19,045,300	16,575,943
> United States
Synageva BioPharma	350,000	0
Textainer Group Holdings	933,297	440,152

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
		Equities: 95.0%
Asia 48.6%
	> Japan 21.4%
2,400,000	NGK Insulators	$61,754,562
	Ceramic Products for Auto, Power & Electronics
3,000,000	Aeon Mall	56,177,319
	Suburban Shopping Mall Developer, Owner & Operator
1,840,000	Glory	54,434,934
	Currency Handling Systems & Related Equipment
1,050,000	FamilyMart	48,284,413
	Convenience Store Operator
3,600,000	Ushio	46,859,844
	Industrial Light Sources
2,911,000	Santen Pharmaceutical	41,186,944
	Specialty Pharma (Ophthalmic Medicine)
28,000	Orix JREIT	40,328,910
	Diversified REIT
930,000	JIN (a)	40,086,843
	Eyeglasses Retailer
1,440,000	NGK Spark Plug	39,879,625
	Automobile Parts
276,620	Hirose Electric	39,633,751
	Electrical Connectors
4,938,000	NOF	39,615,966
	Specialty Chemicals, Life Science & Rocket Fuels
10,440,000	Aozora Bank	39,390,270
	Commercial Bank
1,400,000	Aeon Financial Service	38,842,347
	Diversified Consumer-related Finance Company in Japan
1,225,000	Recruit Holdings	37,355,472
	Recruitment & Media Services
774,400	Kintetsu World Express	34,753,252
	Airfreight Logistics
833,800	Ariake Japan	34,121,552
	Commercial Soup & Sauce Extracts
3,111,000	Nippon Kayaku	33,540,496
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
7,100,000	IHI	33,058,830
	Industrial Conglomerates
655,500	Ezaki Glico	32,553,977
	Confectionary, Ice Cream & Dairy Products
1,440,000	OSG	30,867,635
	Consumable Cutting Tools
6,149	Kenedix Office Investment	30,799,306
	Tokyo Mid-size Office REIT
2,736,000	Moshi Moshi Hotline	30,613,337
	Call Center Operator
641,900	Otsuka	29,964,939
	One-stop IT Services & Office Supplies Provider
550,000	Japan Airport Terminal	29,934,058
	Airport Terminal Operator at Haneda
665,000	OBIC	29,647,517
	Computer Software
Number of Shares		Value
1,402,000	Tamron (b)	$29,588,201
	Camera Lenses
1,237,000	Aica Kogyo	28,734,121
	Laminated Sheets, Building Materials & Chemical Adhesives
1,678,000	Park24	28,726,486
	Parking Lot Operator
343,400	Disco	28,388,467
	Semiconductor Dicing & Grinding Equipment
1,600,000	Doshisha	28,371,416
	Consumer Goods Wholesaler
1,550,000	Toto	27,937,018
	Toilets & Bathroom Fittings
1,950,000	Misumi Group	27,683,587
	Industrial Components Distributor
1,270,000	Suruga Bank	27,204,839
	Regional Bank
1,692,600	Kansai Paint	26,223,796
	Paint Producer in Japan, India, China & Southeast Asia
915,000	Nippon Paint Holdings	25,785,258
	Paints for Automotive, Decorative & Industrial Usage
1,020,000	Nabtesco	25,585,412
	Machinery Components
987,200	Benesse	24,748,518
	Education Service Provider
2,600,000	Dowa Holdings	24,570,606
	Environmental/Recycling, Nonferrous Metals, Electric Material & Metal Processing
1,270,000	Daiseki	24,566,764
	Waste Disposal & Recycling
309,000	Rinnai	24,332,239
	Gas Appliances for Home & Commercial Use
822,700	Hamamatsu Photonics	24,259,066
	Optical Sensors for Medical & Industrial Applications
12,050	Japan Retail Fund	24,096,254
	Retail REIT in Japan
682,800	Kaken Pharmaceutical	23,837,563
	Pharmaceutical & Agrochemical Producer
1,107,000	Stanley Electric	23,055,295
	Automobile Lighting & LED Equipment
5,092	Industrial & Infrastructure Fund	22,993,242
	Industrial REIT in Japan
390,000	Hoshizaki Electric	22,939,588
	Commercial Kitchen Equipment
580,000	Nakanishi	22,915,296
	Dental Tools & Machinery
698,480	Milbon	22,226,065
	Hair Products for Salons
1,914,500	Asahi Diamond Industrial	21,569,614
	Consumable Diamond Tools
313,200	Hikari Tsushin	21,109,057
	Office IT/Mobiles/Insurance Distribution
1,502,000	Nippon Shokubai	20,545,926
	Producer of Acrylic Acid & Super Absorbent Polymers Used in Disposable Diapers

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Japan—continued
771,000	Icom (b)	$19,416,989
	Two Way Radio Communication Equipment
1,822,292	Nihon Parkerizing	18,484,348
	Metal Surface Treatment Chemicals & Processing Service
352,600	MonotaRO	15,478,331
	Online Maintenance, Repair & Operations Goods Distributor in Japan
105,400	Asahi Intecc	7,221,100
	Medical Guidewires for Surgery
68,100	Cocokara Fine	2,342,643
	Drugstores
		1,688,623,204
	> Taiwan 5.5%
9,100,000	President Chain Store	63,977,061
	Convenience Chain Store Operator in Taiwan
399,000	Largan Precision	45,546,177
	Mobile Device Camera Lenses & Modules
27,141,000	Vanguard International Semiconductor	43,312,321
	Semiconductor Foundry
17,600,000	Far EasTone Telecom	42,543,202
	Mobile Operator in Taiwan
8,126,000	Novatek Microelectronics	39,194,777
	Display Related Integrated Circuit Designer
2,124,346	PChome Online	35,066,912
	Taiwanese Internet Retail Company
2,081,000	St. Shine Optical	33,078,861
	Disposable Contact Lens Original Equipment Manufacturer
6,351,000	Delta Electronics	32,490,893
	Industrial Automation, Switching Power Supplies & Passive Components
1,925,000	Ginko International	24,194,974
	Contact Lens Maker in China
3,054,686	Advantech	20,974,520
	Industrial PC & Components
16,430,881	Lite-On Technology	19,277,247
	Mobile Device, LED & PC Server Component Supplier
1,519,000	Voltronic Power	19,144,351
	Uninterruptible Power Supply Products
820,000	Silergy	8,446,176
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
3,061,000	Chroma Ate	6,765,020
	Automatic Test Systems, Testing & Measurement Instruments
		434,012,492
	> China 5.4%
27,000,000	CAR Inc (c)	57,380,915
	Consolidator of Chinese Auto Rental Sector
29,650,000	China Everbright International	53,103,100
	Municipal Waste Operator
90,360,000	Sihuan Pharmaceuticals (d)	40,813,582
	Chinese Generic Drug Manufacturer
Number of Shares		Value
40,167,000	Chongqing Rural Commercial Bank	$32,128,392
	Rural Commercial Bank
760,000	WuXi PharmaTech - ADR (c)	32,117,600
	Contract Research Organization in China
102,280,000	Jiangnan Group	29,387,362
	Cable & Wire Manufacturer
8,673,000	Shanghai Industrial	29,365,135
	Shanghai State Owned Enterprise
560,388	BitAuto - ADR (c)	28,607,808
	Automotive Information Website for Buyers & Dealers
47,500,000	AMVIG Holdings (b)	24,511,227
	Chinese Tobacco Packaging Material Supplier
19,730,000	Sino Biopharmaceutical	22,874,405
	Pharmaceutical Developer
11,984,000	Phoenix Healthcare Group	22,795,729
	Private Hospital Management Group
48,234,000	NewOcean Energy	22,388,210
	Southern China Liquefied Petroleum Gas Distributor
14,556,000	TravelSky Technology	21,412,133
	Chinese Air Travel Transaction Processor
375,000	51job - ADR (a)(c)	12,465,000
	Integrated Human Resource Services
		429,350,598
	> Korea 3.7%
215,971	CJ Corp	57,218,066
	Holding Company of Korean Consumer Conglomerate
478,317	KT&G	40,694,144
	Tobacco & Ginseng Products
145,900	Nongshim	37,941,772
	Instant Noodles, Snacks & Bottled Water
2,908,469	CJ Hellovision	33,369,816
	Cable TV, Broadband & Mobile Virtual Network Operator
1,119,428	LF Corp	30,365,821
	Apparel Design & Retail
65,494	KCC	28,819,139
	Paint & Housing Material Manufacturer
494,303	LS Industrial Systems	20,222,385
	Electrical & Automation Equipment
1,187,900	Cheil Worldwide (c)	18,389,280
	Advertising
475,576	Grand Korea Leisure (a)	13,259,594
	'Foreigner Only' Casino Group in Korea
444,715	Hyundai Marine & Fire Insurance	11,747,308
	Property & Casualty Insurance
43,923	Koh Young Technology	1,616,573
	Inspection Systems for Printed Circuit Boards
		293,643,898
	> India 3.2%
13,478,000	Zee Entertainment Enterprises	77,791,018
	Indian Programmer of Pay Television Content
6,229,667	Bharti Infratel	43,728,975
	Communications Towers

See accompanying notes to financial statements.

Number of Shares		Value
	> India—continued
1,382,783	Container Corporation of India	$36,369,661
	Railway Cargo Services
920,000	Colgate Palmolive India	29,443,867
	Consumer Products in Oral Care
6,095,000	Adani Ports & Special Economic Zone	29,416,788
	Indian West Coast Shipping Port
1,850,000	United Breweries	27,087,202
	Indian Brewer
519,553	Amara Raja	7,193,649
	Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market
		251,031,160
	> Singapore 2.8%
11,000,000	Singapore Exchange	63,900,636
	Singapore Equity & Derivatives Market Operator
50,000,000	Mapletree Commercial Trust	54,373,910
	Retail & Office Property Landlord
165,731,200	SIIC Environment (c)	23,976,605
	Waste Water Treatment Operator
8,500,000	Petra Foods	22,088,577
	Chocolate Manufacturer in Southeast Asia
28,242,100	China Everbright Water (c)	20,664,322
	Waste Water Treatment Operator
10,502,000	Mapletree Industrial Trust	12,165,563
	Industrial Property Landlord
13,847,750	Mapletree Logistics Trust	11,618,189
	Industrial Property Landlord
7,795,600	CDL Hospitality Trust	9,434,479
	Hotel Owner Operator
		218,222,281
	> Hong Kong 2.1%
63,364,000	Mapletree Greater China Commercial Trust	47,967,609
	Retail & Office Property Landlord
12,000,000	Samsonite International	41,430,891
	Mass Market Luggage & Travel Accessories
1,130,000	Melco Crown Entertainment - ADR (a)	22,181,900
	Macau Casino Operator
15,000,000	Melco International	21,177,446
	Macau Casino Operator
9,675,000	Vitasoy International	16,475,415
	Hong Kong Soy Food Brand
8,099,500	Lifestyle International	15,025,486
	Mid- to High-end Department Store Operator in Hong Kong & China
		164,258,747
	> Indonesia 1.5%
24,195,600	Matahari Department Store	29,987,974
	Department Store Chain in Indonesia
31,000,000	Tower Bersama Infrastructure	21,449,466
	Communications Towers
50,000,000	Link Net (c)	19,032,439
	Fixed Broadband & Cable TV Service Provider
Number of Shares		Value
312,000,000	Ace Indonesia	$15,078,048
	Home Improvement Retailer
61,947,300	Surya Citra Media	13,331,907
	Free to Air TV Station in Indonesia
220,150,800	Arwana Citramulia	8,751,541
	Ceramic Tiles for Home Decoration
3,993,900	Mayora Indah	7,784,014
	Consumer Branded Food Manufacturer
54,631,700	MNC Sky Vision (c)	5,941,569
	Satellite Pay TV Operator in Indonesia
		121,356,958
	> Philippines 1.1%
35,000,000	Puregold Price Club	28,705,730
	Supermarket Operator in the Philippines
5,900,000	Universal Robina	25,368,880
	Branded Consumer Food Manufacturer in the Philippines
13,500,000	Robinsons Retail Holdings	22,290,419
	Multi-format Retailer in the Philippines
90,000,000	Melco Crown (Philippines) Resorts (c)	10,215,102
	Integrated Resort Operator in Manila
		86,580,131
	> Thailand 1.0%
4,360,000	Airports of Thailand	39,026,289
	Airport Operator of Thailand
114,913,600	Home Product Center	22,924,221
	Home Improvement Retailer
14,485,000	Robinson Department Store	19,163,300
	Department Store Operator in Thailand
		81,113,810
	> Cambodia 0.5%
55,000,000	Nagacorp	40,491,993
	Casino & Entertainment Complex in Cambodia
	> Malaysia 0.4%
41,700,000	7-Eleven Malaysia Holdings	17,683,541
	Exclusive 7-Eleven Franchisor for Malaysia
19,000,000	Astro Malaysia Holdings	15,505,254
	Pay TV Operator in Malaysia
		33,188,795
Asia: Total		3,841,874,067
Europe 30.0%
	> United Kingdom 10.1%
1,253,571	Spirax Sarco	66,831,015
	Steam Systems for Manufacturing & Process Industries
2,638,000	WH Smith	63,334,946
	Newsprint, Books & General Stationery Retailer
1,009,000	Rightmove	51,953,268
	Internet Real Estate Listings
45,000,000	Cable and Wireless	47,090,359
	Telecommunications Service Provider in the Caribbean

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> United Kingdom—continued
1,980,000	Aggreko	$44,768,366
	Temporary Power & Temperature Control Services
2,540,000	Jardine Lloyd Thompson Group	41,665,776
	International Business Insurance Broker
4,712,000	Halfords	39,091,692
	UK Retailer of Leisure Goods & Auto Parts
8,840,000	Regus	36,280,286
	Rental of Office Space in Full Service Business Centers
4,440,000	Abcam	36,137,491
	Online Sales of Antibodies
958,646	Fidessa Group	34,267,698
	Software for Financial Trading Systems
39,805,000	Assura	34,242,622
	UK Primary Health Care Property Developer
4,712,000	Ocado (c)	33,013,230
	Online Grocery Retailer
2,725,000	Halma	32,626,219
	Health & Safety Sensor Technology
2,660,000	Domino's Pizza UK & Ireland	32,474,907
	Pizza Delivery in the UK, Ireland & Germany
14,379,428	Connect Group (b)	32,026,534
	Newspaper & Magazine Distributor
7,430,000	Polypipe	31,695,960
	Manufacturer of Plastic Piping & Fittings
1,568,000	Babcock International	26,608,174
	Public Sector Outsourcer
908,500	AVEVA	25,808,848
	Engineering Software
5,650,001	Elementis	22,779,828
	Specialty Chemicals
1,280,000	Smith & Nephew	21,600,287
	Medical Equipment & Supplies
1,480,000	Shaftesbury	20,184,905
	London Prime Retail REIT
3,075,000	PureCircle (a)(c)	19,567,953
	Natural Sweeteners
		794,050,364
	> Sweden 3.3%
1,666,208	Hexagon	60,378,521
	Design, Measurement & Visualization Software & Equipment
948,422	Unibet	57,775,848
	European Online Gaming Operator
2,925,024	Sweco (a)	38,371,787
	Engineering Consultants
1,137,000	Modern Times Group (a)	30,503,423
	Nordic TV Broadcaster
967,247	Swedish Match	27,512,783
	Swedish Snus
1,044,000	Mekonomen	25,502,271
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
1,205,000	Recipharm	22,530,564
	Contract Development Manufacturing Organization
		262,575,197
Number of Shares		Value
	> Germany 3.2%
608,000	MTU Aero Engines	$57,188,394
	Airplane Engine Components & Services
1,350,000	Wirecard (a)	51,698,362
	Online Payment Processing & Risk Management
117,000	Rational	42,972,601
	Commercial Ovens
795,000	NORMA Group	40,189,519
	Clamps for Automotive & Industrial Applications
795,000	Aurelius	33,985,381
	European Turnaround Investor
885,000	Elringklinger	23,792,869
	Automobile Components
		249,827,126
	> Denmark 2.4%
1,932,063	SimCorp	76,942,989
	Software for Investment Managers
1,315,800	Novozymes	62,546,658
	Industrial Enzymes
700,000	William Demant Holding (c)	53,400,380
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		192,890,027
	> Netherlands 2.4%
2,103,770	Aalberts Industries	62,481,112
	Flow Control & Heat Treatment
718,124	Vopak	36,239,170
	Operator of Petroleum & Chemical Storage Terminals
324,700	Gemalto (a)	28,915,893
	Digital Security Solutions
1,201,000	Brunel (a)	23,826,337
	Temporary Specialist & Energy Staffing
849,025	Arcadis	23,351,022
	Engineering Consultants
114,395	Core Labs (a)	13,045,606
	Oil & Gas Reservoir Consulting
		187,859,140
	> France 2.0%
1,350,000	Neopost	58,087,286
	Postage Meter Machines
1,445,000	Eutelsat	46,637,223
	Fixed Satellite Services
745,310	Saft	29,081,799
	Niche Battery Manufacturer
90,000	Eurofins Scientific (a)	27,401,888
	Food, Pharmaceuticals & Materials Screening & Testing
		161,208,196
	> Spain 2.0%
10,110,000	Distribuidora Internacional de Alimentación	77,207,235
	Discount Retailer in Spain & Latin America
6,564,000	Prosegur	36,003,933
	Security Guards
379,000	Viscofan	22,922,144
	Sausage Casings Maker

See accompanying notes to financial statements.

Number of Shares		Value
	> Spain—continued
535,000	Bolsas y Mercados Españoles	$21,639,007
	Spanish Stock Markets
		157,772,319
	> Switzerland 1.6%
213,500	Partners Group	63,825,071
	Private Markets Asset Management
116,500	Geberit	38,839,563
	Plumbing Systems
72,500	INFICON	24,775,389
	Gas Detection Instruments
		127,440,023
	> Finland 1.2%
1,669,000	Tikkurila	33,175,995
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
1,103,420	Konecranes	32,143,749
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
7,766,000	Sponda	28,657,721
	Office, Retail & Logistics Properties
		93,977,465
	> Norway 0.6%
3,529,000	Orkla	27,771,276
	Food & Brands, Aluminum, Chemicals Conglomerate
2,613,864	Atea	23,336,732
	Nordic IT Hardware/Software Reseller & Integrator
		51,108,008
	> Kazakhstan 0.6%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR	43,715,500
	Retail Bank & Insurer in Kazakhstan
	> Italy 0.4%
459,000	Industria Macchine Automatiche	21,389,727
	Food & Drugs Packaging & Machinery
4,213,201	Hera	10,540,259
	Northern Italian Utility
		31,929,986
	> Belgium 0.2%
450,656	EVS Broadcast Equipment	13,062,755
	Digital Live Mobile Production Software & Systems
Europe: Total		2,367,416,106
Other Countries 13.7%
	> Canada 4.4%
651,772	CCL Industries	79,945,132
	Global Label Converter
898,000	Vermilion Energy (a)	38,788,711
	Canadian Exploration & Production Company
3,188,000	CAE	37,954,812
	Flight Simulator Equipment & Training Centers
1,067,730	ShawCor	31,279,616
	Oil & Gas Pipeline Products
490,200	Onex Capital	27,123,877
	Private Equity
Number of Shares		Value
2,115,898	Rona	$25,716,038
	Canadian Home Improvement Retailer
1,010,000	PrairieSky Royalty	25,464,291
	Canadian Owner of Oil & Gas Mineral Interests
726,000	Keyera (a)	24,238,751
	Integrated Supply of Hydrocarbon Processing, Transport & Storage
1,358,857	Baytex (a)	21,138,984
	Oil & Gas Producer in Canada
537,943	Ag Growth	20,169,632
	Manufacturer of Augers & Grain Handling Equipment
2,245,052	Boulder Energy (c)	14,919,081
	Canadian Exploration & Production
376,629	Granite Oil	1,896,715
	Canadian Oil & Gas Producer
		348,635,640
	> Australia 3.3%
47,446,000	Spotless	76,374,145
	Facility Management & Catering Company
2,123,737	Domino's Pizza Enterprises	58,320,313
	Domino's Pizza Operator in Australia & New Zealand
4,270,000	Amcor	45,123,234
	Global Leader in Flexible & Rigid Packaging
6,170,000	Challenger Financial	31,982,776
	Annuity Provider in Australia
4,900,000	Estia Health (c)	22,683,575
	Residential Aged Care Operator
5,260,000	IAG	22,614,715
	General Insurance Provider
1,070,000	Austbrokers	7,430,028
	Local Australian Small Business Insurance Broker
		264,528,786
	> South Africa 2.5%
13,683,594	Coronation Fund Managers	92,689,872
	South African Fund Manager
16,575,943	Rand Merchant Insurance	57,864,565
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
8,665,223	Northam Platinum (c)	28,675,150
	Platinum Mining in South Africa
142,892	Naspers	22,257,138
	Media in Africa, China, Russia & other Emerging Markets
		201,486,725
	> United States 1.2%
350,000	Cimarex Energy	38,608,500
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
912,000	Bladex	29,348,160
	Latin American Trade Financing House
634,500	Hornbeck Offshore (a)(c)	13,026,285
	Supply Vessel Operator in Gulf of Mexico
440,152	Textainer Group Holdings (a)	11,448,354
	Top International Container Leasor
		92,431,299

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> New Zealand 1.0%
10,800,000	Auckland International Airport	$36,146,416
	Auckland Airport Operator
8,000,000	Sky City Entertainment	22,761,597
	Casino & Entertainment Complex
4,011,000	Ryman Healthcare	21,527,161
	Retirement Village Operator
		80,435,174
	> Israel 0.7%
791,000	Caesarstone	54,215,140
	Quartz Countertops
	> Egypt 0.6%
5,963,570	Commercial International Bank of Egypt	43,753,008
	Private Universal Bank in Egypt
Other Countries: Total		1,085,485,772
Latin America 2.7%
	> Brazil 1.0%
3,500,000	Localiza Rent A Car	34,649,899
	Car Rental
7,000,000	Odontoprev	24,383,262
	Dental Insurance
1,400,000	Linx	21,681,515
	Retail Management Software in Brazil
		80,714,676
	> Mexico 0.8%
283,000	Grupo Aeroportuario del Sureste - ADR	40,149,210
	Mexican Airport Operator
13,215,000	Qualitas (c)	21,868,755
	Auto Insurer in Mexico & Central America
		62,017,965
	> Colombia 0.3%
23,377,000	Isagen	24,945,373
	Colombian Electricity Provider
	> Guatemala 0.2%
1,626,600	Tahoe Resources	19,717,153
	Silver & Gold Projects in Guatemala & Peru
	> Chile 0.2%
921,000	Sociedad Quimica y Minera de Chile - ADR	14,754,420
	Producer of Specialty Fertilizers, Lithium & Iodine
Number of Shares		Value
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(d)(e)	$12,336,362
	Farmland Operator in Uruguay
Latin America: Total		214,485,949
Total Equities: 95.0% (Cost: $6,121,766,899)		7,509,261,894	(f)
Short-Term Investments 4.2%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	220,000,000
114,794,388	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	114,794,388
Total Short-Term Investments: 4.2% (Cost: $334,794,388)		334,794,388
Securities Lending Collateral 2.4%
186,393,214	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	186,393,214
Total Securities Lending Collateral: 2.4% (Cost: $186,393,214)		186,393,214
Total Investments: 101.6% (Cost: $6,642,954,501)(h)		8,030,449,496
Obligation to Return Collateral for Securities Loaned: (2.4)%		(186,393,214)
Cash and Other Assets Less Liabilities: 0.8%		58,285,708
Net Assets: 100.0%		$7,902,341,990

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $178,244,535.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/15	Value	Dividend
Connect Group	14,379,428	-	-	14,379,428	$32,026,534	$2,165,486
Tamron	1,402,000	-	-	1,402,000	29,588,201	283,129
AMVIG Holdings	35,119,000	12,381,000	-	47,500,000	24,511,227	1,771,515
Icom	835,000	-	64,000	771,000	19,416,989	140,145
Total of Affiliated Transactions	51,735,428	12,381,000	64,000	64,052,428	$105,542,951	$4,360,275

  The aggregate cost and value of these companies at June 30, 2015, was $113,439,966 and $105,542,951, respectively. Investments in affiliated companies represented 1.34% of the Fund's total net assets at June 30, 2015.

(c)  Non-income producing security.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2015, the market value of this security amounted to $12,336,362, which represented 0.16% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$12,336,362

(f)  On June 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,688,623,204	21.4
Euro	882,591,381	11.2
British Pound	794,050,364	10.0
Hong Kong Dollar	490,761,422	6.2
Taiwan Dollar	434,012,492	5.5
Other currencies less than 5% of total net assets	3,219,223,031	40.7
Total Equities	$7,509,261,894	95.0

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $6,642,954,501 and net unrealized appreciation was $1,387,494,995 consisting of gross unrealized appreciation of $1,807,290,071 and gross unrealized depreciation of $419,795,076.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$95,372,308	$3,705,688,177	$40,813,582	$3,841,874,067
Europe	13,045,606	2,354,370,500	-	2,367,416,106
Other Countries	495,282,079	590,203,693	-	1,085,485,772
Latin America	202,149,587	-	12,336,362	214,485,949
Total Equities	805,849,580	6,650,262,370	53,149,944	7,509,261,894
Total Short-Term Investments	334,794,388	-	-	334,794,388
Total Securities Lending Collateral	186,393,214	-	-	186,393,214
Total Investments	$1,327,037,182	$6,650,262,370	$53,149,944	$8,030,449,496

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$55,274,689	$55,274,689	$-

  Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$495,014,931	6.2
Industrial Materials & Specialty Chemicals	457,184,821	5.8
Other Industrial Services	402,120,164	5.1
Electrical Components	226,939,703	2.9
Conglomerates	210,820,970	2.7
Outsourcing Services	199,092,875	2.5
Construction	70,535,524	0.9
Waste Management	53,103,100	0.7
Water	44,640,927	0.5
Industrial Distribution	15,478,331	0.2
	2,174,931,346	27.5
> Consumer Goods & Services
Retail	609,456,518	7.7
Food & Beverage	273,424,269	3.5
Casinos & Gaming	187,863,479	2.4
Nondurables	142,865,342	1.8
Consumer Goods Distribution	110,950,873	1.4
Other Durable Goods	94,460,809	1.2
Travel	92,030,814	1.2
Restaurants	90,795,220	1.1
Furniture & Textiles	54,215,140	0.7
Leisure Products	41,430,891	0.5
Apparel	30,365,821	0.4
Consumer Electronics	29,588,201	0.4
Educational Services	24,748,518	0.3
Other Consumer Services	15,025,487	0.2
	1,797,221,382	22.8
> Information
Business Software	270,139,222	3.4
Computer Hardware & Related Equipment	133,865,659	1.7
Mobile Communications	127,138,632	1.6
Semiconductors & Related Equipment	119,341,741	1.5
Financial Processors	115,598,998	1.5
Internet Related	115,283,213	1.4
Entertainment Programming	77,791,018	1.0
Satellite Broadcasting & Services	68,084,046	0.9
Instrumentation	65,266,878	0.8
Advertising	55,744,752	0.7
Computer Services	53,301,671	0.7
Cable TV	52,402,255	0.7
Telephone & Data Services	47,090,360	0.6
Telecommunications Equipment	45,546,177	0.6
TV Broadcasting	43,835,330	0.5
Business Information & Marketing Services	30,613,337	0.4
	1,421,043,289	18.0
	Value	Percentage of Net Assets
> Finance
Banks	$254,382,516	3.2
Insurance	219,557,185	2.8
Brokerage & Money Management	156,514,943	2.0
Finance Companies	38,572,230	0.5
Financial Processors	21,639,007	0.2
	690,665,881	8.7
> Other Industries
Real Estate	393,040,028	5.0
Transportation	181,625,633	2.3
Regulated Utilities	35,485,633	0.4
	610,151,294	7.7
> Health Care
Pharmaceuticals	183,360,658	2.3
Medical Equipment & Devices	105,137,062	1.3
Medical Supplies	93,411,326	1.2
Health Care Services	44,210,736	0.6
Hospital Management	22,795,729	0.3
	448,915,511	5.7
> Energy & Minerals
Oil & Gas Producers	140,816,282	1.8
Oil Refining, Marketing & Distribution	82,866,131	1.0
Mining	61,437,909	0.8
Oil Services	44,305,901	0.6
Non-Ferrous Metals	24,570,606	0.3
Agricultural Commodities	12,336,362	0.1
	366,333,191	4.6
Total Equities:	7,509,261,894	95.0
Short-Term Investments:	334,794,388	4.2
Securities Lending Collateral:	186,393,214	2.4
Total Investments:	8,030,449,496	101.6
Obligation to Return Collateral for Securities Loaned:	(186,393,214)	(2.4)
Cash and Other Assets Less Liabilities:	58,285,708	0.8
Net Assets:	$7,902,341,990	100.0
See accompanying notes to financial statements.

COLUMBIA ACORN USA®

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

	Number of Shares
	3/31/15	6/30/15
Purchases
Information
Audience	0	722,320
Bankrate	218,000	719,487
DemandWare	145,000	197,360
Liquidity Services	153,000	294,000
Lumos Networks	0	304,372
Navigant Consulting	0	366,739
Sanmina	0	350,804
Textura	373,934	482,473
Industrial Goods & Services
Donaldson	855,000	948,000
Dorman Products	149,293	182,079
Generac	276,000	299,171
Lumber Liquidators	0	96,000
Oshkosh Corporation	0	166,548
Consumer Goods & Services
Arctic Cat	0	111,261
Blue Nile	0	87,000
Casey's General Stores	73,931	86,242
Fiesta Restaurant Group	68,000	130,773
Fossil	0	33,310
Gaiam	0	193,577
Gentex	296,000	399,477
Hertz	345,000	506,306
Knoll	357,000	383,060
Papa John's International	79,000	138,235
Select Comfort	297,000	377,438
The Fresh Market	234,000	494,833
Zulily	0	252,955
Finance
Hancock Holding	228,000	268,466
Lakeland Financial	392,597	421,366
LegacyTexas	373,487	422,366
Leucadia National	0	243,993
SEI Investments	139,000	343,089
Health Care
Agios Pharmaceuticals	26,000	46,972
Allscripts Healthcare Solutions	343,600	506,139
Sarepta Therapeutics	338,500	429,694
Sirona Dental Systems	0	63,289
Ultragenyx Pharmaceutical	154,000	193,081
VWR	86,300	229,638
Wright Medical Group	200,300	258,854
Energy & Minerals
Core Labs (Netherlands)	39,000	49,965
Gulfport Energy	51,000	93,267
	Number of Shares
	3/31/15	6/30/15
Sales
Information
Atmel	970,000	249,822
Envestnet	82,000	0
Fleetmatics	97,000	0
inContact	394,187	315,276
Informatica	214,000	0
Mettler-Toledo International	141,000	117,400
RPX	211,000	0
Rubicon Technology	600,000	499,644
SBA Communications	23,000	0
Trimble Navigation	274,000	0
Industrial Goods & Services
Acuity Brands	64,000	0
Drew Industries	539,000	389,722
Kennametal	239,000	143,520
Consumer Goods & Services
Burlington Stores	207,500	0
Caesarstone (Israel)	189,814	150,828
Choice Hotels	89,666	71,306
Michaels Stores	203,784	0
Shutterfly	147,845	0
The Chefs' Warehouse	268,276	129,908
United Natural Foods	134,000	101,595
Finance
First Busey	1,484,641	1,109,542
Marlin Business Services	418,543	334,361
MB Financial	733,000	529,623
Patriot National	515,590	497,176
World Acceptance	135,125	108,257
Heath Care
Akorn	442,117	358,549
Alnylam Pharmaceuticals	40,100	0
Bio-Techne	135,200	114,086
Celldex Therapeutics	280,300	260,148
Seattle Genetics	286,800	183,203
Synageva BioPharma	271,469	0
Other Industries
EdR	328,933	228,671
Extra Space Storage	611,000	587,914
Post Properties	91,000	0
Energy & Minerals
Rosetta Resources	159,000	0

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
		Equities: 93.9%
Information 23.4%
	> Business Software 7.1%
230,000	Ansys (a)	$20,985,200
	Simulation Software for Engineers & Designers
245,682	SPS Commerce	16,165,876
	Supply Chain Management Software Delivered via the Web
197,360	DemandWare (a)	14,028,349
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
482,473	Textura (b)	13,427,223
	Construction Vendor Management Software
111,053	NetSuite	10,189,113
	Enterprise Software Delivered via the Web
196,527	Solera Holdings	8,757,243
	Software for Automotive Insurance Claims Processing
816,768	Amber Road (a)	5,733,711
	Global Trade Management Software Delivered via the Web
315,276	inContact	3,111,774
	Call Center Systems Delivered via the Web & Telco Services
30,092	Cvent (a)	775,772
	Software for Corporate Event Planners & Marketing Platform for Hotels
		93,174,261
	> Instrumentation 5.6%
117,400	Mettler-Toledo International	40,087,404
	Laboratory Equipment
383,000	IPG Photonics	32,622,025
	Fiber Lasers
		72,709,429
	> Computer Services 3.5%
554,605	ExlService Holdings (a)	19,178,241
	Business Process Outsourcing
231,502	Virtusa	11,899,203
	Offshore IT Outsourcing
291,459	WNS - ADR	7,796,528
	Offshore Business Process Outsourcing Services
432,000	Hackett Group	5,801,760
	IT Integration & Best Practice Research
302,000	RCM Technologies	1,709,320
	Technology & Engineering Services
		46,385,052
	> Computer Hardware & Related Equipment 1.0%
113,253	Rogers	7,490,553
	Printed Circuit Materials & High Performance Foams
73,282	Belden	5,952,697
	Specialty Cable
		13,443,250
Number of Shares		Value
	> Business Information & Marketing Services 1.0%
719,487	Bankrate (a)	$7,547,418
	Internet Advertising for the Insurance, Credit Card & Banking Markets
366,739	Navigant Consulting	5,453,409
	Financial Consulting Firm
		13,000,827
	> Mobile Communications 0.9%
401,486	Gogo (b)	8,603,845
	Provider of Wi-Fi on Airplanes
722,320	Audience (a)(b)	3,532,145
	Improving Voice Quality for Mobile Devices
		12,135,990
	> Financial Processors 0.8%
77,000	Global Payments	7,965,650
	Credit Card Processor
294,000	Liquidity Services	2,831,220
	E-Auctions for Surplus & Salvage Goods
		10,796,870
	> Semiconductors & Related Equipment 0.8%
138,235	Monolithic Power Systems	7,009,897
	High Performance Analog & Mixed Signal Integrated Circuits
249,822	Atmel	2,461,996
	Microcontrollers, Radio Frequency & Memory Semiconductors
499,644	Rubicon Technology (b)	1,214,135
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		10,686,028
	> Telephone & Data Services 0.7%
621,000	Boingo Wireless (a)	5,129,460
	Wi-Fi & Cellular Communications Networks
304,372	Lumos Networks	4,501,662
	Telephone & Fiber Optic Data Services
		9,631,122
	> Telecommunications Equipment 0.7%
444,683	Infinera	9,329,449
	Optical Networking Equipment
	> Internet Related 0.7%
249,567	RetailMeNot	4,449,780
	Digital Coupon Marketplace
826,078	Vonage	4,056,043
	Business & Consumer Internet Telephony
		8,505,823
	> Contract Manufacturing 0.6%
350,804	Sanmina	7,072,209
	Electronic Manufacturing Services
Information: Total		306,870,310

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
Industrial Goods & Services 21.5%
	> Machinery 18.3%
793,000	Ametek	$43,440,540
	Aerospace/Industrial Instruments
515,000	Nordson	40,113,350
	Dispensing Systems for Adhesives & Coatings
725,500	HEICO	36,833,635
	FAA-approved Aircraft Replacement Parts
948,000	Donaldson	33,938,400
	Industrial Air Filtration
238,000	Moog	16,821,840
	Motion Control Products for Aerospace, Defense & Industrial Markets
222,000	Toro	15,047,160
	Turf Maintenance Equipment
299,171	Generac (a)(b)	11,892,047
	Standby Power Generators
278,135	ESCO Technologies	10,405,030
	Industrial Filtration & Advanced Measurement Equipment
79,943	Middleby	8,972,003
	Manufacturer of Cooking Equipment
182,079	Dorman Products (a)(b)	8,677,885
	Aftermarket Auto Parts Distributor
166,548	Oshkosh	7,058,304
	Specialty Truck Manufacturer
143,520	Kennametal	4,896,903
	Consumable Cutting Tools
76,612	Graham	1,569,780
	Designer & Builder of Vacuum & Heat Transfer Equipment for Process Industries
		239,666,877
	> Industrial Materials & Specialty Chemicals 1.7%
389,722	Drew Industries	22,611,671
	RV & Manufactured Home Components
	> Construction 0.6%
389,722	PGT	5,654,866
	Wind Resistant Windows & Doors
96,000	Lumber Liquidators (b)	1,988,160
	Hardwood Flooring Retailer
		7,643,026
	> Industrial Distribution 0.5%
90,000	WESCO International	6,177,600
	Industrial Distributor
	> Electrical Components 0.4%
235,103	Thermon	5,658,929
	Global Engineered Thermal Solutions
Industrial Goods & Services: Total		281,758,103
Consumer Goods & Services 14.8%
	> Travel 3.3%
425,950	Avis Budget Group (a)	18,775,876
	Car Rental Company
506,306	Hertz	9,174,265
	U.S. Rental Car Operator
Number of Shares		Value
246,491	HomeAway	$7,670,800
	Vacation Rental Online Marketplace
71,306	Choice Hotels	3,868,350
	Franchisor of Budget Hotel Brands
28,314	Vail Resorts	3,091,889
	Ski Resort Operator & Developer
		42,581,180
	> Retail 2.6%
494,833	The Fresh Market (a)(b)	15,903,933
	Specialty Food Retailer
86,242	Casey's General Stores	8,256,809
	Owner/Operator of Convenience Stores
252,955	Zulily (b)	3,298,533
	E-Commerce Retailer Offering Flash Sale Events
87,000	Blue Nile (a)	2,643,930
	Online Jewelry Retailer
33,310	Fossil (a)	2,310,382
	Watch Designer & Retailer
193,577	Gaiam (a)	1,265,993
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
		33,679,580
	> Other Durable Goods 2.4%
187,000	Cavco Industries (a)	14,107,280
	Manufactured Homes
377,438	Select Comfort	11,349,561
	Specialty Mattresses
399,477	Gentex	6,559,412
	Manufacturer of Auto Parts
		32,016,253
	> Consumer Goods Distribution 2.0%
249,822	Pool	17,532,508
	Swimming Pool Supplies & Equipment Distributor
101,595	United Natural Foods	6,469,569
	Distributor of Natural/Organic Foods to Grocery Stores
129,908	The Chefs' Warehouse (a)(b)	2,759,246
	Distributor of Specialty Foods to Fine Dining Restaurants
		26,761,323
	> Furniture & Textiles 1.5%
150,828	Caesarstone (Israel)	10,337,751
	Quartz Countertops
383,060	Knoll	9,587,992
	Office Furniture
		19,925,743
	> Restaurants 1.3%
138,235	Papa John's International	10,451,948
	Franchisor of Pizza Restaurants
130,773	Fiesta Restaurant Group (a)	6,538,650
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
		16,990,598
	> Other Consumer Services 0.9%
298,954	Blackhawk Network (a)	12,316,905
	Third-party Distributor of Prepaid Content, Mostly Gift Cards

See accompanying notes to financial statements.

Number of Shares		Value
	> Leisure Products 0.8%
363,764	Performance Sports Group	$6,547,752
	Sporting Goods Manufacturer
111,261	Arctic Cat	3,694,978
	Manufacturer of ATVs & Snowmobiles
		10,242,730
Consumer Goods & Services: Total		194,514,312
Finance 13.9%
	> Banks 8.0%
131,573	SVB Financial Group	18,943,881
	Bank to Venture Capitalists
421,366	Lakeland Financial	18,274,643
	Indiana Bank
529,623	MB Financial	18,240,216
	Chicago Bank
881,038	Associated Banc-Corp	17,858,640
	Midwest Bank
268,466	Hancock Holding	8,566,750
	Gulf Coast Bank
1,109,542	First Busey	7,289,691
	Illinois Bank
695,000	TrustCo Bank	4,885,850
	New York State Bank
162,981	Sandy Spring Bancorp	4,560,208
	Baltimore & Washington, D.C. Bank
311,445	First Commonwealth	2,986,758
	Western Pennsylvania Bank
168,031	Guaranty Bancorp	2,774,192
	Colorado Bank
		104,380,829
	> Finance Companies 2.2%
490,177	CAI International (a)	10,092,744
	International Container Leasing
108,257	World Acceptance (b)	6,658,888
	Personal Loans
214,681	McGrath Rentcorp	6,532,743
	Mini-rental Conglomerate
334,361	Marlin Business Services	5,644,014
	Small Equipment Leasing
		28,928,389
	> Brokerage & Money Management 1.3%
343,089	SEI Investments	16,821,654
	Mutual Fund Administration & Investment Management
	> Insurance 1.0%
497,176	Patriot National	7,954,816
	Underwriting, Claims Administration & Case Management Outsourcing for Workers Comp Insurers
134,904	Allied World Assurance Company Holdings	5,830,551
	Commercial Lines Insurance/Reinsurance
		13,785,367
	> Savings & Loans 1.0%
422,366	LegacyTexas	12,755,453
	Texas Thrift
Number of Shares		Value
	> Diversified Financial Companies 0.4%
243,993	Leucadia National	$5,924,150
	Holding Company
Finance: Total		182,595,842
Health Care 12.5%
	> Biotechnology & Drug Delivery 4.4%
193,081	Ultragenyx Pharmaceutical	19,769,564
	Biotech Focused on "Ultra-Orphan" Drugs
429,694	Sarepta Therapeutics (b)	13,075,588
	Biotech Focused on Rare Diseases
183,203	Seattle Genetics (b)	8,867,025
	Antibody-based Therapies for Cancer
260,148	Celldex Therapeutics (a)	6,560,933
	Biotech Developing Drugs for Cancer
46,972	Agios Pharmaceuticals (a)(b)	5,220,468
	Biotech Focused on Cancer & Orphan Diseases
16,655	Intercept Pharmaceuticals	4,020,184
	Biotech Developing Drugs for Several Diseases
		57,513,762
	> Medical Supplies 3.4%
449,680	Cepheid (a)	27,497,932
	Molecular Diagnostics
114,086	Bio-Techne	11,234,048
	Maker of Consumables & Systems for the Life Science Market
229,638	VWR	6,138,224
	Distributor of Lab Supplies
		44,870,204
	> Health Care Services 2.2%
183,886	Medidata Solutions	9,988,687
	Cloud-based Software for Drug Studies
506,139	Allscripts Healthcare Solutions (a)	6,923,982
	Health Care IT
144,897	HealthSouth	6,673,956
	Inpatient Rehabilitation Facilities & Home Health Care
116,584	Envision Healthcare Holdings (a)	4,602,736
	Provider of Health Care Outsourcing Services
		28,189,361
	> Medical Equipment & Devices 1.3%
258,854	Wright Medical Group	6,797,506
	Foot & Ankle Replacement
63,289	Sirona Dental Systems	6,355,482
	Manufacturer of Dental Equipment
77,961	Abaxis	4,013,432
	Instruments & Tests for Vet & Medical Markets
		17,166,420
	> Pharmaceuticals 1.2%
358,549	Akorn (a)	15,654,249
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		163,393,996

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
Other Industries 5.3%
	> Real Estate 3.5%
587,914	Extra Space Storage	$38,343,751
	Self Storage Facilities
228,671	EdR	7,171,123
	Student Housing
		45,514,874
	> Transportation 1.8%
468,091	Rush Enterprises, Class A	12,268,665
105,000	Rush Enterprises, Class B	2,520,000
	Truck Sales & Service
416,370	Heartland Express	8,423,165
	Regional Trucker
		23,211,830
Other Industries: Total		68,726,704
Energy & Minerals 2.5%
	> Oil & Gas Producers 1.6%
138,235	Carrizo Oil & Gas (a)	6,806,691
	Oil & Gas Producer
97,943	PDC Energy	5,253,663
	Oil & Gas Producer in the United States
66,620	Clayton Williams (b)	4,380,265
	Oil & Gas Producer
101,595	SM Energy	4,685,561
	Oil & Gas Producer
		21,126,180
	> Oil Services 0.5%
93,267	Gulfport Energy	3,753,997
	Oil & Gas Producer Focused on Utica Shale in Ohio
133,239	Hornbeck Offshore	2,735,396
	Supply Vessel Operator in Gulf of Mexico
		6,489,393
Number of Shares		Value
	> Mining 0.4%
49,965	Core Labs (Netherlands) (b)	$5,698,009
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		33,313,582
Total Equities: 93.9% (Cost: $697,779,609)		1,231,172,849 (c)
Short-Term Investments 6.3%
82,842,913	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	82,842,913
Total Short-Term Investments: 6.3% (Cost: $82,842,913)		82,842,913
Securities Lending Collateral 4.1%
53,302,525	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	53,302,525
Total Securities Lending Collateral: 4.1% (Cost: $53,302,525)		53,302,525
Total Investments: 104.3% (Cost: $833,925,047)(e)		1,367,318,287
Obligation to Return Collateral for Securities Loaned: (4.1)%		(53,302,525)
Cash and Other Assets Less Liabilities: (0.2)%		(2,439,622)
Net Assets: 100.0%		$1,311,576,140

ADR - American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $53,095,035.

(c)  On June 30, 2015, the market value of foreign securities represented 1.22% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$10,337,751	0.79
Netherlands	5,698,009	0.43
Total Foreign Portfolio	$16,035,760	1.22

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $833,925,047 and net unrealized appreciation was $533,393,240 consisting of gross unrealized appreciation of $562,908,526 and gross unrealized depreciation of $29,515,286.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$306,870,310	$-	$-	$306,870,310
Industrial Goods & Services	281,758,103	-	-	281,758,103
Consumer Goods & Services	194,514,312	-	-	194,514,312
Finance	182,595,842	-	-	182,595,842
Health Care	163,393,996	-	-	163,393,996
Other Industries	68,726,704	-	-	68,726,704
Energy & Minerals	33,313,582	-	-	33,313,582
Total Equities	1,231,172,849	-	-	1,231,172,849
Total Short-Term Investments	82,842,913	-	-	82,842,913
Total Securities Lending Collateral	53,302,525	-	-	53,302,525
Total Investments	$1,367,318,287	$-	$-	$1,367,318,287

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

	Number of Shares
	3/31/15	6/30/15
Purchases
Asia
> Hong Kong
Hong Kong Exchanges and Clearing	0	121,517
> Taiwan
Largan Precision	0	22,000
Europe
> United Kingdom
WH Smith	126,000	232,000
> Germany
MTU Aero Engines	56,000	62,300
> France
Vivendi	0	111,000
> Denmark
Novozymes	65,500	71,500
Other Countries
> Canada
Vermilion Energy	56,000	85,000
> South Africa
Naspers	33,000	61,000
> United States
Anadarko Petroleum	0	27,000
	Number of Shares
	3/31/15	6/30/15
Sales
Asia
> Japan
Japan Tobacco	190,000	160,000
KDDI	399,000	359,000
NGK Spark Plug	206,300	190,600
Park24	181,000	128,000
Recruit Holdings	297,400	262,000
Secom	132,000	120,000
Seven Bank	777,000	0
> Korea
CJ Corp	37,194	26,294
> Singapore
Ascendas REIT	2,650,000	0
CapitaLand Mall Trust	6,491,000	5,824,000
Singapore Exchange	2,036,000	1,564,000
Europe
> United Kingdom
Babcock International	330,000	162,000
Whitbread	47,689	32,000
> Germany
Telefonica Deutschland	1,305,500	976,500
> Spain
Viscofan	44,000	39,000
> Norway
Orkla	511,000	453,000
Other Countries
> Canada
CCL Industries	67,000	51,000
> Australia
Amcor	350,000	320,000
Challenger Financial	2,062,000	670,000

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
		Equities: 97.0%
Asia 42.6%
	> Japan 23.0%
359,000	KDDI	$8,663,371
	Mobile & Fixed Line Communication Service Provider in Japan
262,000	Recruit Holdings	7,989,497
	Recruitment & Media Services
120,000	Secom	7,795,868
	Security Services
160,000	Japan Tobacco	5,687,885
	Cigarettes
190,600	NGK Spark Plug	5,278,511
	Automobile Parts
2,400	Orix JREIT	3,456,764
	Diversified REIT
1,530	Nippon Prologis REIT	2,815,417
	Logistics REIT in Japan
1,300	Japan Retail Fund	2,599,596
	Retail REIT in Japan
133,000	Aeon Mall	2,490,528
	Suburban Shopping Mall Developer, Owner & Operator
30,700	Rinnai	2,417,475
	Gas Appliances for Home & Commercial Use
128,000	Park24	2,191,293
	Parking Lot Operator
		51,386,205
	> Korea 8.4%
26,294	CJ Corp	6,966,175
	Holding Company of Korean Consumer Conglomerate
23,200	Samsung Fire and Marine	6,113,229
	Non-life Insurance
66,800	KT&G	5,683,195
	Tobacco & Ginseng Products
		18,762,599
	> Singapore 8.2%
5,824,000	CapitaLand Mall Trust	9,289,774
	Singapore Commercial Property Real Estate Investment Trust
1,564,000	Singapore Exchange	9,085,509
	Singapore Equity & Derivatives Market Operator
		18,375,283
	> Hong Kong 1.9%
121,517	Hong Kong Exchanges and Clearing	4,281,599
	Hong Kong Equity & Derivatives Market Operator
	> Taiwan 1.1%
22,000	Largan Precision	2,511,318
	Mobile Device Camera Lenses & Modules
Asia: Total		95,317,004
Number of Shares		Value
Europe 32.0%
	> United Kingdom 7.9%
232,000	WH Smith	$5,570,018
	Newsprint, Books & General Stationery Retailer
162,000	Babcock International	2,749,059
	Public Sector Outsourcer
32,000	Whitbread	2,486,849
	UK Hotelier & Coffee Shop
147,000	Jardine Lloyd Thompson Group	2,411,366
	International Business Insurance Broker
100,000	Aggreko	2,261,028
	Temporary Power & Temperature Control Services
130,000	Smith & Nephew	2,193,779
	Medical Equipment & Supplies
		17,672,099
	> Germany 7.0%
62,300	MTU Aero Engines	5,859,929
	Airplane Engine Components & Services
976,500	Telefonica Deutschland	5,628,324
	Mobile & Fixed-line Communications in Germany
107,400	Wirecard (a)	4,112,892
	Online Payment Processing & Risk Management
		15,601,145
	> Switzerland 3.8%
21,040	Partners Group	6,289,834
	Private Markets Asset Management
6,600	Geberit	2,200,353
	Plumbing Systems
		8,490,187
	> France 3.4%
146,000	Eutelsat	4,712,135
	Fixed Satellite Services
111,000	Vivendi (a)	2,799,805
	Global Media Conglomerate
		7,511,940
	> Spain 3.3%
655,000	Distribuidora Internacional de Alimentación	5,002,051
	Discount Retailer in Spain & Latin America
39,000	Viscofan	2,358,743
	Sausage Casings Maker
		7,360,794
	> Sweden 2.5%
120,000	Swedish Match	3,413,331
	Swedish Snus
62,900	Hexagon	2,279,313
	Design, Measurement & Visualization Software & Equipment
		5,692,644
	> Norway 1.6%
453,000	Orkla	3,564,859
	Food & Brands, Aluminum, Chemicals Conglomerate

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Denmark 1.5%
71,500	Novozymes	$3,398,758
	Industrial Enzymes
	> Netherlands 1.0%
44,000	Vopak	2,220,401
	Operator of Petroleum & Chemical Storage Terminals
Europe: Total		71,512,827
Other Countries 17.6%
	> Canada 6.3%
51,000	CCL Industries	6,255,565
	Global Label Converter
258,000	Goldcorp	4,179,600
	Gold Mining
85,000	Vermilion Energy (a)	3,671,537
	Canadian Exploration & Production Company
		14,106,702
	> South Africa 6.3%
61,000	Naspers	9,501,479
	Media in Africa, China, Russia & other Emerging Markets
663,000	Coronation Fund Managers	4,491,027
	South African Fund Manager
		13,992,506
	> Australia 4.1%
670,000	Challenger Financial	3,473,008
	Annuity Provider in Australia
320,000	Amcor	3,381,601
	Global Leader in Flexible & Rigid Packaging
514,000	IAG	2,209,879
	General Insurance Provider
		9,064,488
	> United States 0.9%
27,000	Anadarko Petroleum	2,107,620
	Worldwide Production of Oil & Gas
Other Countries: Total		39,271,316
Latin America 4.8%
	> Guatemala 3.2%
588,000	Tahoe Resources	7,127,558
	Silver & Gold Projects in Guatemala & Peru
Number of Shares		Value
	> Uruguay 0.8%
191,666	Union Agriculture Group (b)(c)(d)	$1,809,327
	Farmland Operator in Uruguay
	> Brazil 0.8%
12,057,582	Beadell Resources	1,735,415
	Gold Mining in Brazil
Latin America: Total		10,672,300
Total Equities: 97.0% (Cost: $194,334,492)		216,773,447 (e)
Short-Term Investments 3.1%
7,097,178	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	7,097,178
Total Short-Term Investments: 3.1% (Cost: $7,097,178)		7,097,178
Securities Lending Collateral 3.8%
8,381,123	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	8,381,123
Total Securities Lending Collateral: 3.8% (Cost: $8,381,123)		8,381,123
Total Investments: 103.9% (Cost: $209,812,793)(g)		232,251,748
Obligation to Return Collateral for Securities Loaned: (3.8)%		(8,381,123)
Cash and Other Assets Less Liabilities: (0.1)%		(439,042)
Net Assets: 100.0%		$223,431,583

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $7,925,539.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2015, the market value of this security amounted to $1,809,327, which represented 0.81% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$1,809,327

(d)  Illiquid security.

See accompanying notes to financial statements.

> Notes to Statement of Investments

(e)  On June 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$51,386,205	23.0
Euro	32,694,280	14.6
South Korean Won	18,762,599	8.4
Singapore Dollar	18,375,283	8.2
British Pound	17,672,099	7.9
Canadian Dollar	17,054,660	7.6
South African Rand	13,992,506	6.3
Other currencies less than 5% of total net assets	46,835,815	21.0
Total Equities	$216,773,447	97.0

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $209,812,793 and net unrealized appreciation was $22,438,955 consisting of gross unrealized appreciation of $39,310,920 and gross unrealized depreciation of $16,871,965.

  At June 30, 2015, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	112,653,000	$9,000,000	7/15/15	$(237,682)

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD - U.S. Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$–	$95,317,004	$–	$95,317,004
Europe	–	71,512,827	–	71,512,827
Other Countries	16,214,322	23,056,994	–	39,271,316
Latin America	7,127,558	1,735,415	1,809,327	10,672,300
Total Equities	23,341,880	191,622,240	1,809,327	216,773,447
Total Short-Term Investments	7,097,178	–	–	7,097,178
Total Securities Lending Collateral	8,381,123	–	–	8,381,123
Total Investments	$38,820,181	$191,622,240	$1,809,327	$232,251,748
Derivatives
Liabilities
Forward Foreign Currency Exchange Contracts	–	(237,682)	–	(237,682)
Total	$38,820,181	$191,384,558	$1,809,327	$232,014,066

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Financial Processors	$17,480,000	7.8
Internet Related	9,501,479	4.3
Mobile Communications	8,663,371	3.9
Advertising	7,989,497	3.6
Telephone & Data Services	5,628,324	2.5
Satellite Broadcasting & Services	4,712,135	2.1
Telecommunications Equipment	2,511,318	1.1
Business Software	2,279,313	1.0
	58,765,437	26.3
> Consumer Goods & Services
Nondurables	17,626,644	7.9
Retail	10,572,069	4.7
Other Durable Goods	7,695,987	3.4
Food & Beverage	5,772,074	2.6
Other Consumer Services	2,799,805	1.3
Restaurants	2,486,849	1.1
	46,953,428	21.0
> Industrial Goods & Services
Other Industrial Services	18,108,119	8.1
Conglomerates	10,531,034	4.7
Industrial Materials & Specialty Chemicals	6,780,359	3.1
Outsourcing Services	2,749,059	1.2
Construction	2,200,353	1.0
	40,368,924	18.1
> Finance
Insurance	14,207,481	6.4
Brokerage & Money Management	10,780,861	4.8
	24,988,342	11.2
> Energy & Minerals
Mining	13,042,573	5.8
Oil & Gas Producers	5,779,157	2.6
Oil Refining, Marketing & Distribution	2,220,402	1.0
Agricultural Commodities	1,809,327	0.8
	22,851,459	10.2
> Other Industries
Real Estate	20,652,078	9.2
	20,652,078	9.2
	Value	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$2,193,779	1.0
	2,193,779	1.0
Total Equities:	216,773,447	97.0
Short-Term Investments:	7,097,178	3.1
Securities Lending Collateral:	8,381,123	3.8
Total Investments:	232,251,748	103.9
Obligation to Return Collateral for Securities Loaned:	(8,381,123)	(3.8)
Cash and Other Assets Less Liabilities:	(439,042)	(0.1)
Net Assets:	$223,431,583	100.0

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

	Number of Shares
	3/31/15	6/30/15
Purchases
Industrial Goods & Services
Donaldson	764,000	850,000
Expeditors International of Washington	0	269,000
Generac	0	268,000
Robert Half International	0	200,000
Information
Bankrate	595,000	871,000
Crown Castle International	0	162,000
Ultimate Software	0	78,000
Consumer Goods & Services
Fossil	120,000	174,000
Gentex	0	1,035,000
GLG Life Tech (Canada)	1,315,000	2,539,770
The Fresh Market	444,578	669,000
Vail Resorts	157,080	175,000
Health Care
VWR	325,000	376,300
Energy & Minerals
Core Labs (Netherlands)	47,000	60,000
Gulfport Energy	109,000	134,000
	Number of Shares
	3/31/15	6/30/15
Sales
Industrial Goods & Services
Ametek	754,000	703,000
Kennametal	260,000	0
LKQ	1,050,000	996,000
Nordson	264,000	230,000
Pall	163,000	0
Quanta Services	500,000	374,000
Information
Amphenol	495,000	287,000
F5 Networks	181,000	125,000
Informatica	147,000	0
Mettler-Toledo International	59,500	44,800
SBA Communications	60,000	0
Solera Holdings	390,000	350,000
Trimble Navigation	525,000	459,000
WNS - ADR	875,000	455,000
Finance
CNO Financial Group	960,000	787,000
Heath Care
Henry Schein	41,000	31,000
Seattle Genetics	148,000	0
Synageva BioPharma	121,769	0
Ultragenyx Pharmaceutical	91,000	80,000
Energy & Minerals
Cimarex Energy	45,000	0
Other Industries
EdR	275,000	256,000
Extra Space Storage	166,000	122,000
Post Properties	197,000	176,000

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
		Equities: 97.4%
Industrial Goods & Services 29.6%
	> Machinery 16.1%
703,000	Ametek	$38,510,340
	Aerospace/Industrial Instruments
850,000	Donaldson	30,430,000
	Industrial Air Filtration
230,000	Nordson	17,914,700
	Dispensing Systems for Adhesives & Coatings
268,000	Generac (a)(b)	10,653,000
	Standby Power Generators
		97,508,040
	> Other Industrial Services 8.8%
996,000	LKQ (a)	30,124,020
	Alternative Auto Parts Distribution
269,000	Expeditors International of Washington	12,402,245
	International Freight Forwarder
200,000	Robert Half International	11,100,000
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
		53,626,265
	> Industrial Distribution 2.9%
165,000	Airgas	17,453,700
	Industrial Gas Distributor
	> Outsourcing Services 1.8%
374,000	Quanta Services (a)	10,778,680
	Electrical Transmission & Pipeline Contracting Services
Industrial Goods & Services: Total		179,366,685
Information 24.2%
	> Business Software 6.9%
350,000	Solera Holdings	15,596,000
	Software for Automotive Insurance Claims Processing
149,000	Ansys (a)	13,594,760
	Simulation Software for Engineers & Designers
78,000	Ultimate Software (a)	12,818,520
	Human Capital Management Systems
		42,009,280
	> Instrumentation 4.3%
44,800	Mettler-Toledo International (a)	15,297,408
	Laboratory Equipment
459,000	Trimble Navigation (a)	10,768,140
	GPS-based Instruments
		26,065,548
	> Computer Hardware & Related Equipment 2.8%
287,000	Amphenol	16,637,390
	Electronic Connectors
	> Telecommunications Equipment 2.5%
125,000	F5 Networks (a)	15,043,750
	Internet Traffic Management Equipment
Number of Shares		Value
	> Mobile Communications 2.2%
162,000	Crown Castle International	$13,008,600
	Communications Towers
	> Computer Services 2.0%
455,000	WNS - ADR (a)	12,171,250
	Offshore Business Process Outsourcing Services
	> Business Information & Marketing Services 1.5%
871,000	Bankrate (a)	9,136,790
	Internet Advertising for the Insurance, Credit Card & Banking Markets
	> Internet Related 1.3%
1,635,000	Vonage (a)	8,027,850
	Business & Consumer Internet Telephony
	> Semiconductors & Related Equipment 0.7%
423,000	Atmel	4,168,665
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		146,269,123
Consumer Goods & Services 14.9%
	> Retail 5.6%
669,000	The Fresh Market (a)(b)	21,501,660
	Specialty Food Retailer
174,000	Fossil (a)	12,068,640
	Watch Designer & Retailer
		33,570,300
	> Travel 3.2%
175,000	Vail Resorts	19,110,000
	Ski Resort Operator & Developer
	> Other Durable Goods 2.8%
1,035,000	Gentex	16,994,700
	Manufacturer of Auto Parts
	> Other Consumer Services 1.8%
268,000	Blackhawk Network (a)	11,041,600
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
	> Consumer Goods Distribution 1.4%
134,000	United Natural Foods (a)	8,533,120
	Distributor of Natural/Organic Foods to Grocery Stores
	> Food & Beverage 0.1%
2,539,770	GLG Life Tech (Canada) (a)(b)(c)	650,702
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		89,900,422
Finance 12.3%
	> Brokerage & Money Management 6.8%
562,000	SEI Investments	27,554,860
	Mutual Fund Administration & Investment Management

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Brokerage & Money Management—continued
348,000	Eaton Vance	$13,617,240
	Specialty Mutual Funds
		41,172,100
	> Banks 3.1%
915,000	Associated Banc-Corp	18,547,050
	Midwest Bank
	> Insurance 2.4%
787,000	CNO Financial Group	14,441,450
	Life, Long-term Care & Medical Supplement Insurance
Finance: Total		74,160,600
Health Care 6.2%
	> Medical Supplies 4.8%
243,000	Cepheid (a)	14,859,450
	Molecular Diagnostics
376,300	VWR (a)	10,058,499
	Distributor of Lab Supplies
31,000	Henry Schein (a)	4,405,720
	Distributor of Dental, Vet & Medical Products
		29,323,669
	> Biotechnology & Drug Delivery 1.4%
80,000	Ultragenyx Pharmaceutical (a)	8,191,200
	Biotech Focused on "Ultra-Orphan" Drugs
Health Care: Total		37,514,869
Energy & Minerals 6.0%
	> Agricultural Commodities 2.7%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	16,448,482
	Farmland Operator in Uruguay
	> Oil & Gas Producers 1.2%
118,000	Carrizo Oil & Gas (a)	5,810,320
	Oil & Gas Producer
22,500,000	Canadian Overseas Petroleum (Canada) (a)(c)(d)	1,369,095
	Oil & Gas Exploration Offshore West Africa
4,250,000	Petromanas (Canada) (a)(b)	187,150
	Exploring for Oil in Albania
		7,366,565
	> Mining 1.2%
60,000	Core Labs (Netherlands) (b)	6,842,400
	Oil & Gas Reservoir Consulting
Number of Shares		Value
	> Oil Services 0.9%
134,000	Gulfport Energy (a)	$5,393,500
	Oil & Gas Producer Focused on Utica Shale in Ohio
Energy & Minerals: Total		36,050,947
Other Industries 4.2%
	> Real Estate 4.2%
176,000	Post Properties	9,569,120
	Multifamily Properties
256,000	EdR	8,028,160
	Student Housing
122,000	Extra Space Storage	7,956,840
	Self Storage Facilities
		25,554,120
Other Industries: Total		25,554,120
Total Equities: 97.4% (Cost: $452,506,157)		588,816,766	(f)
Short-Term Investments 1.4%
8,467,201	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	8,467,201
Total Short-Term Investments: 1.4% (Cost: $8,467,201)		8,467,201
Securities Lending Collateral 2.3%
14,060,046	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	14,060,046
Total Securities Lending Collateral: 2.3% (Cost: $14,060,046)		14,060,046
Total Investments: 101.1% (Cost: $475,033,404)(h)		611,344,013
Obligation to Return Collateral for Securities Loaned: (2.3)%		(14,060,046)
Cash and Other Assets Less Liabilities: 1.2%		7,464,877
Net Assets: 100.0%		$604,748,844

ADR - American Depositary Receipts
See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $13,779,499.

> Notes to Statement of Investments

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/15	Value	Dividend
Canadian Overseas Petroleum	22,500,000	-	-	22,500,000	$1,369,095	$-
GLG Life Tech	1,500,000	1,224,770	185,000	2,539,770	650,702
Petrodorado Energy (1)	3,370,000	-	3,370,000	-	-	-
Total of Affiliated Transactions	27,370,000	1,224,770	3,555,000	25,039,770	$2,019,797	$-

(1) At June 30, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2015, was $17,688,954 and $2,019,797, respectively. Investments in affiliated companies represented 0.33% of the Fund's total net assets at June 30, 2015.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2015, the market value of these securities amounted to $17,817,577, which represented 2.95% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$16,448,482
Canadian Overseas Petroleum	11/24/10	22,500,000	9,596,330	1,369,095
			$29,596,330	$17,817,577

(e)  Illiquid security.

(f)  On June 30, 2015, the market value of foreign securities represented 4.22% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Uruguay	$16,448,483	2.72
Netherlands	6,842,400	1.13
Canada	2,206,947	0.37
Total Foreign Portfolio	$25,497,830	4.22

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $475,033,404 and net unrealized appreciation was $136,310,609 consisting of gross unrealized appreciation of $168,433,250 and gross unrealized depreciation of $32,122,641.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$179,366,685	$-	$-	$179,366,685
Information	146,269,123	-	-	146,269,123
Consumer Goods & Services	89,900,422	-	-	89,900,422
Finance	74,160,600	-	-	74,160,600
Health Care	37,514,869	-	-	37,514,869
Energy & Minerals	18,233,370	1,369,095	16,448,482	36,050,947
Other Industries	25,554,120	-	-	25,554,120
Total Equities	570,999,189	1,369,095	16,448,482	588,816,766
Total Short-Term Investments	8,467,201	-	-	8,467,201
Total Securities Lending Collateral	14,060,046	-	-	14,060,046
Total Investments	$593,526,436	$1,369,095	$16,448,482	$611,344,013

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending June 30, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015
Equities
Energy & Minerals	$15,908,331	$-	$540,151	$-	$-	$-	$-	$16,448,482

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $540,151.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at June 30, 2015	Valuation Technique(s)	Unabservable Input(s)	Range (Weighted Average)
Equities Energy & Minerals	$16,448,482	Market comparable companies	Discount for lack of marketability	7	%—23%

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
	> Affiliated Bond Funds 75.1%
35,516,291	Columbia Short Term Bond Fund, Class I Shares (a)	$353,387,100
17,854,552	Columbia Income Opportunities Fund, Class I Shares (a)	177,474,246
32,127,882	Columbia U.S. Government Mortgage Fund, Class I Shares (a)	177,024,633
19,415,464	Columbia Intermediate Bond Fund, Class I Shares (a)	176,874,874
Total Affiliated Bond Funds: (Cost: $879,787,703)		884,760,853
	> Affiliated Stock Funds 25.0%
1,355,680	Columbia Acorn International, Class I Shares (a)	59,066,971
2,645,290	Columbia Contrarian Core Fund, Class I Shares (a)	58,989,967
3,184,853	Columbia Dividend Income Fund, Class I Shares (a)	58,919,778
1,606,465	Columbia Select Large Cap Growth Fund, Class I Shares (a)(b)	29,623,205
909,100	Columbia Acorn Fund, Class I Shares (a)(b)	29,573,038
1,341,246	Columbia Acorn Select, Class I Shares (a)(b)	29,507,415
1,383,097	Columbia Large Cap Enhanced Core Fund, Class I Shares (a)	29,487,629
Total Affiliated Stock Funds: (Cost: $266,299,011)		295,168,003
Number of Shares		Value
	> Short-Term Investments 0.5%
5,691,503	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$5,691,503
Total Short-Term Investments: (Cost: $5,691,503)		5,691,503
Total Investments: 100.6% (Cost: $1,151,778,217)(c)		1,185,620,359
Cash and Other Assets Less Liabilities: (0.6)%		(7,318,809)
Net Assets: 100.0%		$1,178,301,550

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/15	Value	Dividend
Columbia Short Term Bond Fund, Class I Shares	42,849,246	2,763,972	10,096,927	35,516,291	$353,387,100	$2,222,711
Columbia Income Opportunities Fund, Class I Shares	21,780,174	1,600,546	5,526,168	17,854,552	177,474,246	5,023,196
Columbia U.S. Government Mortgage Fund, Class I Shares	28,883,507	7,407,947	4,163,572	32,127,882	177,024,633	2,621,759
Columbia Intermediate Bond Fund, Class I Shares	28,994,280	1,854,895	11,433,711	19,415,464	176,874,874	3,236,595
Columbia Acorn International, Class I Shares	898,450	848,428	391,198	1,355,680	59,066,971	-
Columbia Contrarian Core Fund, Class I Shares	1,291,662	1,933,262	579,634	2,645,290	58,989,967	-
Columbia Dividend Income Fund, Class I Shares	1,962,468	1,978,105	755,720	3,184,853	58,919,778	489,414
Columbia Select Large Cap Growth Fund, Class I Shares	1,023,561	1,065,033	482,129	1,606,465	29,623,205	-
Columbia Acorn Fund, Class I Shares	879,308	420,682	390,890	909,100	29,573,038	-
Columbia Acorn Select, Class I Shares	836,113	888,927	383,794	1,341,246	29,507,415	-
Columbia Large Cap Enhanced Core Fund, Class I Shares	870,296	861,625	348,824	1,383,097	29,487,629	207,636
Total of Affiliated Transactions	130,269,065	21,623,422	34,552,567	117,339,920	$1,179,928,856	$13,801,311

  The aggregate cost and value of these companies at June 30, 2015, was $1,146,086,714 and $1,179,928,856, respectively. Investments in affiliated companies represented 100.14% of the Fund's total net assets at June 30, 2015.

(b)  Non-income producing security.

(c)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $1,151,778,217 and net unrealized appreciation was $33,842,142 consisting of gross unrealized appreciation of $34,822,062 and gross unrealized depreciation of $979,920.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  CWAM's Valuation Committee (the Committee), is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$884,760,853	$-	$-	$884,760,853
Total Affiliated Stock Funds	295,168,003	-	-	295,168,003
Total Short-Term Investments	5,691,503	-	-	5,691,503
Total Investments	$1,185,620,359	$-	$-	$1,185,620,359

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

	Number of Shares
	3/31/15	6/30/15
Purchases
Asia
> China
51job - ADR	0	66,000
Canvest Environment Protection	0	9,263,000
CapitaLand Retail China Trust	0	3,757,000
CAR Inc	0	3,668,000
Chongqing Rural Commercial Bank	0	5,600,000
Jiangnan Group	0	15,338,000
NewOcean Energy	11,330,000	13,784,000
Phoenix Healthcare Group	0	2,265,000
Phoenix New Media - ADR	257,000	464,000
Shanghai Industrial	0	1,207,000
TravelSky Technology	0	2,459,000
Xinhua Winshare Publishing	2,146,000	3,303,000
> Taiwan
Far EasTone Telecom	0	1,900,000
Largan Precision	55,000	59,000
Novatek Microelectronics	0	881,000
Silergy	0	160,000
Vanguard International Semiconductor	2,814,000	4,177,000
Voltronic Power	404,000	424,000
> India
Amara Raja	0	110,352
Container Corporation of India	140,070	160,788
> Indonesia
Surya Citra Media	0	18,149,000
> Thailand
Mega Lifesciences	0	6,899,100
> Singapore
China Everbright Water	0	5,345,200
SIIC Environment	0	42,467,800
> Malaysia
Astro Malaysia Holdings	114,500	5,300,000
Latin America
> Mexico
Grupo Aeroportuario del Sureste - ADR	40,525	48,525
Qualitas	2,500,000	3,748,000
Other Countries
> Egypt
Commercial International Bank of Egypt	593,000	975,991
Europe
> United Kingdom
PureCircle	580,790	736,860
	Number of Shares
	3/31/15	6/30/15
Sales
Asia
> China
AMVIG Holdings	31,000,000	25,200,000
China Everbright International	3,128,000	2,340,000
Sino Biopharmaceutical	4,925,000	0
WuXi PharmaTech - ADR	121,000	117,000
> Taiwan
Advantech	598,988	575,988
Chroma Ate	2,050,990	775,990
Ginko International	360,000	340,000
PChome Online	570,000	440,000
President Chain Store	1,240,000	940,000
> India
Bosch	17,632	0
United Breweries	353,739	318,483
> Indonesia
Ace Indonesia	82,889,190	0
Link Net	11,800,000	10,600,000
Matahari Department Store	4,248,600	4,068,700
Mayora Indah	2,300,000	0
MNC Sky Vision	61,839,700	59,276,600
Tower Bersama Infrastructure	6,744,300	6,406,300
> Philippines
Melco Crown (Philippines) Resorts	41,313,300	34,926,300
Puregold Price Club	5,613,200	5,087,200
Robinsons Retail Holdings	2,636,090	2,451,090
> Thailand
Robinson Department Store	3,737,700	3,271,700
Samui Airport Property Fund	10,016,800	8,732,800
> Singapore
Petra Foods	1,829,000	1,397,400
> Hong Kong
Melco International	5,817,000	2,616,000
Sa Sa International	5,583,799	0
> Korea
Grand Korea Leisure	98,149	0
Koh Young Technology	256,088	241,088
The Basic House	421,000	0
> Malaysia
7-Eleven Malaysia Holdings	12,777,900	10,000,000
Aeon	4,006,700	0
> Japan
Kansai Paint	310,760	0

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	3/31/15	6/30/15
Sales (continued)
Latin America
> Brazil
Beadell Resources	335,646	0
Localiza Rent A Car	677,970	595,970
> Chile
Forus	1,943,078	1,586,000
Other Countries
> South Africa
Coronation Fund Managers	1,955,513	1,795,460
Mr. Price	288,041	0
Rand Merchant Insurance	2,599,148	2,262,148
> United States
Bladex	171,094	140,000
Europe
> United Kingdom
Cable and Wireless	10,175,965	7,207,000
> France
Eutelsat	200,000	0
> Italy
Pirelli	270,882	0
> Spain
Prosegur	1,148,390	0
> Sweden
Hexagon	207,455	0

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
		Equities: 97.0%
Asia 71.8%
	> China 21.3%
25,200,000	AMVIG Holdings	$13,003,851
	Chinese Tobacco Packaging Material Supplier
3,668,000	CAR Inc (a)	7,795,304
	Consolidator of Chinese Auto Rental Sector
126,613	BitAuto - ADR (a)	6,463,594
	Automotive Information Website for Buyers & Dealers
13,784,000	NewOcean Energy	6,397,958
	Southern China Liquefied Petroleum Gas Distributor
11,951,000	Sihuan Pharmaceuticals (b)	5,397,998
	Chinese Generic Drug Manufacturer
117,000	WuXi PharmaTech - ADR (a)	4,944,420
	Contract Research Organization in China
9,263,000	Canvest Environment Protection (a)	4,900,661
	Guangdong Waste-to-energy Operator
3,757,000	CapitaLand Retail China Trust	4,853,681
	China Commercial Property Real Estate Investment Trust
5,600,000	Chongqing Rural Commercial Bank	4,479,274
	Rural Commercial Bank
15,338,000	Jiangnan Group	4,406,955
	Cable & Wire Manufacturer
2,265,000	Phoenix Healthcare Group	4,308,438
	Private Hospital Management Group
2,340,000	China Everbright International	4,190,936
	Municipal Waste Operator
1,207,000	Shanghai Industrial	4,086,673
	Shanghai State Owned Enterprise
3,303,000	Xinhua Winshare Publishing	3,957,433
	Sichuan Publisher, Distributor & Retailer
464,000	Phoenix New Media - ADR (a)	3,674,880
	Internet Advertising
2,459,000	TravelSky Technology	3,617,232
	Chinese Air Travel Transaction Processor
66,000	51job - ADR (a)(c)	2,193,840
	Integrated Human Resource Services
		88,673,128
	> Taiwan 14.3%
440,000	PChome Online	7,263,149
	Taiwanese Internet Retail Company
59,000	Largan Precision	6,734,898
	Mobile Device Camera Lenses & Modules
420,000	St. Shine Optical	6,676,176
	Disposable Contact Lens Original Equipment Manufacturer
4,177,000	Vanguard International Semiconductor	6,665,766
	Semiconductor Foundry
940,000	President Chain Store	6,608,620
	Convenience Chain Store Operator in Taiwan
Number of Shares		Value
424,000	Voltronic Power	$5,343,782
	Uninterruptible Power Supply Products
1,900,000	Far EasTone Telecom	4,592,732
	Mobile Operator in Taiwan
340,000	Ginko International	4,273,398
	Contact Lens Maker in China
881,000	Novatek Microelectronics	4,249,397
	Display Related Integrated Circuit Designer
575,988	Advantech	3,954,931
	Industrial PC & Components
775,990	Chroma Ate	1,714,991
	Automatic Test Systems, Testing & Measurement Instruments
160,000	Silergy	1,648,034
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
		59,725,874
	> India 10.6%
2,422,982	Zee Entertainment Enterprises	13,984,733
	Indian Programmer of Pay Television Content
1,737,269	Adani Ports & Special Economic Zone	8,384,721
	Indian West Coast Shipping Port
190,350	Colgate Palmolive India	6,092,000
	Consumer Products in Oral Care
730,342	Bharti Infratel	5,126,616
	Communications Towers
318,483	United Breweries	4,663,142
	Indian Brewer
160,788	Container Corporation of India	4,229,011
	Railway Cargo Services
110,352	Amara Raja	1,527,917
	Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market
		44,008,140
	> Indonesia 6.4%
59,276,600	MNC Sky Vision (a)	6,446,733
	Satellite Pay TV Operator in Indonesia
4,068,700	Matahari Department Store	5,042,738
	Department Store Chain in Indonesia
6,406,300	Tower Bersama Infrastructure	4,432,636
	Communications Towers
10,600,000	Link Net (a)	4,034,877
	Fixed Broadband & Cable TV Service Provider
18,149,000	Surya Citra Media	3,905,914
	Free to Air TV Station in Indonesia
66,827,701	Arwana Citramulia	2,656,567
	Ceramic Tiles for Home Decoration
		26,519,465
	> Philippines 4.2%
56,400,000	RFM	5,186,260
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
5,087,200	Puregold Price Club	4,172,337
	Supermarket Operator in the Philippines

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Philippines—continued
2,451,090	Robinsons Retail Holdings	$4,047,098
	Multi-format Retailer in the Philippines
34,926,300	Melco Crown (Philippines) Resorts (a)	3,964,174
	Integrated Resort Operator in Manila
		17,369,869
	> Thailand 4.1%
8,732,800	Samui Airport Property Fund	4,679,832
	Thai Airport Operator
22,534,651	Home Product Center	4,495,459
	Home Improvement Retailer
3,271,700	Robinson Department Store	4,328,379
	Department Store Operator in Thailand
6,899,100	Mega Lifesciences	3,796,406
	Manufacturer of Health Supplements & Pharmaceutical Products
		17,300,076
	> Singapore 3.3%
42,467,800	SIIC Environment (a)	6,143,886
	Waste Water Treatment Operator
5,345,200	China Everbright Water (a)	3,911,003
	Waste Water Treatment Operator
1,397,400	Petra Foods	3,631,362
	Chocolate Manufacturer in Southeast Asia
		13,686,251
	> Hong Kong 2.4%
3,698,000	Vitasoy International	6,297,269
	Hong Kong Soy Food Brand
2,616,000	Melco International	3,693,347
	Macau Casino Operator
		9,990,616
	> Korea 2.1%
241,088	Koh Young Technology	8,873,171
	Inspection Systems for Printed Circuit Boards
	> Malaysia 2.0%
5,300,000	Astro Malaysia Holdings	4,325,150
	Pay TV Operator in Malaysia
10,000,000	7-Eleven Malaysia Holdings	4,240,657
	Exclusive 7-Eleven Franchisor for Malaysia
		8,565,807
	> Cambodia 1.1%
6,300,000	Nagacorp	4,638,174
	Casino & Entertainment Complex in Cambodia
Asia: Total		299,350,571
Latin America 10.7%
	> Mexico 4.1%
48,525	Grupo Aeroportuario del Sureste - ADR	6,884,242
	Mexican Airport Operator
Number of Shares		Value
3,748,000	Qualitas (a)	$6,202,353
	Auto Insurer in Mexico & Central America
2,747,000	Hoteles City Express (a)	4,005,805
	Budget Hotel Operator in Mexico
		17,092,400
	> Brazil 3.7%
595,970	Localiza Rent A Car	5,900,086
	Car Rental
1,430,100	Odontoprev	4,981,500
	Dental Insurance
280,000	Linx	4,336,303
	Retail Management Software in Brazil
		15,217,889
	> Colombia 1.5%
6,047,782	Isagen	6,453,530
	Colombian Electricity Provider
	> Chile 1.4%
1,586,000	Forus	5,678,365
	Multi-brand Latin American Wholesaler & Retailer
Latin America: Total		44,442,184
Other Countries 7.6%
	> South Africa 4.8%
1,795,460	Coronation Fund Managers (c)	12,162,079
	South African Fund Manager
2,262,148	Rand Merchant Insurance	7,896,879
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
		20,058,958
	> Egypt 1.7%
975,991	Commercial International Bank of Egypt	7,160,567
	Private Universal Bank in Egypt
	> United States 1.1%
140,000	Bladex	4,505,200
	Latin American Trade Financing House
Other Countries: Total		31,724,725
Europe 6.9%
	> United Kingdom 2.9%
7,207,000	Cable and Wireless	7,541,783
	Telecommunications Service Provider in the Caribbean
736,860	PureCircle (a)(c)	4,689,054
	Natural Sweeteners
		12,230,837
	> Kazakhstan 2.6%
1,268,483	Halyk Savings Bank of Kazakhstan - GDR	10,782,106
	Retail Bank & Insurer in Kazakhstan

See accompanying notes to financial statements.

Number of Shares		Value
	> Finland 1.4%
290,000	Tikkurila	$5,764,553
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
Europe: Total		28,777,496
Total Equities: 97.0% (Cost: $404,387,769)		404,294,976	(d)
Short-Term Investments 3.4%
13,916,492	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	13,916,492
Total Short-Term Investments: 3.4% (Cost: $13,916,492)		13,916,492
Number of Shares		Value
Securities Lending Collateral 0.6%
2,703,540	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (e)	$2,703,540
Total Securities Lending Collateral: 0.6% (Cost: $2,703,540)		2,703,540
Total Investments: 101.0% (Cost: $421,007,801)(f)		420,915,008
Obligation to Return Collateral for Securities Loaned: (0.6)%		(2,703,540)
Cash and Other Assets Less Liabilities: (0.4)%		(1,339,423)
Net Assets: 100.0%		$416,872,045

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  Illiquid security.

(c)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $2,610,061.

(d)  On June 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$81,171,504	19.5
Taiwan Dollar	59,725,874	14.3
Indian Rupee	44,008,140	10.5
U.S. Dollar	39,448,281	9.5
Indonesian Rupiah	26,519,464	6.4
Other currencies less than 5% of total net assets	153,421,713	36.8
Total Equities	$404,294,976	97.0

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $421,007,801 and net unrealized depreciation was $92,793 consisting of gross unrealized appreciation of $47,147,719 and gross unrealized depreciation of $47,240,512.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$17,276,734	$276,675,839	$5,397,998	$299,350,571
Latin America	44,442,184	-	-	44,442,184
Other Countries	4,505,200	27,219,525	-	31,724,725
Europe	-	28,777,496	-	28,777,496
Total Equities	66,224,118	332,672,860	5,397,998	404,294,976
Total Short-Term Investments	13,916,492	-	-	13,916,492
Total Securities Lending Collateral	2,703,540	-	-	2,703,540
Total Investments	$82,844,150	$332,672,860	$5,397,998	$420,915,008

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending June 30, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015
Equities
Asia	$-	$-	$(2,551,314)	$-	$-	$7,949,312	$-	$5,397,998

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The change in unrealized depreciation attributed to securities owned at June 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $2,551,314.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at June 30, 2015	Valuation Technique(s)	Unabservable Input(s)	Range (Weighted Average)
Equities Asia	$5,397,998	Float price with market index	Discount for lack of liquidity	10%

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$7,949,312	$7,949,312	$-

  Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities or indicies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$49,834,234	12.0
Food & Beverage	24,467,088	5.9
Travel	17,701,194	4.2
Casinos & Gaming	12,295,695	2.9
Consumer Goods Distribution	9,888,407	2.4
Other Durable Goods	1,527,916	0.4
	115,714,534	27.8
> Information
Mobile Communications	14,151,983	3.4
Entertainment Programming	13,984,733	3.4
Semiconductors & Related Equipment	12,563,198	3.0
Internet Related	12,332,314	3.0
Satellite Broadcasting & Services	10,771,883	2.6
Instrumentation	10,588,162	2.5
Computer Hardware & Related Equipment	9,298,713	2.2
Business Software	7,953,536	1.9
Telephone & Data Services	7,541,783	1.8
Telecommunications Equipment	6,734,898	1.6
Cable TV	4,034,877	1.0
TV Broadcasting	3,905,913	0.9
	113,861,993	27.3
> Finance
Banks	26,927,146	6.5
Insurance	19,080,732	4.6
Brokerage & Money Management	12,162,080	2.9
	58,169,958	14.0
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	21,424,971	5.1
Water	10,054,889	2.4
Waste Management	9,091,597	2.2
Other Industrial Services	8,384,721	2.0
Electrical Components	4,406,955	1.1
Conglomerates	4,086,674	1.0
	57,449,807	13.8
	Value	Percentage of Net Assets
> Other Industries
Transportation	$15,793,086	3.8
Regulated Utilities	6,453,530	1.5
Real Estate	4,853,681	1.2
	27,100,297	6.5
> Health Care
Medical Supplies	10,949,574	2.6
Pharmaceuticals	10,342,418	2.5
Hospital Management	4,308,438	1.0
	25,600,430	6.1
> Energy & Minerals
Oil Refining, Marketing & Distribution	6,397,957	1.5
	6,397,957	1.5
Total Equities:	404,294,976	97.0
Short-Term Investments:	13,916,492	3.4
Securities Lending Collateral:	2,703,540	0.6
Total Investments:	420,915,008	101.0
Obligation to Return Collateral for Securities Loaned:	(2,703,540)	(0.6)
Cash and Other Assets Less Liabilities:	(1,339,423)	(0.4)
Net Assets:	$416,872,045	100.0

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

	Number of Shares
	3/31/15	6/30/15
Purchases
Europe
> United Kingdom
Abcam	63,970	66,010
Aggreko	26,960	33,220
Assura	1,667,855	1,811,485
AVEVA	18,550	20,150
Cable and Wireless	950,000	1,043,540
Cambian	199,280	204,460
Charles Taylor	241,240	384,788
Dialight	55,260	70,640
Domino's Pizza UK & Ireland	37,830	44,010
Elementis	95,860	114,720
Fidessa Group	18,470	23,460
Halfords	76,159	81,000
Halma	39,570	46,890
Ocado	92,240	95,010
Polypipe	101,620	125,110
PureCircle	53,548	97,930
Regus	0	137,120
Rightmove	9,670	10,760
WH Smith	32,710	35,360
> France
AKKA Technologies	13,874	17,288
Bonduelle	15,690	19,310
Cegedim	14,480	15,360
Eurofins Scientific	1,540	1,830
Eutelsat	18,960	32,020
Neopost	16,720	27,860
Saft	12,681	13,821
> Germany
Aurelius	23,640	27,900
Elringklinger	13,410	18,950
MTU Aero Engines	7,000	9,730
NORMA Group	16,360	19,770
Rational	1,200	1,430
Telefonica Deutschland	70,780	94,780
Wirecard	14,360	18,900
> Sweden
Hexagon	21,733	24,633
Mekonomen	18,960	25,800
Modern Times Group	16,160	21,470
Recipharm	29,580	44,030
Sweco	41,270	63,050
Swedish Match	17,970	25,662
Unibet	11,851	14,591
	Number of Shares
	3/31/15	6/30/15
> Finland
Konecranes	15,240	25,836
Munksjo	68,380	185,880
Sponda	123,070	160,990
Tikkurila	28,801	33,751
> Netherlands
Aalberts Industries	26,330	32,560
Arcadis	12,819	20,005
Brunel	27,271	35,741
Core Labs	3,920	4,400
Gemalto	5,490	6,060
Vopak	0	11,490
> Spain
Bolsas y Mercados Españoles	10,370	12,520
Distribuidora Internacional de Alimentación	169,200	202,320
Prosegur	109,950	142,750
> Switzerland
INFICON	1,150	1,530
Partners Group	3,250	4,480
> Denmark
SimCorp	15,490	25,640
William Demant Holding	0	14,000
> Norway
Atea	36,180	62,050
Orkla	70,370	87,370
> Italy
Hera	0	105,433
> Belgium
EVS Broadcast Equipment	11,070	19,420

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	3/31/15	6/30/15
Sales
Europe
> United Kingdom
Babcock International	56,990	49,910
Charles Taylor	96,338	0
Jardine Lloyd Thompson Group	38,560	35,000
RPS Group	120,090	0
Whitbread	7,954	0
> France
Norbert Dentressangle	2,690	0
> Spain
Viscofan	10,430	8,720
> Switzerland
Geberit	2,740	2,530
> Italy
Pirelli	24,990	0

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2015

Number of Shares		Value
		Equities: 93.1%
Europe 93.1%
	> United Kingdom 30.9%
1,811,485	Assura	$1,558,347
	UK Primary Health Care Property Developer
384,788	Charles Taylor	1,330,116
	Insurance Services
24,357	Spirax Sarco	1,298,533
	Steam Systems for Manufacturing & Process Industries
1,043,540	Cable and Wireless	1,092,015
	Telecommunications Service Provider in the Caribbean
204,460	Cambian	962,970
	Mental Health Facilities & Programs
35,360	WH Smith	848,947
	Newsprint, Books & General Stationery Retailer
49,910	Babcock International	846,948
	Public Sector Outsourcer
23,460	Fidessa Group	838,600
	Software for Financial Trading Systems
33,220	Aggreko	751,114
	Temporary Power & Temperature Control Services
81,000	Halfords	671,992
	UK Retailer of Leisure Goods & Auto Parts
95,010	Ocado (a)	665,659
	Online Grocery Retailer
97,930	PureCircle (a)(b)	623,184
	Natural Sweeteners
35,000	Jardine Lloyd Thompson Group	574,135
	International Business Insurance Broker
20,150	AVEVA	572,425
	Engineering Software
70,640	Dialight	567,175
	LED Products for Hazardous & Industrial Environments
137,120	Regus	562,755
	Rental of Office Space in Full Service Business Centers
46,890	Halma	561,410
	Health & Safety Sensor Technology
10,760	Rightmove	554,031
	Internet Real Estate Listings
44,010	Domino's Pizza UK & Ireland	537,301
	Pizza Delivery in the UK, Ireland & Germany
66,010	Abcam	537,260
	Online Sales of Antibodies
125,110	Polypipe	533,712
	Manufacturer of Plastic Piping & Fittings
225,231	Connect Group	501,645
	Newspaper & Magazine Distributor
114,720	Elementis	462,531
	Specialty Chemicals
		17,452,805
Number of Shares		Value
	> France 10.2%
27,860	Neopost	$1,198,749
	Postage Meter Machines
32,020	Eutelsat	1,033,442
	Fixed Satellite Services
15,360	Cegedim (a)	648,318
	Medical Market Research/IT Services
17,288	AKKA Technologies	614,825
	Engineering Consultancy
1,830	Eurofins Scientific	557,172
	Food, Pharmaceuticals & Materials Screening & Testing
13,821	Saft	539,292
	Niche Battery Manufacturer
19,310	Bonduelle	490,833
	Producer of Canned, Deep-frozen & Fresh Vegetables
263,340	HiPay Group (a)	349,366
	Online Payment Processor in Europe
263,340	Hi-Media (a)(b)	320,007
	Online Advertiser in Europe
		5,752,004
	> Germany 9.6%
27,900	Aurelius	1,192,695
	European Turnaround Investor
19,770	NORMA Group	999,430
	Clamps for Automotive & Industrial Applications
9,730	MTU Aero Engines	915,202
	Airplane Engine Components & Services
18,900	Wirecard (b)	723,777
	Online Payment Processing & Risk Management
94,780	Telefonica Deutschland	546,290
	Mobile & Fixed-line Communications in Germany
1,430	Rational	525,221
	Commercial Ovens
18,950	Elringklinger	509,463
	Automobile Components
		5,412,078
	> Sweden 9.5%
24,633	Hexagon	892,628
	Design, Measurement & Visualization Software & Equipment
14,591	Unibet	888,853
	European Online Gaming Operator
63,050	Sweco	827,118
	Engineering Consultants
44,030	Recipharm	823,254
	Contract Development Manufacturing Organization
25,662	Swedish Match	729,941
	Swedish Snus
25,800	Mekonomen	630,228
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
21,470	Modern Times Group (b)	575,997
	Nordic TV Broadcaster
		5,368,019

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Finland 7.1%
92,850	Munksjo (c)	$1,010,840
93,030	Munksjo	995,659
	Specialty Paper Maker
25,836	Konecranes	752,629
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
33,751	Tikkurila	670,894
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
160,990	Sponda	594,078
	Office, Retail & Logistics Properties
		4,024,100
	> Netherlands 6.8%
32,560	Aalberts Industries	967,019
	Flow Control & Heat Treatment
35,741	Brunel	709,057
	Temporary Specialist & Energy Staffing
11,490	Vopak	579,828
	Operator of Petroleum & Chemical Storage Terminals
20,005	Arcadis	550,204
	Engineering Consultants
6,060	Gemalto	539,668
	Digital Security Solutions
4,400	Core Labs (b)	501,776
	Oil & Gas Reservoir Consulting
		3,847,552
	> Spain 6.0%
202,320	Distribuidora Internacional de Alimentación	1,545,061
	Discount Retailer in Spain & Latin America
142,750	Prosegur	782,992
	Security Guards
8,720	Viscofan	527,391
	Sausage Casings Maker
12,520	Bolsas y Mercados Españoles	506,393
	Spanish Stock Markets
		3,361,837
	> Switzerland 4.8%
4,480	Partners Group	1,339,280
	Private Markets Asset Management
2,530	Geberit	843,469
	Plumbing Systems
1,530	INFICON	522,846
	Gas Detection Instruments
		2,705,595
	> Denmark 3.7%
14,000	William Demant Holding (a)	1,068,008
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
25,640	SimCorp	1,021,094
	Software for Investment Managers
		2,089,102
Number of Shares		Value
	> Norway 2.2%
87,370	Orkla	$687,553
	Food & Brands, Aluminum, Chemicals Conglomerate
62,050	Atea	553,986
	Nordic IT Hardware/Software Reseller & Integrator
		1,241,539
	> Italy 1.3%
10,540	Industria Macchine Automatiche	491,172
	Food & Drugs Packaging & Machinery
105,433	Hera	263,764
	Northern Italian Utility
		754,936
	> Belgium 1.0%
19,420	EVS Broadcast Equipment	562,910
	Digital Live Mobile Production Software & Systems
Europe: Total		52,572,477
Total Equities: 93.1% (Cost: $50,576,150)		52,572,477	(d)
Short-Term Investments 6.4%
3,621,171	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	3,621,171
Total Short-Term Investments: 6.4% (Cost: $3,621,171)		3,621,171
Securities Lending Collateral 3.2%
1,790,781	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (e)	1,790,781
Total Securities Lending Collateral: 3.2% (Cost: $1,790,781)		1,790,781
Total Investments: 102.7% (Cost: $55,988,102)(f)		57,984,429
Obligation to Return Collateral for Securities Loaned: (3.2)%		(1,790,781)
Cash and Other Assets Less Liabilities: 0.5%		290,425
Net Assets: 100.0%		$56,484,073

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 was $1,540,884.

(c)  Security is traded on a Swedish exchange.

(d)  On June 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$22,202,800	39.3
British Pound	17,452,806	30.9
Swedish Krona	6,378,859	11.3
Other currencies less than 5% of total net assets	6,538,012	11.6
Total Equities	$52,572,477	93.1

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2015, for federal income tax purposes, the cost of investments was approximately $55,988,102 and net unrealized appreciation was $1,996,327 consisting of gross unrealized appreciation of $4,973,486 and gross unrealized depreciation of $2,977,159.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of June 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$501,776	$52,070,701	$-	$52,572,477
Total Equities	501,776	52,070,701	-	52,572,477
Total Short-Term Investments	3,621,171	-	-	3,621,171
Total Securities Lending Collateral	1,790,781	-	-	1,790,781
Total Investments	$5,913,728	$52,070,701	$-	$57,984,429

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$5,788,579	10.2
Industrial Materials & Specialty Chemicals	3,649,388	6.5
Other Industrial Services	3,600,811	6.4
Outsourcing Services	3,516,577	6.2
Conglomerates	2,847,267	5.0
Construction	1,377,181	2.5
Electrical Components	1,106,466	2.0
	21,886,269	38.8
> Information
Business Software	3,324,747	5.9
Telephone & Data Services	1,638,305	2.9
Computer Services	1,202,304	2.1
Computer Hardware & Related Equipment	1,102,578	2.0
Satellite Broadcasting & Services	1,033,442	1.8
Financial Processors	723,777	1.3
Advertising	669,373	1.2
TV Broadcasting	575,997	1.0
Instrumentation	561,411	1.0
Internet Related	554,031	1.0
	11,385,965	20.2
> Consumer Goods & Services
Retail	4,361,889	7.7
Food & Beverage	2,371,348	4.2
Casinos & Gaming	888,852	1.5
Restaurants	537,301	1.0
Consumer Goods Distribution	501,645	0.9
	8,661,035	15.3
> Finance
Insurance	1,904,251	3.4
Brokerage & Money Management	1,339,280	2.3
Financial Processors	506,393	0.9
	3,749,924	6.6
> Health Care
Medical Equipment & Devices	1,068,008	1.9
Health Care Services	962,970	1.7
Pharmaceuticals	823,254	1.4
Medical Supplies	537,260	1.0
	3,391,492	6.0
> Other Industries
Real Estate	2,152,424	3.8
Regulated Utilities	263,764	0.5
	2,416,188	4.3
	Value	Percentage of Net Assets
> Energy & Minerals
Oil Refining, Marketing & Distribution	$579,828	1.0
Mining	501,776	0.9
	1,081,604	1.9
Total Equities:	52,572,477	93.1
Short-Term Investments:	3,621,171	6.4
Securities Lending Collateral:	1,790,781	3.2
Total Investments:	57,984,429	102.7
Obligation to Return Collateral for Securities Loaned:	(1,790,781)	(3.2)
Cash and Other Assets Less Liabilities:	290,425	0.5
Net Assets:	$56,484,073	100.0
See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2015	Columbia Acorn® Fund		Columbia Acorn International®	Columbia Acorn USA®		Columbia Acorn International SelectSM
Assets:
Unaffiliated investments, at cost		$5,884,502,588	$6,529,514,535		$833,925,047		$209,812,793
Affiliated investments, at cost		1,156,736,525	113,439,966		—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $205,238,253; Columbia Acorn International $178,244,535; Columbia Acorn USA $53,095,035; Columbia Acorn International Select $7,925,539; Columbia Acorn Select $13,779,499; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $2,610,061; Columbia Acorn European Fund $1,540,884)		$10,161,532,903	$7,924,906,545		$1,367,318,287		$232,251,748
Affiliated investments, at value		1,926,769,533	105,542,951		—		—
Cash		—	22,910		—		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $1,962,772; Columbia Acorn USA $—; Columbia Acorn International Select $109; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $133,903; Columbia Acorn European Fund $—)		—	1,963,010		—		109
Receivable for:
Investments sold		22,561,608	74,143,778		2,685,183		—
Fund shares sold		13,527,673	22,195,532		1,644,367		47,983
Dividends		5,422,840	11,796,885		448,579		142,284
Securities lending income		163,252	111,073		42,863		9,658
Foreign tax reclaims		58,756	6,327,061		—		245,012
Expense reimbursement due from Investment Manager		—	1,115		—		1
Trustees' deferred compensation plan		3,732,536	1,231,519		321,717		—
Prepaid expenses		235,962	212,075		26,965		9,701
Other assets		103,205	9,030		12,324		6,107
Total Assets		12,134,108,268	8,148,463,484		1,372,500,285		232,712,603
Liabilities:
Payable to custodian bank		—	—		—		—
Collateral on securities loaned		205,638,386	186,393,214		53,302,525		8,381,123
Unrealized depreciation on forward foreign currency exchange contracts		—	—		—		237,682
Payable for:
Investments purchased		23,067,085	33,282,970		5,356,578		—
Fund shares redeemed		60,749,497	23,014,517		1,470,847		501,728
Investment advisory fee		209,364	163,116		30,940		5,766
Administration fee		13,026	8,680		1,436		247
12b-1 Service and Distribution fees		34,562	9,583		1,907		507
Reports to shareholders		644,720	413,610		69,025		25,541
Transfer agent fees		2,166,867	930,150		330,219		22,034
Trustees' fees		31,863	16,478		2,600		58,523
Custody fees		75,687	556,460		5,788		18,269
Professional fee		128,228	94,243		27,857		24,716
Chief compliance officer expenses		17,885	4,396		1,205		275
Deferred foreign capital gains tax payable		—	—		—		—
Trustees' deferred compensation plan		3,732,536	1,231,519		321,717		—
Other liabilities		—	2,558		1,501		4,609
Total Liabilities		296,509,706	246,121,494		60,924,145		9,281,020
Net Assets		$11,837,598,562	$7,902,341,990		$1,311,576,140		$223,431,583
Composition of Net Assets:
Paid-in capital		$3,870,452,801	$6,126,660,558		$564,952,456		$209,031,074
Undistributed (Overdistributed) net investment income (loss)		(14,257,690)	(32,804,029)		(2,316,494)		(5,561,522)
Accumulated net realized gain (loss)		2,934,350,221	421,421,418		215,546,938		(2,232,353)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		4,277,030,315	1,395,392,010		533,393,240		22,438,955
Affiliated investments		770,033,008	(7,897,015)		—		—
Foreign currency translations		(10,093)	(430,952)		—		(6,889)
Forward foreign currency exchange contracts		—	—		—		(237,682)
Foreign capital gains tax		—	—		—		—
Net Assets		$11,837,598,562	$7,902,341,990		$1,311,576,140		$223,431,583
Net asset value per share – Class A (a)		$30.63	$43.41		$30.38		$22.76
(Net assets/shares)		($2,201,584,812/ 71,874,546)	($964,828,350/ 22,226,587)		($136,711,178/ 4,500,769)		($43,965,056/ 1,931,638)
Maximum offering price per share – Class A (b)		$32.50	$46.06		$32.23		$24.15
(Net asset value per share/front-end sales charge)		($30.63/ 0.9425)	($43.41/ 0.9425)		($30.38/ 0.9425)		($22.76/ 0.9425)
Net asset value and offering price per share – Class B (a)		$26.51	$41.87		$26.07		$21.37
(Net assets/shares)		($3,569,962/ 134,688)	($3,915,301/ 93,518)		($129,868/ 4,981)		($136,004/ 6,363)
Net asset value and offering price per share – Class C (a)		$25.87	$41.69		$25.84		$21.23
(Net assets/shares)		($712,925,650/ 27,553,005)	($104,159,630/ 2,498,144)		($35,239,436/ 1,363,848)		($7,250,111/ 341,543)
Net asset value and offering price per share – Class I (c)		$32.53	$43.57		$32.65 (d)		$23.06 (d)
(Net assets/shares)		($29,576,462/ 909,167)	($59,073,900/ 1,355,734)		($2,292/ 70)		($2,125/ 92)
Net asset value and offering price per share – Class R (c)		$—	$43.32		$—		$—
(Net assets/shares)	($	—/ —)	($4,989,417/ 115,180)	($	—/ —)	($	—/ —)
Net asset value and offering price per share – Class R4 (c)		$33.02	$43.80		$33.17		$23.22
(Net assets/shares)		($200,539,115/ 6,073,263)	($500,423,263/ 11,423,910)		($12,550,745/ 378,329)		($1,080,091/ 46,510)
Net asset value and offering price per share – Class R5 (c)		$33.07	$43.50		$33.20		$23.21
(Net assets/shares)		($198,784,398/ 6,010,226)	($410,552,304/ 9,437,135)		($35,962,075/ 1,083,095)		($3,484,879/ 150,154)
Net asset value and offering price per share – Class Y (c)		$33.15	$43.85		$33.30		$23.20
(Net assets/shares)		($204,378,360/ 6,165,101)	($300,536,288/ 6,853,996)		($36,734,493/ 1,103,115)		($10,763,082/ 463,850)
Net asset value and offering price per share – Class Z (c)		$32.44	$43.52		$32.45		$23.07
(Net assets/shares)		($8,286,239,803/ 255,433,395)	($5,553,863,537/ 127,618,393)		($1,054,246,053/ 32,485,476)		($156,750,235/ 6,795,995)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See accompanying notes to financial statements.

June 30, 2015	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Assets:
Unaffiliated investments, at cost		$457,344,450		$5,691,503		$421,007,801		$55,988,102
Affiliated investments, at cost		17,688,954		1,146,086,714		—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $205,238,253; Columbia Acorn International $178,244,535; Columbia Acorn USA $53,095,035; Columbia Acorn International Select $7,925,539; Columbia Acorn Select $13,779,499; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $2,610,061; Columbia Acorn European Fund $1,540,884)		$609,324,216		$5,691,503		$420,915,008		$57,984,429
Affiliated investments, at value		2,019,797		1,179,928,856		—		—
Cash		—		—		—		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $1,962,772; Columbia Acorn USA $—; Columbia Acorn International Select $109; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $133,903; Columbia Acorn European Fund $—)		—		—		133,903		—
Receivable for:
Investments sold		4,358,956		63,059,408		13,335		—
Fund shares sold		6,195,956		1,531,557		555,580		408,776
Dividends		355,508		1,906,627		989,327		88,822
Securities lending income		4,380		—		2,560		2,456
Foreign tax reclaims		—		—		11,676		50,979
Expense reimbursement due from Investment Manager		4		733		—		299
Trustees' deferred compensation plan		332,407		—		—		—
Prepaid expenses		22,069		32,920		21,272		1,943
Other assets		8,211		21,385		11,756		19,629
Total Assets		622,621,504		1,252,172,989		422,654,417		58,557,333
Liabilities:
Payable to custodian bank		—		—		—		10
Collateral on securities loaned		14,060,046		—		2,703,540		1,790,781
Unrealized depreciation on forward foreign currency exchange contracts		—		—		—		—
Payable for:
Investments purchased		2,388,210		64,732,398		2,034,748		139,818
Fund shares redeemed		910,250		8,872,800		610,917		92,473
Investment advisory fee		10,639		3,248		11,970		1,874
Administration fee		658		1,306		454		63
12b-1 Service and Distribution fees		2,882		13,434		1,881		422
Reports to shareholders		59,465		68,675		46,603		12,072
Transfer agent fees		70,191		76,766		46,950		3,447
Trustees' fees		1,177		76,395		18,624		2,233
Custody fees		4,411		634		87,583		6,570
Professional fee		26,266		25,009		16,531		23,465
Chief compliance officer expenses		77		774		386		29
Deferred foreign capital gains tax payable		—		—		200,892		—
Trustees' deferred compensation plan		332,407		—		—		—
Other liabilities		5,981		—		1,293		3
Total Liabilities		17,872,660		73,871,439		5,782,372		2,073,260
Net Assets		$604,748,844		$1,178,301,550		$416,872,045		$56,484,073
Composition of Net Assets:
Paid-in capital		$361,957,932		$1,133,261,458		$430,309,656		$56,641,648
Undistributed (Overdistributed) net investment income (loss)		(1,364,620)		9,640,304		186,119		438,439
Accumulated net realized gain (loss)		107,844,886		1,557,646		(13,334,597)		(2,590,825)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		151,979,766		—		(92,793)		1,996,327
Affiliated investments		(15,669,157)		33,842,142		—		—
Foreign currency translations		37		—		4,552		(1,516)
Forward foreign currency exchange contracts		—		—		—		—
Foreign capital gains tax		—		—		(200,892)		—
Net Assets		$604,748,844		$1,178,301,550		$416,872,045		$56,484,073
Net asset value per share – Class A (a)		$20.52		$14.72		$12.34		$15.23
(Net assets/shares)		($244,592,468/ 11,920,327)		($427,618,435/ 29,051,227)		($138,930,231/ 11,260,046)		($34,321,233/ 2,253,306)
Maximum offering price per share – Class A (b)		$21.77		$15.62		$13.09		$16.16
(Net asset value per share/front-end sales charge)		($20.52/ 0.9425)		($14.72/ 0.9425)		($12.34/ 0.9425)		($15.23/ 0.9425)
Net asset value and offering price per share – Class B (a)		$17.26		$14.79		$—		$—
(Net assets/shares)		($533,043/ 30,882)		($936,608/ 63,321)	($	—/ —)	($	—/ —)
Net asset value and offering price per share – Class C (a)		$16.91		$14.77		$12.23		$15.05
(Net assets/shares)		($43,848,238/ 2,592,709)		($380,771,475/ 25,786,150)		($34,754,361/ 2,842,556)		($6,711,435/ 445,849)
Net asset value and offering price per share – Class I (c)		$22.00		$—		$12.39 (d)		$15.24 (d)
(Net assets/shares)		($29,504,706/ 1,341,340)	($	—/—)		($2,464/ 199)		($2,570/ 169)
Net asset value and offering price per share – Class R (c)		$—		$—		$—		$—
(Net assets/shares)	($	—/ —)	($	—/ —)	($	—/ —)	($	—/ —)
Net asset value and offering price per share – Class R4 (c)		$22.37		$14.62		$12.46		$15.31
(Net assets/shares)		($1,282,018/ 57,321)		($21,958,860/ 1,502,364)		($13,811,663/ 1,108,467)		($596,718/ 38,966)
Net asset value and offering price per share – Class R5 (c)		$22.41		$14.63		$12.45		$15.39
(Net assets/shares)		($2,301,531/ 102,717)		($4,748,730/ 324,569)		($18,725,068/ 1,503,468)		($1,857,724/ 120,724)
Net asset value and offering price per share – Class Y (c)		$22.50		$14.62		$12.35 (d)		$—
(Net assets/shares)		($4,134,662/ 183,748)		($341,764/ 23,380)		($2,341/ 190)	($	—/—)
Net asset value and offering price per share – Class Z (c)		$21.87		$14.55		$12.38		$15.25
(Net assets/shares)		($278,552,178/ 12,734,723)		($341,925,678/ 23,504,812)		($210,645,917/ 17,019,818)		($12,994,393/ 852,156)

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF OPERATIONS (UNAUDITED) FOR THE SIX MONTHS ENDED JUNE 30, 2015

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Investment Income:
Dividends	$37,435,400	$103,560,690	$5,368,854	$3,256,827
Dividends from affiliates	12,817,213	4,360,275	—	—
Dividends from affiliated investment company shares	—	—	—	—
Interest	1,816	1,103,748	—	414,370
Income from securities lending – net	2,162,958	1,056,847	256,375	52,206
	52,417,387	110,081,560	5,625,229	3,723,403
Foreign taxes withheld	(345,122)	(10,747,369)	(7,755)	(260,399)
Total Investment Income	52,072,265	99,334,191	5,617,474	3,463,004
Expenses:
Investment advisory fee	44,604,960	29,994,326	5,819,239	1,146,008
Administration fee	2,717,589	1,559,011	263,888	47,860
12b-1 Service and Distribution fees:
Class A	3,045,470	1,213,818	174,773	62,187
Class B	19,548	19,736	708	930
Class C	3,704,961	527,236	179,834	38,798
Class R	—	12,333	—	—
Transfer agency fees:
Class A	1,431,185	797,171	94,207	35,303
Class B	11,104	13,155	775	528
Class C	267,824	72,767	10,851	6,247
Class R	—	5,933	—	—
Class R4	168,432	441,668	6,968	615
Class R5	62,633	104,276	9,713	833
Class Z	4,115,768	2,557,255	738,242	74,979
Trustees' fees	462,467	245,332	42,232	11,662
Custody fees	91,961	769,454	11,891	24,813
Registration and blue sky fees	78,070	104,115	49,165	46,731
Reports to shareholders	825,027	770,972	97,035	46,060
Audit fees	47,976	51,477	21,344	24,908
Legal fees	518,023	307,210	44,910	8,877
Chief compliance officer expenses	258,240	141,370	24,303	4,414
Other expenses	282,953	259,067	31,775	13,186
Total Expenses	62,714,191	39,967,682	7,621,853	1,594,939
Less reimbursement of expenses by Investment Manager and its affiliates	—	(205,545)	—	(116)
Less advisory fee waiver	—	—	—	—
Net Expenses	62,714,191	39,762,137	7,621,853	1,594,823
Net Investment Income (Loss)	(10,641,926)	59,572,054	(2,004,379)	1,868,181
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	2,536,315,696	468,170,226	216,222,274	6,347,553
Affiliated investments	406,561,058	(175,391)	—	—
Distributions from affiliated investment company shares	—	—	—	—
Foreign currency translations	(197,976)	(2,345,642)	—	(86,725)
Forward foreign currency exchange contracts	—	—	—	291,763
Futures contracts	2,900,917	—	—	—
Net realized gain	2,945,579,695	465,649,193	216,222,274	6,552,591
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,568,742,526)	(129,136,187)	(117,673,779)	1,640,686
Affiliated investments	(474,699,646)	(1,045,560)	—	—
Foreign currency translations	1,107	192,366	—	17,920
Forward foreign currency exchange contracts	—	—	—	(140,501)
Foreign capital gains tax	1,217,682	771,879	—	—
Net change in unrealized appreciation (depreciation)	(2,042,223,383)	(129,217,502)	(117,673,779)	1,518,105
Net realized and unrealized gain (loss)	903,356,312	336,431,691	98,548,495	8,070,696
Net Increase (Decrease) in Net Assets from Operations	$892,714,386	$396,003,745	$96,544,116	$9,938,877

See accompanying notes to financial statements.

	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Investment Income:
Dividends	$2,635,490	$279	$6,449,859	$955,274
Dividends from affiliates	—	—	—	—
Dividends from affiliated investment company shares	—	13,801,311	—	—
Interest	—	—	55,264	—
Income from securities lending – net	20,213	—	16,465	12,745
	2,655,703	13,801,590	6,521,588	968,019
Foreign taxes withheld	(7,178)	—	(355,763)	(115,455)
Total Investment Income	2,648,525	13,801,590	6,165,825	852,564
Expenses:
Investment advisory fee	2,659,877	612,624	2,396,766	266,531
Administration fee	122,858	240,525	89,223	8,811
12b-1 Service and Distribution fees:
Class A	316,212	551,831	189,178	32,738
Class B	2,810	4,114	—	—
Class C	228,674	1,969,943	195,080	28,956
Class R	—	—	—	—
Transfer agency fees:
Class A	151,533	165,948	91,432	13,999
Class B	2,665	1,318	—	—
Class C	22,690	142,447	24,351	3,483
Class R	—	—	—	—
Class R4	886	8,027	5,715	538
Class R5	2,256	1,101	4,924	428
Class Z	140,524	108,791	132,189	4,474
Trustees' fees	20,240	37,903	17,520	1,788
Custody fees	7,347	1,520	121,680	9,541
Registration and blue sky fees	49,470	63,637	49,755	37,717
Reports to shareholders	95,274	125,003	72,758	17,590
Audit fees	21,344	11,686	34,598	20,832
Legal fees	21,220	49,279	15,906	1,259
Chief compliance officer expenses	10,855	22,512	8,279	668
Other expenses	19,325	26,901	44,195	9,181
Total Expenses	3,896,060	4,145,110	3,493,549	458,534
Less reimbursement of expenses by Investment Manager and its affiliates	(1,016)	(100,577)	—	(60,916)
Less advisory fee waiver	(207,859)	—	—	—
Net Expenses	3,687,185	4,044,533	3,493,549	397,618
Net Investment Income (Loss)	(1,038,660)	9,757,057	2,672,276	454,946
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	122,757,395	—	2,178,549	130,811
Affiliated investments	(14,793,039)	746,952	—	—
Distributions from affiliated investment company shares	—	4,641,797	—	—
Foreign currency translations	(3,634)	—	(292,856)	(958)
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	—	—	—	—
Net realized gain	107,960,722	5,388,749	1,885,693	129,853
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(75,415,098)	—	(17,639,889)	1,568,374
Affiliated investments	5,306,853	(2,463,415)	—	—
Foreign currency translations	37	—	14,903	1,705
Forward foreign currency exchange contracts	—	—	—	—
Foreign capital gains tax	—	—	469,883	—
Net change in unrealized appreciation (depreciation)	(70,108,208)	(2,463,415)	(17,155,103)	1,570,079
Net realized and unrealized gain (loss)	37,852,514	2,925,334	(15,269,410)	1,699,932
Net Increase (Decrease) in Net Assets from Operations	$36,813,854	$12,682,391	$(12,597,134)	$2,154,878

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(10,641,926)	$(4,904,097)	$59,572,054	$95,286,191	$(2,004,379)	$(6,182,121)	$1,868,181	$4,277,133
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and foreign capital gains tax	2,539,018,637	2,436,637,992	465,824,584	480,895,123	216,222,274	257,777,850	6,552,591	26,265,551
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	406,561,058	821,706,250	(175,391)	(17,504,372)	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options and foreign capital gains tax	(1,567,523,737)	(2,178,954,324)	(128,171,942)	(908,876,254)	(117,673,779)	(207,204,706)	1,518,105	(51,145,788)
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	(474,699,646)	(983,776,070)	(1,045,560)	(10,747,516)	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	892,714,386	90,709,751	396,003,745	(360,946,828)	96,544,116	44,391,023	9,938,877	(20,603,104)
Distributions to Shareholders From:
Net investment income – Class A	—	—	—	(11,982,984)	—	—	(195,302)	(224,613)
Net realized gain – Class A	(116,633,259)	(486,737,575)	(8,544,526)	(51,297,757)	(3,745,127)	(28,022,455)	—	(6,609,718)
Net investment income – Class B	—	—	—	(33,111)	—	—	(116)	—
Net realized gain – Class B	(230,292)	(1,499,818)	(39,614)	(404,076)	(4,529)	(50,293)	—	(51,627)
Net investment income – Class C	—	—	—	(500,190)	—	—	—	—
Net realized gain – Class C	(43,650,093)	(148,638,681)	(961,655)	(5,765,804)	(1,139,915)	(7,386,824)	—	(1,052,637)
Net investment income – Class I	—	—	—	(432,624)	—	—	(9)	(19)
Net realized gain – Class I	(1,148,694)	(3,521,541)	(403,320)	(1,776,863)	(59)	(424)	—	(267)
Net investment income – Class R	—	—	—	(45,702)	—	—	—	—
Net realized gain – Class R	—	—	(42,993)	(308,877)	—	—	—	—
Net investment income – Class R4	—	—	—	(5,947,002)	—	—	(4,558)	(7,289)
Net realized gain – Class R4	(9,648,616)	(21,919,022)	(4,288,552)	(21,064,501)	(308,779)	(1,294,173)	—	(123,308)
Net investment income – Class R5	—	—	—	(6,469,747)	—	—	(14,655)	(19,269)
Net realized gain – Class R5	(9,334,102)	(83,114,711)	(3,698,560)	(20,627,952)	(1,044,575)	(5,923,118)	—	(294,842)
Net investment income – Class Y	—	—	—	(3,631,416)	—	—	(45,324)	(94,386)
Net realized gain – Class Y	(9,941,189)	(70,995,899)	(2,167,824)	(11,216,211)	(900,699)	(5,748,134)	—	(1,353,410)
Net investment income – Class Z	—	—	—	(88,209,132)	—	—	(677,019)	(1,436,806)
Net realized gain – Class Z	(417,947,664)	(1,866,279,508)	(49,616,630)	(300,186,783)	(26,752,653)	(197,817,289)	—	(23,156,256)
Total Distributions to Shareholders	(608,533,909)	(2,682,706,755)	(69,763,674)	(529,900,732)	(33,896,336)	(246,242,710)	(936,983)	(34,424,447)
Share Transactions:
Subscriptions – Class A	93,074,864	387,297,277	88,084,398	235,302,578	6,628,133	25,880,527	4,747,419	17,687,288
Distributions reinvested – Class A	108,977,754	458,120,888	8,303,010	61,324,199	3,534,801	25,490,248	189,769	6,671,741
Redemptions – Class A	(732,743,039)	(1,539,008,962)	(116,920,214)	(328,383,569)	(27,438,727)	(81,566,768)	(16,257,050)	(33,811,493)
Net Increase (Decrease) – Class A	(530,690,421)	(693,590,797)	(20,532,806)	(31,756,792)	(17,275,793)	(30,195,993)	(11,319,862)	(9,452,464)
Distributions reinvested – Class B	219,826	1,459,028	38,735	428,823	4,509	50,412	115	51,402
Redemptions – Class B	(3,939,069)	(11,842,669)	(2,900,267)	(6,307,820)	(117,003)	(333,713)	(231,008)	(493,902)
Net Increase (Decrease) – Class B	(3,719,243)	(10,383,641)	(2,861,532)	(5,878,997)	(112,494)	(283,301)	(230,893)	(442,500)
Subscriptions – Class C	19,260,660	69,519,166	6,306,990	20,327,395	876,651	2,990,564	414,983	1,124,408
Distributions reinvested – Class C	36,898,128	124,358,458	861,856	5,543,900	1,076,963	7,016,021	—	965,830
Redemptions – Class C	(120,261,072)	(204,072,123)	(10,534,195)	(20,718,133)	(4,445,839)	(7,454,664)	(1,493,115)	(2,579,871)
Net Increase (Decrease) – Class C	(64,102,284)	(10,194,499)	(3,365,349)	5,153,162	(2,492,225)	2,551,921	(1,078,132)	(489,633)
Subscriptions – Class I	12,665,465	82,894,450	37,365,938	106,632,159	—	—	—	—
Distributions reinvested – Class I	1,148,584	3,521,166	403,299	2,209,323	—	—	—	—
Redemptions – Class I	(12,470,677)	(79,941,110)	(18,043,810)	(98,916,651)	—	(1,200)	—	(100)
Net Increase (Decrease) – Class I	1,343,372	6,474,506	19,725,427	9,924,831	—	(1,200)	—	(100)
Subscriptions – Class R	—	—	733,516	3,552,904	—	—	—	—
Distributions reinvested – Class R	—	—	39,018	324,934	—	—	—	—
Redemptions – Class R	—	—	(1,525,848)	(3,574,734)	—	—	—	—
Net Increase (Decrease) – Class R	—	—	(753,314)	303,104	—	—	—	—

(a)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014 (a)
Operations:
Net investment income (loss)	$(1,038,660)	$(3,672,062)	$9,757,057	$22,277,306	$2,672,276	$2,430,118	$454,946	$404,894
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and foreign capital gains tax	122,753,761	158,802,272	—	35	1,885,693	(9,229,406)	129,853	(2,712,928)
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	(14,793,039)	(5,568,755)	5,388,749	38,178,162	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options and foreign capital gains tax	(75,415,061)	(133,989,051)	—	—	(17,155,103)	(14,640,892)	1,570,079	(3,116,709)
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	5,306,853	854,842	(2,463,415)	4,982,086	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	36,813,854	16,427,246	12,682,391	65,437,589	(12,597,134)	(21,440,180)	2,154,878	(5,424,743)
Distributions to Shareholders From:
Net investment income – Class A	—	—	(651,664)	(8,397,874)	—	(1,094,797)	(144,797)	(84,996)
Net realized gain – Class A	(19,933,244)	(56,636,824)	(8,171,921)	(6,398,591)	—	—	—	(169,484)
Net investment income – Class B	—	—	(1,472)	(17,083)	—	—	—	—
Net realized gain – Class B	(54,843)	(297,506)	(18,462)	(18,454)	—	—	—	—
Net investment income – Class C	—	—	(571,885)	(4,546,957)	—	—	—	—
Net realized gain – Class C	(4,321,966)	(12,212,259)	(7,171,478)	(5,614,280)	—	—	—	(21,837)
Net investment income – Class I	—	—	—	—	—	(25)	(12)	(17)
Net realized gain – Class I	(1,777,897)	(3,400,475)	—	—	—	—	—	(13)
Net investment income – Class R	—	—	—	—	—	—	—	—
Net realized gain – Class R	—	—	—	—	—	—	—	—
Net investment income – Class R4	—	—	(33,548)	(496,795)	—	(139,747)	(5,491)	(1,628)
Net realized gain – Class R4	(97,950)	(246,466)	(420,695)	(305,871)	—	—	—	—
Net investment income – Class R5	—	—	(6,981)	(65,599)	—	(184,675)	(8,163)	(11,230)
Net realized gain – Class R5	(168,761)	(2,042,106)	(87,538)	(42,379)	—	—	—	(14,316)
Net investment income – Class Y	—	—	(510)	(8,730)	—	(23)	—	—
Net realized gain – Class Y	(308,593)	(715,032)	(6,396)	(5,549)	—	—	—	—
Net investment income – Class Z	—	—	(525,890)	(8,020,198)	—	(2,086,821)	(57,214)	(58,745)
Net realized gain – Class Z	(21,865,469)	(67,822,345)	(6,594,711)	(5,142,454)	—	—	—	(81,656)
Total Distributions to Shareholders	(48,528,723)	(143,373,013)	(24,263,151)	(39,080,814)	—	(3,506,088)	(215,677)	(443,922)
Share Transactions:
Subscriptions – Class A	8,193,734	23,903,410	45,853,873	109,228,793	6,883,085	111,765,309	15,911,293	30,709,434
Distributions reinvested – Class A	18,677,112	52,931,442	7,892,484	13,288,881	—	1,088,373	142,046	251,848
Redemptions – Class A	(41,337,076)	(94,474,957)	(72,357,439)	(196,252,756)	(24,763,642)	(122,334,919)	(3,926,616)	(25,970,474)
Net Increase (Decrease) – Class A	(14,466,230)	(17,640,105)	(18,611,082)	(73,735,082)	(17,880,557)	(9,481,237)	12,126,723	4,990,808
Distributions reinvested – Class B	58,413	295,790	19,596	35,043	—	—	—	—
Redemptions – Class B	(525,387)	(1,910,917)	(304,881)	(1,111,595)	—	—	—	—
Net Increase (Decrease) – Class B	(466,974)	(1,615,127)	(285,285)	(1,076,552)	—	—	—	—
Subscriptions – Class C	1,010,251	3,943,141	26,702,268	71,129,998	977,118	16,317,984	1,920,560	5,134,061
Distributions reinvested – Class C	3,593,300	10,065,907	5,964,048	7,780,938	—	—	—	21,837
Redemptions – Class C	(7,507,276)	(15,355,912)	(51,531,364)	(113,101,789)	(6,234,688)	(5,604,206)	(604,204)	(974,284)
Net Increase (Decrease) – Class C	(2,903,725)	(1,346,864)	(18,865,048)	(34,190,853)	(5,257,570)	10,713,778	1,316,356	4,181,614
Subscriptions – Class I	18,384,816	54,126,443	—	—	—	—	—	—
Distributions reinvested – Class I	1,777,731	3,400,003	—	—	—	24	12	29
Redemptions – Class I	(8,606,952)	(52,140,680)	—	—	—	(4,200)	—	(5,500)
Net Increase (Decrease) – Class I	11,555,595	5,385,766	—	—	—	(4,176)	12	(5,471)
Subscriptions – Class R	—	—	—	—	—	—	—	—
Distributions reinvested – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R	—	—	—	—	—	—	—	—

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Subscriptions – Class R4	26,909,090	207,170,623	88,752,391	175,589,777	5,867,334	2,470,102	206,979	1,034,431
Distributions reinvested – Class R4	9,466,765	21,432,710	4,274,668	26,888,828	308,779	1,284,629	4,548	130,285
Redemptions – Class R4	(91,625,255)	(32,595,900)	(35,154,540)	(86,239,207)	(2,023,855)	(1,252,295)	(138,931)	(342,802)
Net Increase (Decrease) – Class R4	(55,249,400)	196,007,433	57,872,519	116,239,398	4,152,258	2,502,436	72,596	821,914
Subscriptions – Class R5	33,894,346	195,425,964	59,817,513	247,362,038	4,751,339	37,680,269	1,365,563	3,308,092
Distributions reinvested – Class R5	9,316,968	82,145,922	3,667,913	27,089,438	1,044,517	5,922,697	14,647	313,832
Redemptions – Class R5	(305,121,170)	(237,599,243)	(67,481,458)	(105,520,799)	(8,301,534)	(8,503,850)	(594,870)	(1,308,702)
Net Increase (Decrease) – Class R5	(261,909,856)	39,972,643	(3,996,032)	168,930,677	(2,505,678)	35,099,116	785,340	2,313,222
Subscriptions – Class Y	16,187,530	199,351,710	78,821,805	103,024,265	1,359,915	36,144,225	4,567,512	2,689,199
Distributions reinvested – Class Y	9,941,189	70,995,899	2,167,824	14,847,627	900,640	5,747,713	45,315	1,447,516
Redemptions – Class Y	(206,239,197)	(1,053,713,427)	(14,205,570)	(21,611,148)	(2,723,131)	(48,745,200)	(6,110,931)	(3,306,180)
Net Increase (Decrease) – Class Y	(180,110,478)	(783,365,818)	66,784,059	96,260,744	(462,576)	(6,853,262)	(1,498,104)	830,535
Subscriptions – Class Z	259,804,464	982,362,041	319,142,620	856,537,476	66,614,074	102,940,940	7,097,551	43,516,847
Distributions reinvested – Class Z	353,829,315	1,619,840,849	37,832,464	294,475,850	23,540,112	173,222,058	424,872	14,556,758
Redemptions – Class Z	(3,900,353,409)	(4,171,520,886)	(627,224,272)	(1,213,184,358)	(219,745,605)	(480,201,144)	(32,743,379)	(99,596,462)
Net Increase (Decrease) – Class Z	(3,286,719,630)	(1,569,317,996)	(270,249,188)	(62,171,032)	(129,591,419)	(204,038,146)	(25,220,956)	(41,522,857)
Net Increase (Decrease) from Share Transactions	(4,381,157,940)	(2,824,398,169)	(157,376,216)	297,005,095	(148,287,927)	(201,218,429)	(38,490,011)	(47,941,883)
Total Increase (Decrease) in Net Assets	(4,096,977,463)	(5,416,395,173)	168,863,855	(593,842,465)	(85,640,147)	(403,070,116)	(29,488,117)	(102,969,434)
Net Assets:
Beginning of period	15,934,576,025	21,350,971,198	7,733,478,135	8,327,320,600	1,397,216,287	1,800,286,403	252,919,700	355,889,134
End of period	$11,837,598,562	$15,934,576,025	$7,902,341,990	$7,733,478,135	$1,311,576,140	$1,397,216,287	$223,431,583	$252,919,700
Undistributed (Overdistributed) net investment income (loss)	$(14,257,690)	$(3,615,764)	$(32,804,029)	$(92,376,083)	$(2,316,494)	$(312,115)	$(5,561,522)	$(6,492,720)

(a)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.
See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014 (a)
Subscriptions – Class R4	226,027	533,691	5,863,575	12,515,863	842,219	6,532,869	998,747	325,474
Distributions reinvested – Class R4	97,950	246,466	454,185	802,565	—	139,724	5,481	1,614
Redemptions – Class R4	(213,594)	(753,003)	(7,597,882)	(4,731,799)	(2,063,377)	(3,899,691)	(742,929)	(93)
Net Increase (Decrease) – Class R4	110,383	27,154	(1,280,122)	8,586,629	(1,221,158)	2,772,902	261,299	326,995
Subscriptions – Class R5	1,109,136	2,302,873	1,791,379	3,265,267	1,928,259	13,884,224	232,837	3,323,523
Distributions reinvested – Class R5	168,596	2,041,638	94,518	106,949	—	184,675	8,152	25,520
Redemptions – Class R5	(10,118,449)	(3,845,123)	(626,682)	(815,418)	(2,288,862)	(7,252,982)	(109,065)	(3,409,088)
Net Increase (Decrease) – Class R5	(8,840,717)	499,388	1,259,215	2,556,798	(360,603)	6,815,917	131,924	(60,045)
Subscriptions – Class Y	1,049,300	538,245	17,030	435,256	—	—	—	—
Distributions reinvested – Class Y	308,428	714,565	6,853	14,183	—	—	—	—
Redemptions – Class Y	(787,637)	(1,818,170)	(81,317)	(53,320)	—	(200)	—	—
Net Increase (Decrease) – Class Y	570,091	(565,360)	(57,434)	396,119	—	(200)	—	—
Subscriptions – Class Z	7,799,032	41,269,615	43,253,933	158,234,941	20,668,240	181,236,447	6,255,614	21,621,093
Distributions reinvested – Class Z	17,593,307	52,107,171	4,862,392	8,772,626	—	2,002,496	56,774	139,509
Redemptions – Class Z	(61,063,835)	(146,142,628)	(80,807,320)	(172,293,477)	(48,814,280)	(101,479,206)	(2,236,638)	(15,477,555)
Net Increase (Decrease) – Class Z	(35,671,496)	(52,765,842)	(32,690,995)	(5,285,910)	(28,146,040)	81,759,737	4,075,750	6,283,047
Net Increase (Decrease) from Share Transactions	(50,113,073)	(68,020,990)	(70,530,751)	(102,748,851)	(52,865,928)	92,576,721	17,912,064	15,716,948
Total Increase (Decrease) in Net Assets	(61,827,942)	(194,966,757)	(82,111,511)	(76,392,076)	(65,463,062)	67,630,453	19,851,265	9,848,283
Net Assets:
Beginning of period	666,576,786	861,543,543	1,260,413,061	1,336,805,137	482,335,107	414,704,654	36,632,808	26,784,525
End of period	$604,748,844	$666,576,786	$1,178,301,550	$1,260,413,061	$416,872,045	$482,335,107	$56,484,073	$36,632,808
Undistributed (Overdistributed) net investment income (loss)	$(1,364,620)	$(325,960)	$9,640,304	$1,675,197	$186,119	$(2,486,157)	$438,439	$199,170

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Subscriptions – Class A	3,001,408	11,177,523	2,019,396	5,069,057	218,678	786,132	207,243	638,165
Shares issued in reinvestment and capital gains – Class A	3,518,818	14,955,024	186,041	1,433,668	114,990	878,620	8,141	298,993
Less shares redeemed – Class A	(23,581,767)	(45,358,767)	(2,688,008)	(7,155,380)	(916,961)	(2,482,524)	(707,956)	(1,259,425)
Net Increase (Decrease) – Class A	(17,061,541)	(19,226,220)	(482,571)	(652,655)	(583,293)	(817,772)	(492,572)	(322,267)
Shares issued in reinvestment and capital gains – Class B	8,196	53,837	899	10,251	171	1,994	5	2,445
Less shares redeemed – Class B	(144,946)	(380,244)	(68,720)	(141,082)	(4,445)	(11,206)	(10,810)	(19,481)
Net Increase (Decrease) – Class B	(136,750)	(326,407)	(67,821)	(130,831)	(4,274)	(9,212)	(10,805)	(17,036)
Subscriptions – Class C	730,815	2,380,665	149,874	455,251	34,670	106,036	19,698	43,902
Shares issued in reinvestment and capital gains – Class C	1,409,940	4,736,715	20,095	134,128	41,168	281,787	—	46,423
Less shares redeemed – Class C	(4,540,215)	(6,832,781)	(251,372)	(471,635)	(172,409)	(259,303)	(70,361)	(104,212)
Net Increase (Decrease) – Class C	(2,399,460)	284,599	(81,403)	117,744	(96,571)	128,520	(50,663)	(13,887)
Subscriptions – Class I	385,749	2,381,215	839,510	2,360,586	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	34,933	107,212	9,004	50,640	—	—	—	—
Less shares redeemed – Class I	(390,890)	(2,154,531)	(421,989)	(2,111,846)	—	(33)	—	(4)
Net Increase (Decrease) – Class I	29,792	333,896	426,525	299,380	—	(33)	—	(4)
Subscriptions – Class R	—	—	16,869	77,000	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	876	7,564	—	—	—	—
Less shares redeemed – Class R	—	—	(35,993)	(76,075)	—	—	—	—
Net Increase (Decrease) – Class R	—	—	(18,248)	8,489	—	—	—	—
Subscriptions – Class R4	809,837	5,988,744	2,024,389	3,770,182	180,371	69,547	8,955	36,025
Shares issued in reinvestment and capital gains – Class R4	283,521	658,166	94,930	626,322	9,198	40,840	191	5,756
Less shares redeemed – Class R4	(2,724,716)	(900,585)	(796,214)	(1,864,318)	(62,062)	(35,802)	(6,018)	(13,656)
Net Increase (Decrease) – Class R4	(1,631,358)	5,746,325	1,323,105	2,532,186	127,507	74,585	3,128	28,125
Subscriptions – Class R5	1,017,113	5,371,622	1,367,792	5,374,903	143,679	1,039,918	59,649	113,565
Shares issued in reinvestment and capital gains – Class R5	278,701	2,508,272	82,020	636,802	31,087	188,407	616	13,893
Less shares redeemed – Class R5	(9,365,032)	(6,914,002)	(1,553,029)	(2,352,664)	(248,523)	(237,562)	(25,705)	(46,841)
Net Increase (Decrease) – Class R5	(8,069,218)	965,892	(103,217)	3,659,041	(73,757)	990,763	34,560	80,617
Subscriptions – Class Y	484,810	5,405,607	1,777,478	2,180,767	41,219	989,024	200,381	95,911
Shares issued in reinvestment and capital gains – Class Y	296,663	2,114,206	48,099	346,391	26,733	182,296	1,908	63,827
Less shares redeemed – Class Y	(6,233,037)	(28,273,237)	(326,129)	(474,107)	(82,849)	(1,378,135)	(262,844)	(122,660)
Net Increase (Decrease) – Class Y	(5,451,564)	(20,753,424)	1,499,448	2,053,051	(14,897)	(206,815)	(60,555)	37,078
Subscriptions – Class Z	7,992,106	27,275,542	7,316,293	18,575,064	2,094,137	2,943,870	308,447	1,572,550
Shares issued in reinvestment and capital gains – Class Z	10,790,770	50,258,476	845,796	6,885,453	716,812	5,614,121	17,995	645,241
Less shares redeemed – Class Z	(118,273,039)	(116,645,260)	(14,388,129)	(26,436,650)	(6,814,650)	(13,762,562)	(1,413,766)	(3,750,710)
Net Increase (Decrease) – Class Z	(99,490,163)	(39,111,242)	(6,226,040)	(976,133)	(4,003,701)	(5,204,571)	(1,087,324)	(1,532,919)
Net Increase (Decrease) in Shares of Beneficial Interest	(134,210,262)	(72,086,581)	(3,730,222)	6,910,272	(4,648,986)	(5,044,535)	(1,664,231)	(1,740,293)

(a)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014 (a)
Subscriptions – Class A	385,509	999,673	3,052,476	7,304,585	537,683	8,480,721	1,036,044	1,976,901
Shares issued in reinvestment and capital gains – Class A	902,276	2,437,585	533,276	893,241	—	85,241	8,895	16,205
Less shares redeemed – Class A	(1,931,637)	(3,902,541)	(4,831,255)	(13,113,073)	(1,931,087)	(9,160,435)	(263,175)	(1,738,341)
Net Increase (Decrease) – Class A	(643,852)	(465,283)	(1,245,503)	(4,915,247)	(1,393,404)	(594,473)	781,764	254,765
Shares issued in reinvestment and capital gains – Class B	3,340	15,514	1,317	2,338	—	—	—	—
Less shares redeemed – Class B	(28,681)	(88,114)	(20,211)	(74,245)	—	—	—	—
Net Increase (Decrease) – Class B	(25,341)	(72,600)	(18,894)	(71,907)	—	—	—	—
Subscriptions – Class C	58,108	200,609	1,773,144	4,743,432	76,643	1,237,012	126,614	335,241
Shares issued in reinvestment and capital gains – Class C	210,504	546,759	401,349	519,687	—	—	—	1,380
Less shares redeemed – Class C	(422,778)	(740,621)	(3,417,847)	(7,542,466)	(490,751)	(430,442)	(40,534)	(66,938)
Net Increase (Decrease) – Class C	(154,166)	6,747	(1,243,354)	(2,279,347)	(414,108)	806,570	86,080	269,683
Subscriptions – Class I	808,777	2,177,235	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	80,150	143,898	—	—	—	2	1	2
Less shares redeemed – Class I	(383,794)	(1,994,457)	—	—	—	(313)	—	(346)
Net Increase (Decrease) – Class I	505,133	326,676	—	—	—	(311)	1	(344)
Subscriptions – Class R	—	—	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	—	—	—	—	—	—
Less shares redeemed – Class R	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	9,802	20,220	392,890	838,999	64,182	479,110	65,859	20,884
Shares issued in reinvestment and capital gains – Class R4	4,342	10,486	30,918	54,396	—	10,917	341	111
Less shares redeemed – Class R4	(9,260)	(29,113)	(509,605)	(318,210)	(161,433)	(291,550)	(48,223)	(6)
Net Increase (Decrease) – Class R4	4,884	1,593	(85,797)	575,185	(97,251)	198,477	17,977	20,989
Subscriptions – Class R5	47,798	87,557	120,660	219,576	149,120	1,041,821	14,668	208,383
Shares issued in reinvestment and capital gains – Class R5	7,460	87,341	6,425	7,242	—	14,425	505	1,646
Less shares redeemed – Class R5	(422,172)	(146,321)	(42,152)	(54,794)	(176,947)	(536,066)	(7,307)	(216,692)
Net Increase (Decrease) – Class R5	(366,914)	28,577	84,933	172,024	(27,827)	520,180	7,866	(6,663)
Subscriptions – Class Y	44,436	20,305	1,139	29,656	—	—	—	—
Shares issued in reinvestment and capital gains – Class Y	13,593	30,390	466	962	—	—	—	—
Less shares redeemed – Class Y	(33,664)	(69,067)	(5,450)	(3,571)	—	(15)	—	—
Net Increase (Decrease) – Class Y	24,365	(18,372)	(3,845)	27,047	—	(15)	—	—
Subscriptions – Class Z	345,373	1,616,671	2,923,035	10,700,096	1,608,739	13,528,786	407,744	1,375,486
Shares issued in reinvestment and capital gains – Class Z	797,521	2,273,717	332,585	597,366	—	157,433	3,551	9,056
Less shares redeemed – Class Z	(2,703,400)	(5,760,728)	(5,453,493)	(11,671,258)	(3,816,904)	(7,722,797)	(151,860)	(1,072,883)
Net Increase (Decrease) – Class Z	(1,560,506)	(1,870,340)	(2,197,873)	(373,796)	(2,208,165)	5,963,422	259,435	311,659
Net Increase (Decrease) in Shares of Beneficial Interest	(2,216,397)	(2,063,002)	(4,710,333)	(6,866,041)	(4,140,755)	6,893,850	1,153,123	850,089

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Columbia Acorn® Fund

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Increase from regulatory settlements
Class A
Six Months Ended June 30, 2015 (Unaudited)	$30.30	(0.05)	2.02	1.97	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$35.78	(0.08)	0.21	0.13	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$29.36	(0.06)	8.84	8.78	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$26.63	0.08	4.53	4.61	(0.06)	(1.82)	(1.88)	—
Year Ended December 31, 2011	$29.24	(0.10)	(1.30)	(1.40)	(0.02)	(1.19)	(1.21)	—
Year Ended December 31, 2010	$23.98	(0.06)	6.18	6.12	(0.02)	(0.84)	(0.86)	0.00	(d)
Class B
Six Months Ended June 30, 2015 (Unaudited)	$26.53	(0.16)	1.78	1.62	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$32.25	(0.29)	0.18	(0.11)	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$26.80	(0.25)	8.02	7.77	—	(2.32)	(2.32)	—
Year Ended December 31, 2012	$24.53	(0.11)	4.20	4.09	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$27.14	(0.27)	(1.15)	(1.42)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.43	(0.21)	5.76	5.55	—	(0.84)	(0.84)	0.00	(d)
Class C
Six Months Ended June 30, 2015 (Unaudited)	$25.92	(0.14)	1.73	1.59	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$31.64	(0.28)	0.17	(0.11)	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$26.34	(0.26)	7.88	7.62	—	(2.32)	(2.32)	—
Year Ended December 31, 2012	$24.18	(0.12)	4.10	3.98	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$26.85	(0.29)	(1.19)	(1.48)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.23	(0.24)	5.70	5.46	—	(0.84)	(0.84)	0.00	(d)
Class I
Six Months Ended June 30, 2015 (Unaudited)	$32.03	0.01	2.13	2.14	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$37.37	0.05	0.22	0.27	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.47	0.06	9.20	9.26	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$27.57	0.26	4.62	4.88	(0.16)	(1.82)	(1.98)	—
Year Ended December 31, 2011	$30.19	0.01	(1.35)	(1.34)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010(e)	$26.80	(0.01)	4.26	4.25	(0.02)	(0.84)	(0.86)	—
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$32.51	(0.02)	2.17	2.15	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$37.88	0.02	0.22	0.24	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.90	0.06	9.29	9.35	(0.05)	(2.32)	(2.37)	—
Year Ended December 31, 2012(f)	$30.59	0.05	1.84	1.89	(0.12)	(1.46)	(1.58)	—
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$32.55	(0.01)	2.17	2.16	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$37.89	0.04	0.23	0.27	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.88	0.07	9.30	9.37	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012(g)	$30.59	0.06	1.83	1.89	(0.14)	(1.46)	(1.60)	—
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$32.61	0.00 (d)	2.18	2.18	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$37.93	0.05	0.24	0.29	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.90	0.09	9.31	9.40	(0.05)	(2.32)	(2.37)	—
Year Ended December 31, 2012(h)	$30.62	0.09	1.80	1.89	(0.15)	(1.46)	(1.61)	—
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$31.95	(0.01)	2.14	2.13	—	(1.64)	(1.64)	—
Year Ended December 31, 2014	$37.32	0.02	0.22	0.24	—	(5.61)	(5.61)	—
Year Ended December 31, 2013	$30.45	0.04	9.19	9.23	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$27.56	0.17	4.69	4.86	(0.15)	(1.82)	(1.97)	—
Year Ended December 31, 2011	$30.19	(0.01)	(1.34)	(1.35)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010	$24.68	0.02	6.37	6.39	(0.04)	(0.84)	(0.88)	0.00	(d)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Rounds to zero.

(e)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(f)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	$30.63	6.45%	1.09	%(b)	1.09	%(b)	(0.33	)%(b)	10%	$2,201,585
Year Ended December 31, 2014	$30.30	0.55%	1.08%		1.08%		(0.22)%		17%	$2,694,610
Year Ended December 31, 2013	$35.78	30.53%	1.07%		1.07%		(0.17)%		18%	$3,869,734
Year Ended December 31, 2012	$29.36	17.62%	1.06%		1.06	%(c)	0.27%		16%	$3,233,494
Year Ended December 31, 2011	$26.63	(4.91)%	1.06%		1.06	%(c)	(0.33)%		18%	$3,246,833
Year Ended December 31, 2010	$29.24	25.61%	1.07%		1.07	%(c)	(0.22)%		28%	$3,639,788
Class B
Six Months Ended June 30, 2015 (Unaudited)	$26.51	6.04%	1.89	%(b)	1.89	%(b)	(1.16	)%(b)	10%	$3,570
Year Ended December 31, 2014	$26.53	(0.16)%	1.75%		1.75%		(0.91)%		17%	$7,201
Year Ended December 31, 2013	$32.25	29.63%	1.73%		1.73%		(0.84)%		18%	$19,278
Year Ended December 31, 2012	$26.80	16.98%	1.65%		1.64	%(c)	(0.42)%		16%	$33,623
Year Ended December 31, 2011	$24.53	(5.34)%	1.67%		1.67	%(c)	(0.98)%		18%	$67,153
Year Ended December 31, 2010	$27.14	24.81%	1.69%		1.69	%(c)	(0.88)%		28%	$287,650
Class C
Six Months Ended June 30, 2015 (Unaudited)	$25.87	6.07%	1.79	%(b)	1.79	%(b)	(1.03	)%(b)	10%	$712,926
Year Ended December 31, 2014	$25.92	(0.16)%	1.77%		1.77%		(0.92)%		17%	$776,370
Year Ended December 31, 2013	$31.64	29.58%	1.78%		1.78%		(0.88)%		18%	$938,644
Year Ended December 31, 2012	$26.34	16.77%	1.80%		1.80	%(c)	(0.46)%		16%	$756,709
Year Ended December 31, 2011	$24.18	(5.63)%	1.82%		1.82	%(c)	(1.10)%		18%	$721,446
Year Ended December 31, 2010	$26.85	24.63%	1.85%		1.85	%(c)	(1.00)%		28%	$829,181
Class I
Six Months Ended June 30, 2015 (Unaudited)	$32.53	6.63%	0.72	%(b)	0.72	%(b)	0.03	%(b)	10%	$29,576
Year Ended December 31, 2014	$32.03	0.91%	0.70%		0.70%		0.14%		17%	$28,164
Year Ended December 31, 2013	$37.37	30.99%	0.70%		0.70%		0.16%		18%	$20,383
Year Ended December 31, 2012	$30.47	18.02%	0.72%		0.72	%(c)	0.86%		16%	$58,652
Year Ended December 31, 2011	$27.57	(4.57)%	0.72%		0.72	%(c)	0.02%		18%	$16,397
Year Ended December 31, 2010(e)	$30.19	15.94%	0.71	%(b)	0.71	%(b)(c)	(0.13	)%(b)	28%	$11,627
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$33.02	6.56%	0.87	%(b)	0.87	%(b)	(0.11	)%(b)	10%	$200,539
Year Ended December 31, 2014	$32.51	0.81%	0.84%		0.84%		0.05%		17%	$250,457
Year Ended December 31, 2013	$37.88	30.85%	0.80%		0.80%		0.16%		18%	$74,188
Year Ended December 31, 2012(f)	$30.90	6.31%	0.87	%(b)	0.86	%(b)(c)	1.24	%(b)	16%	$17
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$33.07	6.58%	0.77	%(b)	0.77	%(b)	(0.04	)%(b)	10%	$198,784
Year Ended December 31, 2014	$32.55	0.89%	0.76%		0.76%		0.10%		17%	$458,223
Year Ended December 31, 2013	$37.89	30.94%	0.75%		0.75%		0.20%		18%	$496,906
Year Ended December 31, 2012(g)	$30.88	6.33%	0.82	%(b)	0.81	%(b)(c)	1.29	%(b)	16%	$3
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$33.15	6.63%	0.72	%(b)	0.72	%(b)	0.00	%(b)(d)	10%	$204,378
Year Ended December 31, 2014	$32.61	0.94%	0.70%		0.70%		0.13%		17%	$378,780
Year Ended December 31, 2013	$37.93	30.99%	0.70%		0.70%		0.26%		18%	$1,227,891
Year Ended December 31, 2012(h)	$30.90	6.34%	0.75	%(b)	0.75	%(b)(c)	2.21	%(b)	16%	$67,012
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$32.44	6.61%	0.80	%(b)	0.80	%(b)	(0.05	)%(b)	10%	$8,286,240
Year Ended December 31, 2014	$31.95	0.82%	0.79%		0.79%		0.07%		17%	$11,340,770
Year Ended December 31, 2013	$37.32	30.90%	0.78%		0.78%		0.12%		18%	$14,703,948
Year Ended December 31, 2012	$30.45	17.93%	0.78%		0.78	%(c)	0.57%		16%	$13,374,355
Year Ended December 31, 2011	$27.56	(4.61)%	0.76%		0.76	%(c)	(0.03)%		18%	$12,284,748
Year Ended December 31, 2010	$30.19	26.00%	0.76%		0.76	%(c)	0.09%		28%	$13,330,466

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn International®

		Income from Investment Operations						Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Six Months Ended June 30, 2015 (Unaudited)	$41.68	0.27		1.84	—		2.11	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$46.63	0.42		(2.51)	—		(2.09)	(0.55)	(2.31)	(2.86)	—
Year Ended December 31, 2013	$40.79	0.45		8.37	—		8.82	(1.05)	(1.93)	(2.98)	—
Year Ended December 31, 2012	$34.15	0.47		6.75	—		7.22	(0.58)	—	(0.58)	—
Year Ended December 31, 2011	$40.87	0.32		(6.02)	0.00	(d)	(5.70)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.13	0.22		7.21	—		7.43	(0.69)	—	(0.69)	0.00	(d)
Class B
Six Months Ended June 30, 2015 (Unaudited)	$40.38	0.06		1.81	—		1.87	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$45.24	0.07		(2.42)	—		(2.35)	(0.20)	(2.31)	(2.51)	—
Year Ended December 31, 2013	$39.67	0.12		8.10	—		8.22	(0.72)	(1.93)	(2.65)	—
Year Ended December 31, 2012	$33.17	0.19		6.55	—		6.74	(0.24)	—	(0.24)	—
Year Ended December 31, 2011	$39.96	0.06		(5.85)	0.00	(d)	(5.79)	(1.00)	—	(1.00)	—
Year Ended December 31, 2010	$33.22	0.03		7.02	—		7.05	(0.31)	—	(0.31)	0.00	(d)
Class C
Six Months Ended June 30, 2015 (Unaudited)	$40.20	0.11		1.76	—		1.87	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$45.04	0.07		(2.40)	—		(2.33)	(0.20)	(2.31)	(2.51)	—
Year Ended December 31, 2013	$39.50	0.10		8.08	—		8.18	(0.71)	(1.93)	(2.64)	—
Year Ended December 31, 2012	$33.03	0.18		6.52	—		6.70	(0.23)	—	(0.23)	—
Year Ended December 31, 2011	$39.79	0.04		(5.86)	0.00	(d)	(5.82)	(0.94)	—	(0.94)	—
Year Ended December 31, 2010	$33.08	(0.05)		7.03	—		6.98	(0.27)	—	(0.27)	0.00	(d)
Class I
Six Months Ended June 30, 2015 (Unaudited)	$41.76	0.35		1.84	—		2.19	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$46.71	0.59		(2.51)	—		(1.92)	(0.72)	(2.31)	(3.03)	—
Year Ended December 31, 2013	$40.86	0.66		8.34	—		9.00	(1.22)	(1.93)	(3.15)	—
Year Ended December 31, 2012	$34.33	0.57		6.83	—		7.40	(0.87)	—	(0.87)	—
Year Ended December 31, 2011	$40.92	0.37		(5.94)	0.00	(d)	(5.57)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010(g)	$37.69	0.08		3.49	—		3.57	(0.34)	—	(0.34)	0.00	(d)
Class R
Six Months Ended June 30, 2015 (Unaudited)	$41.67	0.19		1.84	—		2.03	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$46.60	0.24		(2.50)	—		(2.26)	(0.36)	(2.31)	(2.67)	—
Year Ended December 31, 2013	$40.79	0.26		8.36	—		8.62	(0.88)	(1.93)	(2.81)	—
Year Ended December 31, 2012	$34.11	0.21		6.89	—		7.10	(0.42)	—	(0.42)	—
Year Ended December 31, 2011(h)	$40.11	(0.00	)(d)	(6.00)	0.00	(d)	(6.00)	—	—	—	—
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$42.02	0.33		1.83	—		2.16	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$46.99	0.50		(2.52)	—		(2.02)	(0.64)	(2.31)	(2.95)	—
Year Ended December 31, 2013	$41.08	0.34		8.67	—		9.01	(1.17)	(1.93)	(3.10)	—
Year Ended December 31, 2012(i)	$39.86	(0.00	)(d)	1.81	—		1.81	(0.59)	—	(0.59)	—
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$41.71	0.35		1.82	—		2.17	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$46.66	0.57		(2.51)	—		(1.94)	(0.70)	(2.31)	(3.01)	—
Year Ended December 31, 2013	$40.81	0.63		8.34	—		8.97	(1.19)	(1.93)	(3.12)	—
Year Ended December 31, 2012	$34.31	0.75		6.62	—		7.37	(0.87)	—	(0.87)	—
Year Ended December 31, 2011(j)	$40.24	0.09		(6.02)	0.00	(d)	(5.93)	—	—	—	—
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$42.02	0.36		1.85	—		2.21	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$46.99	0.58		(2.52)	—		(1.94)	(0.72)	(2.31)	(3.03)	—
Year Ended December 31, 2013	$41.08	0.57		8.48	—		9.05	(1.21)	(1.93)	(3.14)	—
Year Ended December 31, 2012(k)	$39.90	0.04		1.78	—		1.82	(0.64)	—	(0.64)	—
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$41.73	0.34		1.83	—		2.17	—	(0.38)	(0.38)	—
Year Ended December 31, 2014	$46.68	0.56		(2.51)	—		(1.95)	(0.69)	(2.31)	(3.00)	—
Year Ended December 31, 2013	$40.84	0.58		8.38	—		8.96	(1.19)	(1.93)	(3.12)	—
Year Ended December 31, 2012	$34.31	0.59		6.78	—		7.37	(0.84)	—	(0.84)	—
Year Ended December 31, 2011	$40.92	0.48		(6.07)	0.00	(d)	(5.59)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.26	0.35		7.23	—		7.58	(0.92)	—	(0.92)	0.00	(d)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  Annualized.

(d)  Rounds to zero.

(e)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(g)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(h)  Class R shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(i)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Class R5 shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(k)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	—		$43.41	5.05	%(b)	1.28	%(c)	1.24	%(c)	1.27	%(c)	23%	$964,828
Year Ended December 31, 2014	—		$41.68	(4.58	)%(b)	1.26%		1.22%		0.91%		28%	$946,553
Year Ended December 31, 2013	—		$46.63	22.00	%(b)	1.27%		1.23%		1.02%		45%	$1,089,263
Year Ended December 31, 2012	0.00	(d)	$40.79	21.21	%(b)	1.28%		1.24	%(e)	1.22%		33%	$1,007,236
Year Ended December 31, 2011	0.00	(d)	$34.15	(14.37	)%(b)(f)	1.32%		1.30	%(e)	0.84%		32%	$918,112
Year Ended December 31, 2010	0.00	(d)	$40.87	22.23%		1.35%		1.35	%(e)	0.62%		25%	$810,603
Class B
Six Months Ended June 30, 2015 (Unaudited)	—		$41.87	4.61	%(b)	2.11	%(c)	2.08	%(c)	0.28	%(c)	23%	$3,915
Year Ended December 31, 2014	—		$40.38	(5.29	)%(b)	2.00%		1.97%		0.16%		28%	$6,516
Year Ended December 31, 2013	—		$45.24	21.08	%(b)	2.00%		1.97%		0.27%		45%	$13,218
Year Ended December 31, 2012	0.00	(d)	$39.67	20.33	%(b)	2.00%		1.97	%(e)	0.51%		33%	$17,910
Year Ended December 31, 2011	0.00	(d)	$33.17	(14.92	)%(b)(f)	1.98%		1.96	%(e)	0.15%		32%	$24,510
Year Ended December 31, 2010	0.00	(d)	$39.96	21.49%		1.96%		1.96	%(e)	0.08%		25%	$29,368
Class C
Six Months Ended June 30, 2015 (Unaudited)	—		$41.69	4.63	%(b)	2.00	%(c)	1.98	%(c)	0.52	%(c)	23%	$104,160
Year Ended December 31, 2014	—		$40.20	(5.27	)%(b)	1.99%		1.97%		0.16%		28%	$103,691
Year Ended December 31, 2013	—		$45.04	21.07	%(b)	2.01%		1.99%		0.23%		45%	$110,875
Year Ended December 31, 2012	0.00	(d)	$39.50	20.31	%(b)	2.02%		2.00	%(e)	0.48%		33%	$92,748
Year Ended December 31, 2011	0.00	(d)	$33.03	(15.02	)%(b)(f)	2.07%		2.06	%(e)	0.10%		32%	$97,328
Year Ended December 31, 2010	0.00	(d)	$39.79	21.34%		2.11%		2.11	%(e)	(0.13)%		25%	$110,931
Class I
Six Months Ended June 30, 2015 (Unaudited)	—		$43.57	5.23%		0.87	%(c)	0.87	%(c)	1.64	%(c)	23%	$59,074
Year Ended December 31, 2014	—		$41.76	(4.20)%		0.85%		0.85%		1.26%		28%	$38,804
Year Ended December 31, 2013	—		$46.71	22.43%		0.85%		0.85%		1.49%		45%	$29,418
Year Ended December 31, 2012	0.00	(d)	$40.86	21.69%		0.88%		0.88	%(e)	1.48%		33%	$97,484
Year Ended December 31, 2011	0.00	(d)	$34.33	(14.02	)%(f)	0.91%		0.91	%(e)	0.99%		32%	$50,335
Year Ended December 31, 2010(g)	—		$40.92	9.50%		0.94	%(c)	0.94	%(c)(e)	0.77	%(c)	25%	$66,581
Class R
Six Months Ended June 30, 2015 (Unaudited)	—		$43.32	4.86%		1.60	%(c)	1.60	%(c)	0.89	%(c)	23%	$4,989
Year Ended December 31, 2014	—		$41.67	(4.95)%		1.63%		1.63%		0.52%		28%	$5,560
Year Ended December 31, 2013	—		$46.60	21.50%		1.63%		1.63%		0.58%		45%	$5,822
Year Ended December 31, 2012	0.00	(d)	$40.79	20.83%		1.52%		1.51	%(e)	0.54%		33%	$2,799
Year Ended December 31, 2011(h)	0.00	(d)	$34.11	(14.96)%		1.59	%(c)	1.59	%(c)(e)	(0.02	)%(c)	32%	$2,130
Class R4
Six Months Ended June 30, 2015 (Unaudited)	—		$43.80	5.12%		1.05	%(c)	1.05	%(c)	1.49	%(c)	23%	$500,423
Year Ended December 31, 2014	—		$42.02	(4.39)%		1.04%		1.04%		1.07%		28%	$424,425
Year Ended December 31, 2013	—		$46.99	22.32%		1.03%		1.03%		0.73%		45%	$355,616
Year Ended December 31, 2012(i)	—		$41.08	4.57%		1.03	%(c)	1.02	%(c)(e)	(0.02	)%(c)	33%	$15
Class R5
Six Months Ended June 30, 2015 (Unaudited)	—		$43.50	5.19%		0.91	%(c)	0.91	%(c)	1.60	%(c)	23%	$410,552
Year Ended December 31, 2014	—		$41.71	(4.25)%		0.90%		0.90%		1.23%		28%	$397,882
Year Ended December 31, 2013	—		$46.66	22.38%		0.91%		0.91%		1.40%		45%	$274,415
Year Ended December 31, 2012	0.00	(d)	$40.81	21.61%		0.89%		0.89	%(e)	1.99%		33%	$242
Year Ended December 31, 2011(j)	0.00	(d)	$34.31	(14.74)%		0.91	%(c)	0.91	%(c)(e)	0.65	%(c)	32%	$2,038
Class Y
Six Months Ended June 30, 2015 (Unaudited)	—		$43.85	5.24%		0.87	%(c)	0.87	%(c)	1.66	%(c)	23%	$300,536
Year Ended December 31, 2014	—		$42.02	(4.21)%		0.85%		0.85%		1.25%		28%	$225,012
Year Ended December 31, 2013	—		$46.99	22.44%		0.86%		0.86%		1.26%		45%	$155,140
Year Ended December 31, 2012(k)	—		$41.08	4.59%		0.91	%(c)	0.90	%(c)(e)	0.75	%(c)	33%	$30,856
Class Z
Six Months Ended June 30, 2015 (Unaudited)	—		$43.52	5.18%		0.95	%(c)	0.95	%(c)	1.55	%(c)	23%	$5,553,864
Year Ended December 31, 2014	—		$41.73	(4.28)%		0.93%		0.93%		1.20%		28%	$5,585,035
Year Ended December 31, 2013	—		$46.68	22.33%		0.93%		0.93%		1.30%		45%	$6,293,552
Year Ended December 31, 2012	0.00	(d)	$40.84	21.60%		0.93%		0.93	%(e)	1.53%		33%	$5,494,506
Year Ended December 31, 2011	0.00	(d)	$34.31	(14.06	)%(f)	0.95%		0.95	%(e)	1.24%		32%	$4,322,500
Year Ended December 31, 2010	0.00	(d)	$40.92	22.70%		0.97%		0.97	%(e)	0.99%		25%	$5,107,580

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn USA®

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2015 (Unaudited)	$29.13	(0.07)	2.16	2.09	—	(0.84)	(0.84)
Year Ended December 31, 2014	$34.15	(0.20)	1.22	1.02	—	(6.04)	(6.04)
Year Ended December 31, 2013	$28.21	(0.15)	9.09	8.94	—	(3.00)	(3.00)
Year Ended December 31, 2012	$25.94	0.02	4.73	4.75	(0.11)	(2.37)	(2.48)
Year Ended December 31, 2011	$27.54	(0.22)	(1.21)	(1.43)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$22.43	(0.15)	5.26	5.11	—	—	—
Class B
Six Months Ended June 30, 2015 (Unaudited)	$25.27	(0.22)	1.86	1.64	—	(0.84)	(0.84)
Year Ended December 31, 2014	$30.70	(0.46)	1.07	0.61	—	(6.04)	(6.04)
Year Ended December 31, 2013	$25.81	(0.39)	8.28	7.89	—	(3.00)	(3.00)
Year Ended December 31, 2012	$23.98	(0.19)	4.39	4.20	—	(2.37)	(2.37)
Year Ended December 31, 2011	$25.60	(0.37)	(1.08)	(1.45)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$20.99	(0.30)	4.91	4.61	—	—	—
Class C
Six Months Ended June 30, 2015 (Unaudited)	$24.98	(0.15)	1.85	1.70	—	(0.84)	(0.84)
Year Ended December 31, 2014	$30.33	(0.37)	1.06	0.69	—	(6.04)	(6.04)
Year Ended December 31, 2013	$25.49	(0.33)	8.17	7.84	—	(3.00)	(3.00)
Year Ended December 31, 2012	$23.72	(0.16)	4.30	4.14	—	(2.37)	(2.37)
Year Ended December 31, 2011	$25.39	(0.39)	(1.11)	(1.50)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$20.84	(0.31)	4.86	4.55	—	—	—
Class I
Six Months Ended June 30, 2015 (Unaudited)	$31.19	(0.02)	2.32	2.30	—	(0.84)	(0.84)
Year Ended December 31, 2014	$35.99	(0.06)	1.30	1.24	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.47	(0.02)	9.54	9.52	—	(3.00)	(3.00)
Year Ended December 31, 2012	$27.00	(0.10)	5.16	5.06	(0.22)	(2.37)	(2.59)
Year Ended December 31, 2011	$28.56	(0.14)	(1.25)	(1.39)	—	(0.17)	(0.17)
Year Ended December 31, 2010(e)	$24.24	(0.03)	4.35	4.32	—	—	—
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$31.70	(0.04)	2.35	2.31	—	(0.84)	(0.84)
Year Ended December 31, 2014	$36.55	(0.11)	1.30	1.19	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.92	0.00 (f)	9.63	9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012(g)	$30.06	0.06	2.28	2.34	(0.16)	(2.32)	(2.48)
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$31.71	(0.03)	2.36	2.33	—	(0.84)	(0.84)
Year Ended December 31, 2014	$36.53	(0.06)	1.28	1.22	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.90	0.02	9.61	9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012(h)	$30.06	0.07	2.27	2.34	(0.18)	(2.32)	(2.50)
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$31.80	(0.02)	2.36	2.34	—	(0.84)	(0.84)
Year Ended December 31, 2014	$36.59	(0.07)	1.32	1.25	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.93	0.02	9.64	9.66	—	(3.00)	(3.00)
Year Ended December 31, 2012(i)	$30.10	0.07	2.27	2.34	(0.19)	(2.32)	(2.51)
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$31.03	(0.04)	2.30	2.26	—	(0.84)	(0.84)
Year Ended December 31, 2014	$35.90	(0.12)	1.29	1.17	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.45	(0.07)	9.52	9.45	—	(3.00)	(3.00)
Year Ended December 31, 2012	$26.98	0.11	4.92	5.03	(0.19)	(2.37)	(2.56)
Year Ended December 31, 2011	$28.56	(0.14)	(1.27)	(1.41)	—	(0.17)	(0.17)
Year Ended December 31, 2010	$23.19	(0.08)	5.45	5.37	—	—	—

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(f)  Rounds to zero.

(g)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	$30.38	7.14%	1.34	%(b)	1.34	%(b)	(0.50	)%(b)	18%	$136,711
Year Ended December 31, 2014	$29.13	3.35%	1.33%		1.33%		(0.60)%		12%	$148,089
Year Ended December 31, 2013	$34.15	32.34%	1.32%		1.32%		(0.46)%		17%	$201,559
Year Ended December 31, 2012	$28.21	18.67%	1.32	%(c)	1.32	%(c)(d)	0.08%		14%	$152,164
Year Ended December 31, 2011	$25.94	(5.21)%	1.30%		1.30	%(d)	(0.78)%		20%	$167,038
Year Ended December 31, 2010	$27.54	22.78%	1.30%		1.30	%(d)	(0.64)%		32%	$214,097
Class B
Six Months Ended June 30, 2015 (Unaudited)	$26.07	6.45%	2.52	%(b)	2.52	%(b)	(1.70	)%(b)	18%	$130
Year Ended December 31, 2014	$25.27	2.37%	2.26%		2.26%		(1.55)%		12%	$234
Year Ended December 31, 2013	$30.70	31.28%	2.15%		2.15%		(1.33)%		17%	$567
Year Ended December 31, 2012	$25.81	17.87%	1.99	%(c)	1.99	%(c)(d)	(0.71)%		14%	$1,056
Year Ended December 31, 2011	$23.98	(5.68)%	1.92%		1.92	%(d)	(1.42)%		20%	$2,253
Year Ended December 31, 2010	$25.60	21.96%	1.98%		1.98	%(d)	(1.37)%		32%	$9,222
Class C
Six Months Ended June 30, 2015 (Unaudited)	$25.84	6.76%	2.01	%(b)	2.01	%(b)	(1.17	)%(b)	18%	$35,239
Year Ended December 31, 2014	$24.98	2.67%	2.00%		2.00%		(1.26)%		12%	$36,476
Year Ended December 31, 2013	$30.33	31.47%	2.00%		2.00%		(1.14)%		17%	$40,395
Year Ended December 31, 2012	$25.49	17.82%	2.05	%(c)	2.05	%(c)(d)	(0.61)%		14%	$31,410
Year Ended December 31, 2011	$23.72	(5.92)%	2.05%		2.05	%(d)	(1.53)%		20%	$30,584
Year Ended December 31, 2010	$25.39	21.83%	2.08%		2.08	%(d)	(1.41)%		32%	$36,101
Class I
Six Months Ended June 30, 2015 (Unaudited)	$32.65	7.34%	0.93	%(b)	0.93	%(b)	(0.10	)%(b)	18%	$2
Year Ended December 31, 2014	$31.19	3.80%	0.88%		0.88%		(0.17)%		12%	$2
Year Ended December 31, 2013	$35.99	32.93%	0.90%		0.90%		(0.04)%		17%	$4
Year Ended December 31, 2012	$29.47	19.10%	0.96%		0.96	%(d)	(0.33)%		14%	$3
Year Ended December 31, 2011	$27.00	(4.88)%	0.94%		0.94	%(d)	(0.47)%		20%	$2,635
Year Ended December 31, 2010(e)	$28.56	17.82%	0.94	%(b)	0.94	%(b)(d)	(0.35	)%(b)	32%	$28,993
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$33.17	7.26%	1.09	%(b)	1.09	%(b)	(0.22	)%(b)	18%	$12,551
Year Ended December 31, 2014	$31.70	3.60%	1.07%		1.07%		(0.32)%		12%	$7,952
Year Ended December 31, 2013	$36.55	32.80%	1.00%		1.00%		0.01%		17%	$6,441
Year Ended December 31, 2012(g)	$29.92	8.06%	1.14	%(b)(c)	1.14	%(b)(c)(d)	1.51	%(b)	14%	$15
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$33.20	7.32%	1.00	%(b)	1.00	%(b)	(0.16	)%(b)	18%	$35,962
Year Ended December 31, 2014	$31.71	3.68%	0.99%		0.99%		(0.17)%		12%	$36,689
Year Ended December 31, 2013	$36.53	32.83%	0.97%		0.97%		0.06%		17%	$6,068
Year Ended December 31, 2012(h)	$29.90	8.06%	1.12	%(b)	1.12	%(b)(d)	1.53	%(b)	14%	$2
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$33.30	7.33%	0.95	%(b)	0.95	%(b)	(0.11	)%(b)	18%	$36,734
Year Ended December 31, 2014	$31.80	3.76%	0.93%		0.93%		(0.19)%		12%	$35,551
Year Ended December 31, 2013	$36.59	32.89%	0.93%		0.93%		0.07%		17%	$48,479
Year Ended December 31, 2012(i)	$29.93	8.07%	1.04	%(b)	1.04	%(b)(d)	1.62	%(b)	14%	$2
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$32.45	7.25%	1.09	%(b)	1.09	%(b)	(0.26	)%(b)	18%	$1,054,246
Year Ended December 31, 2014	$31.03	3.61%	1.08%		1.08%		(0.34)%		12%	$1,132,223
Year Ended December 31, 2013	$35.90	32.72%	1.06%		1.06%		(0.20)%		17%	$1,496,775
Year Ended December 31, 2012	$29.45	18.98%	1.07	%(c)	1.07	%(c)(d)	0.36%		14%	$1,415,442
Year Ended December 31, 2011	$26.98	(4.95)%	1.00%		1.00	%(d)	(0.48)%		20%	$1,355,934
Year Ended December 31, 2010	$28.56	23.16%	1.01%		1.01	%(d)	(0.34)%		32%	$1,410,133

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn International SelectSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Six Months Ended June 30, 2015 (Unaudited)	$22.04	0.15	0.67		0.82	(0.10)	—	(0.10)	—
Year Ended December 31, 2014	$26.91	0.29	(2.17)		(1.88)	(0.10)	(2.89)	(2.99)	—
Year Ended December 31, 2013	$25.61	0.29	3.29		3.58	(0.37)	(1.91)	(2.28)	—
Year Ended December 31, 2012	$24.26	0.39	4.92		5.31	(1.75)	(2.21)	(3.96)	—
Year Ended December 31, 2011	$28.01	0.18	(2.95)		(2.77)	(0.59)	(0.39)	(0.98)	—
Year Ended December 31, 2010	$23.39	0.08	4.84		4.92	(0.30)	—	(0.30)	0.00	(f)
Class B
Six Months Ended June 30, 2015 (Unaudited)	$20.69	0.04	0.65		0.69	(0.01)	—	(0.01)	—
Year Ended December 31, 2014	$25.53	0.10	(2.05)		(1.95)	—	(2.89)	(2.89)	—
Year Ended December 31, 2013	$24.40	0.11	3.12		3.23	(0.19)	(1.91)	(2.10)	—
Year Ended December 31, 2012	$23.27	0.23	4.69		4.92	(1.58)	(2.21)	(3.79)	—
Year Ended December 31, 2011	$26.72	0.01	(2.82)		(2.81)	(0.25)	(0.39)	(0.64)	—
Year Ended December 31, 2010	$22.34	(0.06)	4.62		4.56	(0.18)	—	(0.18)	0.00	(f)
Class C
Six Months Ended June 30, 2015 (Unaudited)	$20.54	0.06	0.63		0.69	—	—	—	—
Year Ended December 31, 2014	$25.39	0.07	(2.03)		(1.96)	—	(2.89)	(2.89)	—
Year Ended December 31, 2013	$24.28	0.08	3.10		3.18	(0.16)	(1.91)	(2.07)	—
Year Ended December 31, 2012	$23.17	0.18	4.67		4.85	(1.53)	(2.21)	(3.74)	—
Year Ended December 31, 2011	$26.58	(0.04)	(2.81)		(2.85)	(0.17)	(0.39)	(0.56)	—
Year Ended December 31, 2010	$22.21	(0.10)	4.60		4.50	(0.13)	—	(0.13)	0.00	(f)
Class I
Six Months Ended June 30, 2015 (Unaudited)	$22.29	0.19	0.68		0.87	(0.10)	—	(0.10)	—
Year Ended December 31, 2014	$27.19	0.39	(2.20)		(1.81)	(0.20)	(2.89)	(3.09)	—
Year Ended December 31, 2013	$25.85	0.39	3.32		3.71	(0.46)	(1.91)	(2.37)	—
Year Ended December 31, 2012	$24.45	0.51	4.94		5.45	(1.84)	(2.21)	(4.05)	—
Year Ended December 31, 2011	$28.33	0.31	(2.97)		(2.66)	(0.83)	(0.39)	(1.22)	—
Year Ended December 31, 2010(h)	$26.11	0.03	2.19		2.22	—	—	—	—
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$22.45	0.19	0.68		0.87	(0.10)	—	(0.10)	—
Year Ended December 31, 2014	$27.36	0.37	(2.22)		(1.85)	(0.17)	(2.89)	(3.06)	—
Year Ended December 31, 2013	$25.99	0.29	3.42		3.71	(0.43)	(1.91)	(2.34)	—
Year Ended December 31, 2012(i)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.79)	(2.09)	(3.88)	—
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$22.43	0.21	0.67		0.88	(0.10)	—	(0.10)	—
Year Ended December 31, 2014	$27.34	0.36	(2.19)		(1.83)	(0.19)	(2.89)	(3.08)	—
Year Ended December 31, 2013	$25.98	0.38	3.35		3.73	(0.46)	(1.91)	(2.37)	—
Year Ended December 31, 2012(k)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.80)	(2.09)	(3.89)	—
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$22.42	0.20	0.68		0.88	(0.10)	—	(0.10)	—
Year Ended December 31, 2014	$27.33	0.40	(2.21)		(1.81)	(0.21)	(2.89)	(3.10)	—
Year Ended December 31, 2013	$25.98	0.11	3.62		3.73	(0.47)	(1.91)	(2.38)	—
Year Ended December 31, 2012(l)	$29.99	(0.02)	(0.09	)(j)	(0.11)	(1.81)	(2.09)	(3.90)	—
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$22.30	0.19	0.68		0.87	(0.10)	—	(0.10)	—
Year Ended December 31, 2014	$27.20	0.38	(2.21)		(1.83)	(0.18)	(2.89)	(3.07)	—
Year Ended December 31, 2013	$25.86	0.37	3.33		3.70	(0.45)	(1.91)	(2.36)	—
Year Ended December 31, 2012	$24.46	0.49	4.95		5.44	(1.83)	(2.21)	(4.04)	—
Year Ended December 31, 2011	$28.33	0.29	(2.98)		(2.69)	(0.79)	(0.39)	(1.18)	—
Year Ended December 31, 2010	$23.64	0.18	4.89		5.07	(0.38)	—	(0.38)	0.00	(f)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to zero.

(g)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(i)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	—		$22.76	3.70%		1.52	%(b)	1.52	%(b)	1.32	%(b)	29%	$43,965
Year Ended December 31, 2014	—		$22.04	(7.06)%		1.47%		1.47%		1.05%		58%	$53,419
Year Ended December 31, 2013	—		$26.91	14.42%		1.47%		1.47%		1.08%		72%	$73,911
Year Ended December 31, 2012	—		$25.61	22.05%		1.49	%(c)	1.49	%(c)(d)	1.43%		63%	$74,167
Year Ended December 31, 2011	—		$24.26	(10.11)%		1.51%		1.51	%(e)	0.66%		44%	$56,350
Year Ended December 31, 2010	0.00	(f)	$28.01	21.41%		1.56%		1.56	%(e)	0.33%		42%	$71,668
Class B
Six Months Ended June 30, 2015 (Unaudited)	—		$21.37	3.36	%(g)	2.29	%(b)	2.20	%(b)	0.38	%(b)	29%	$136
Year Ended December 31, 2014	—		$20.69	(7.71)%		2.11%		2.11%		0.39%		58%	$355
Year Ended December 31, 2013	—		$25.53	13.67%		2.14%		2.14%		0.43%		72%	$873
Year Ended December 31, 2012	—		$24.40	21.29%		2.11	%(c)	2.10	%(c)(d)	0.87%		63%	$1,250
Year Ended December 31, 2011	—		$23.27	(10.64)%		2.14%		2.14	%(e)	0.04%		44%	$1,774
Year Ended December 31, 2010	0.00	(f)	$26.72	20.63	%(g)	2.24%		2.20	%(e)	(0.27)%		42%	$3,030
Class C
Six Months Ended June 30, 2015 (Unaudited)	—		$21.23	3.36%		2.29	%(b)	2.29	%(b)	0.53	%(b)	29%	$7,250
Year Ended December 31, 2014	—		$20.54	(7.80)%		2.23%		2.23%		0.29%		58%	$8,057
Year Ended December 31, 2013	—		$25.39	13.52%		2.26%		2.26%		0.32%		72%	$10,311
Year Ended December 31, 2012	—		$24.28	21.10%		2.28	%(c)	2.27	%(c)(d)	0.67%		63%	$9,786
Year Ended December 31, 2011	—		$23.17	(10.81)%		2.31%		2.31	%(e)	(0.14)%		44%	$8,704
Year Ended December 31, 2010	0.00	(f)	$26.58	20.45%		2.36%		2.36	%(e)	(0.45)%		42%	$11,885
Class I
Six Months Ended June 30, 2015 (Unaudited)	—		$23.06	3.88%		1.19	%(b)	1.19	%(b)	1.68	%(b)	29%	$2
Year Ended December 31, 2014	—		$22.29	(6.72)%		1.11%		1.11%		1.41%		58%	$2
Year Ended December 31, 2013	—		$27.19	14.82%		1.13%		1.13%		1.43%		72%	$3
Year Ended December 31, 2012	—		$25.85	22.48%		1.15%		1.14	%(d)	1.84%		63%	$2
Year Ended December 31, 2011	—		$24.45	(9.68)%		1.04%		1.04	%(e)	1.12%		44%	$2
Year Ended December 31, 2010(h)	—		$28.33	8.50%		1.14	%(b)	1.14	%(b)(e)	0.44	%(b)	42%	$3
Class R4
Six Months Ended June 30, 2015 (Unaudited)	—		$23.22	3.86%		1.25	%(b)	1.25	%(b)	1.66	%(b)	29%	$1,080
Year Ended December 31, 2014	—		$22.45	(6.83)%		1.21%		1.21%		1.33%		58%	$974
Year Ended December 31, 2013	—		$27.36	14.72%		1.24%		1.24%		1.06%		72%	$417
Year Ended December 31, 2012(i)	—		$25.99	(0.27)%		1.30	%(b)(c)	1.30	%(b)(c)(d)	(0.55	)%(b)	63%	$13
Class R5
Six Months Ended June 30, 2015 (Unaudited)	—		$23.21	3.90%		1.18	%(b)	1.18	%(b)	1.78	%(b)	29%	$3,485
Year Ended December 31, 2014	—		$22.43	(6.77)%		1.15%		1.15%		1.30%		58%	$2,593
Year Ended December 31, 2013	—		$27.34	14.80	%(g)	1.15%		1.15%		1.40%		72%	$956
Year Ended December 31, 2012(k)	—		$25.98	(0.27)%		1.29	%(b)	1.28	%(b)(d)	(0.55	)%(b)	63%	$2
Class Y
Six Months Ended June 30, 2015 (Unaudited)	—		$23.20	3.91%		1.12	%(b)	1.12	%(b)	1.73	%(b)	29%	$10,763
Year Ended December 31, 2014	—		$22.42	(6.71)%		1.09%		1.09%		1.43%		58%	$11,755
Year Ended December 31, 2013	—		$27.33	14.82%		1.09%		1.09%		0.40%		72%	$13,318
Year Ended December 31, 2012(l)	—		$25.98	(0.25)%		1.21	%(b)	1.20	%(b)(d)	(0.48	)%(b)	63%	$2
Class Z
Six Months Ended June 30, 2015 (Unaudited)	—		$23.07	3.88%		1.22	%(b)	1.22	%(b)	1.62	%(b)	29%	$156,750
Year Ended December 31, 2014	—		$22.30	(6.79)%		1.17%		1.17%		1.36%		58%	$175,764
Year Ended December 31, 2013	—		$27.20	14.75%		1.19%		1.19%		1.37%		72%	$256,100
Year Ended December 31, 2012	—		$25.86	22.42%		1.20	%(c)	1.19	%(c)(d)	1.77%		63%	$295,231
Year Ended December 31, 2011	—		$24.46	(9.76)%		1.14%		1.14	%(e)	1.03%		44%	$259,553
Year Ended December 31, 2010	0.00	(f)	$28.33	21.89%		1.16%		1.16	%(e)	0.75%		42%	$366,081

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn SelectSM

		Income from Investment Operations						Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2015 (Unaudited)	$21.03	(0.04)		1.31	—		1.27	—	(1.78)	(1.78)
Year Ended December 31, 2014	$25.57	(0.14)		0.64	—		0.50	—	(5.04)	(5.04)
Year Ended December 31, 2013	$24.72	(0.15)		7.92	—		7.77	(0.07)	(6.85)	(6.92)
Year Ended December 31, 2012	$22.95	0.03		3.78	—		3.81	—	(2.04)	(2.04)
Year Ended December 31, 2011	$27.94	(0.15)		(4.46)	—		(4.61)	(0.38)	—	(0.38)
Year Ended December 31, 2010	$22.81	(0.18)		5.31	—		5.13	—	—	—
Class B
Six Months Ended June 30, 2015 (Unaudited)	$18.03	(0.12)		1.13	—		1.01	—	(1.78)	(1.78)
Year Ended December 31, 2014	$22.81	(0.31)		0.57	—		0.26	—	(5.04)	(5.04)
Year Ended December 31, 2013	$22.75	(0.33)		7.24	—		6.91	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.40	(0.15)		3.54	—		3.39	—	(2.04)	(2.04)
Year Ended December 31, 2011	$26.06	(0.30)		(4.13)	—		(4.43)	(0.23)	—	(0.23)
Year Ended December 31, 2010	$21.41	(0.31)		4.96	—		4.65	—	—	—
Class C
Six Months Ended June 30, 2015 (Unaudited)	$17.69	(0.10)		1.10	—		1.00	—	(1.78)	(1.78)
Year Ended December 31, 2014	$22.46	(0.28)		0.55	—		0.27	—	(5.04)	(5.04)
Year Ended December 31, 2013	$22.48	(0.32)		7.15	—		6.83	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.20	(0.14)		3.46	—		3.32	—	(2.04)	(2.04)
Year Ended December 31, 2011	$25.83	(0.32)		(4.12)	—		(4.44)	(0.19)	—	(0.19)
Year Ended December 31, 2010	$21.25	(0.34)		4.92	—		4.58	—	—	—
Class I
Six Months Ended June 30, 2015 (Unaudited)	$22.38	0.00	(f)	1.40	—		1.40	—	(1.78)	(1.78)
Year Ended December 31, 2014	$26.81	(0.05)		0.66	—		0.61	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.63	(0.06)		8.25	—		8.19	(0.16)	(6.85)	(7.01)
Year Ended December 31, 2012	$23.65	0.23		3.79	—		4.02	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.74	(0.03)		(4.59)	—		(4.62)	(0.47)	—	(0.47)
Year Ended December 31, 2010(g)	$24.74	0.01		3.99	—		4.00	—	—	—
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$22.75	(0.02)		1.42	—		1.40	—	(1.78)	(1.78)
Year Ended December 31, 2014	$27.20	(0.10)		0.69	—		0.59	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.92	(0.06)		8.32	—		8.26	(0.13)	(6.85)	(6.98)
Year Ended December 31, 2012(h)	$25.91	0.00	(f)	1.52	—		1.52	—	(1.51)	(1.51)
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$22.78	(0.03)		1.44	—		1.41	—	(1.78)	(1.78)
Year Ended December 31, 2014	$27.20	(0.07)		0.69	—		0.62	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.93	(0.04)		8.31	—		8.27	(0.15)	(6.85)	(7.00)
Year Ended December 31, 2012(i)	$25.91	0.00	(f)	1.53	—		1.53	—	(1.51)	(1.51)
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$22.86	(0.00	)(f)	1.42	—		1.42	—	(1.78)	(1.78)
Year Ended December 31, 2014	$27.27	(0.06)		0.69	—		0.63	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.98	(0.03)		8.34	—		8.31	(0.17)	(6.85)	(7.02)
Year Ended December 31, 2012(j)	$25.96	0.01		1.52	—		1.53	—	(1.51)	(1.51)
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$22.28	(0.02)		1.39	—		1.37	—	(1.78)	(1.78)
Year Ended December 31, 2014	$26.72	(0.08)		0.68	—		0.60	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.57	(0.07)		8.21	—		8.14	(0.14)	(6.85)	(6.99)
Year Ended December 31, 2012	$23.62	0.11		3.88	—		3.99	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.73	(0.07)		(4.58)	0.00	(f)	(4.65)	(0.46)	—	(0.46)
Year Ended December 31, 2010	$23.38	(0.10)		5.45	—		5.35	—	—	—

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to zero.

(g)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(h)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  During the year ended December 31, 2011, the Fund received a reimbursement from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	$20.52	5.96	%(b)	1.34	%(c)	1.27	%(c)	(0.42	)%(c)	33%	$244,592
Year Ended December 31, 2014	$21.03	2.17%		1.32%		1.32%		(0.58)%		17%	$264,234
Year Ended December 31, 2013	$25.57	33.77%		1.31	%(d)	1.31	%(d)	(0.54)%		20%	$333,193
Year Ended December 31, 2012	$24.72	16.87%		1.31	%(d)	1.31	%(d)(e)	0.13%		15%	$271,628
Year Ended December 31, 2011	$22.95	(16.65)%		1.28%		1.28	%(e)	(0.57)%		21%	$340,325
Year Ended December 31, 2010	$27.94	22.49%		1.28%		1.28	%(e)	(0.73)%		28%	$555,263
Class B
Six Months Ended June 30, 2015 (Unaudited)	$17.26	5.50	%(b)	2.42	%(c)	2.10	%(c)	(1.30	)%(c)	33%	$533
Year Ended December 31, 2014	$18.03	1.35	%(b)	2.14%		2.10%		(1.40)%		17%	$1,014
Year Ended December 31, 2013	$22.81	32.81	%(b)	2.05	%(d)	2.03	%(d)	(1.32)%		20%	$2,938
Year Ended December 31, 2012	$22.75	16.11%		1.91	%(d)	1.90	%(d)(e)	(0.62)%		15%	$9,938
Year Ended December 31, 2011	$21.40	(17.11)%		1.88%		1.88	%(e)	(1.21)%		21%	$26,126
Year Ended December 31, 2010	$26.06	21.72%		1.92%		1.92	%(e)	(1.39)%		28%	$72,203
Class C
Six Months Ended June 30, 2015 (Unaudited)	$16.91	5.55	%(b)	2.07	%(c)	2.00	%(c)	(1.15	)%(c)	33%	$43,848
Year Ended December 31, 2014	$17.69	1.42%		2.04%		2.04%		(1.30)%		17%	$48,591
Year Ended December 31, 2013	$22.46	32.85%		2.04	%(d)	2.04	%(d)	(1.28)%		20%	$61,537
Year Ended December 31, 2012	$22.48	15.93%		2.07	%(d)	2.06	%(d)(e)	(0.59)%		15%	$57,309
Year Ended December 31, 2011	$21.20	(17.27)%		2.05%		2.05	%(e)	(1.34)%		21%	$62,887
Year Ended December 31, 2010	$25.83	21.55%		2.07%		2.07	%(e)	(1.52)%		28%	$98,445
Class I
Six Months Ended June 30, 2015 (Unaudited)	$22.00	6.19	%(b)	0.98	%(c)	0.88	%(c)	0.02	%(c)	33%	$29,505
Year Ended December 31, 2014	$22.38	2.49%		0.94%		0.94%		(0.20)%		17%	$18,718
Year Ended December 31, 2013	$26.81	34.31%		0.94	%(d)	0.94	%(d)	(0.21)%		20%	$13,660
Year Ended December 31, 2012	$25.63	17.26%		0.96	%(d)	0.95	%(d)(e)	0.89%		15%	$39,054
Year Ended December 31, 2011	$23.65	(16.25)%		0.92%		0.92	%(e)	(0.12)%		21%	$10,944
Year Ended December 31, 2010(g)	$28.74	16.17%		0.91	%(c)	0.91	%(c)(e)	0.18	%(c)	28%	$7,832
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$22.37	6.08	%(b)	1.11	%(c)	1.04	%(c)	(0.18	)%(c)	33%	$1,282
Year Ended December 31, 2014	$22.75	2.39%		1.12%		1.12%		(0.37)%		17%	$1,193
Year Ended December 31, 2013	$27.20	34.16%		1.02	%(d)	1.02	%(d)	(0.20)%		20%	$1,383
Year Ended December 31, 2012(h)	$25.92	5.92%		1.07	%(c)	1.06	%(c)(e)	0.02	%(c)	15%	$15
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$22.41	6.12	%(b)	1.01	%(c)	0.97	%(c)	(0.28	)%(c)	33%	$2,302
Year Ended December 31, 2014	$22.78	2.50%		1.00%		1.00%		(0.26)%		17%	$10,697
Year Ended December 31, 2013	$27.20	34.21%		0.97	%(d)	0.97	%(d)	(0.13)%		20%	$11,996
Year Ended December 31, 2012(i)	$25.93	5.96%		0.99	%(c)	0.99	%(c)(e)	0.08	%(c)	15%	$3
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$22.50	6.14	%(b)	0.97	%(c)	0.90	%(c)	(0.02	)%(c)	33%	$4,135
Year Ended December 31, 2014	$22.86	2.53%		0.95%		0.95%		(0.22)%		17%	$3,644
Year Ended December 31, 2013	$27.27	34.30%		0.93	%(d)	0.93	%(d)	(0.09)%		20%	$4,847
Year Ended December 31, 2012(j)	$25.98	5.94%		0.92	%(c)	0.92	%(c)(e)	0.15	%(c)	15%	$3
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$21.87	6.07	%(b)	1.06	%(c)	1.00	%(c)	(0.15	)%(c)	33%	$278,552
Year Ended December 31, 2014	$22.28	2.47%		1.04%		1.04%		(0.30)%		17%	$318,487
Year Ended December 31, 2013	$26.72	34.16%		1.02	%(d)	1.02	%(d)	(0.26)%		20%	$431,990
Year Ended December 31, 2012	$25.57	17.15%		1.03	%(d)	1.03	%(d)(e)	0.40%		15%	$587,678
Year Ended December 31, 2011	$23.62	(16.37	)%(k)	0.97%		0.97	%(e)	(0.28)%		21%	$850,338
Year Ended December 31, 2010	$28.73	22.88%		0.97%		0.97	%(e)	(0.41)%		28%	$1,549,112

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Thermostat FundSM

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gain	Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2015 (Unaudited)	$14.86	0.13	0.03	0.16	(0.02)	(0.28)	(0.30)
Year Ended December 31, 2014	$14.58	0.28	0.49	0.77	(0.28)	(0.21)	(0.49)
Year Ended December 31, 2013	$14.29	0.29	1.00	1.29	(0.25)	(0.75)	(1.00)
Year Ended December 31, 2012	$12.82	0.32	1.39	1.71	(0.24)	—	(0.24)
Year Ended December 31, 2011	$12.58	0.28	0.30	0.58	(0.34)	—	(0.34)
Year Ended December 31, 2010	$10.90	0.19	1.67	1.86	(0.18)	—	(0.18)
Class B
Six Months Ended June 30, 2015 (Unaudited)	$14.97	0.09	0.03	0.12	(0.02)	(0.28)	(0.30)
Year Ended December 31, 2014	$14.68	0.21	0.50	0.71	(0.21)	(0.21)	(0.42)
Year Ended December 31, 2013	$14.39	0.19	1.03	1.22	(0.18)	(0.75)	(0.93)
Year Ended December 31, 2012	$12.91	0.20	1.45	1.65	(0.17)	—	(0.17)
Year Ended December 31, 2011	$12.64	0.15	0.38	0.53	(0.26)	—	(0.26)
Year Ended December 31, 2010	$10.93	0.13	1.67	1.80	(0.09)	—	(0.09)
Class C
Six Months Ended June 30, 2015 (Unaudited)	$14.96	0.08	0.03	0.11	(0.02)	(0.28)	(0.30)
Year Ended December 31, 2014	$14.68	0.17	0.49	0.66	(0.17)	(0.21)	(0.38)
Year Ended December 31, 2013	$14.39	0.18	1.00	1.18	(0.14)	(0.75)	(0.89)
Year Ended December 31, 2012	$12.91	0.22	1.39	1.61	(0.13)	—	(0.13)
Year Ended December 31, 2011	$12.62	0.18	0.31	0.49	(0.20)	—	(0.20)
Year Ended December 31, 2010	$10.91	0.10	1.68	1.78	(0.07)	—	(0.07)
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$14.74	0.15	0.03	0.18	(0.02)	(0.28)	(0.30)
Year Ended December 31, 2014	$14.46	0.32	0.49	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.36	0.95	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012(e)	$14.08	0.09	0.28	0.37	(0.26)	—	(0.26)
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$14.75	0.15	0.03	0.18	(0.02)	(0.28)	(0.30)
Year Ended December 31, 2014	$14.47	0.31	0.50	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.37	0.96	1.33	(0.30)	(0.75)	(1.05)
Year Ended December 31, 2012(f)	$14.08	0.09	0.27	0.36	(0.25)	—	(0.25)
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$14.74	0.15	0.03	0.18	(0.02)	(0.28)	(0.30)
Year Ended December 31, 2014	$14.46	0.32	0.50	0.82	(0.33)	(0.21)	(0.54)
Year Ended December 31, 2013	$14.18	0.33	1.01	1.34	(0.31)	(0.75)	(1.06)
Year Ended December 31, 2012(g)	$14.08	0.09	0.27	0.36	(0.26)	—	(0.26)
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$14.67	0.15	0.03	0.18	(0.02)	(0.28)	(0.30)
Year Ended December 31, 2014	$14.40	0.32	0.48	0.80	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.13	0.32	0.99	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012	$12.67	0.34	1.39	1.73	(0.27)	—	(0.27)
Year Ended December 31, 2011	$12.44	0.31	0.29	0.60	(0.37)	—	(0.37)
Year Ended December 31, 2010	$10.80	0.21	1.66	1.87	(0.23)	—	(0.23)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(f)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses (b)		Total net expenses (b)		Net investment income		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	$14.72	1.08%	0.52	%(c)	0.50	%(c)	1.75	%(c)	24%	$427,618
Year Ended December 31, 2014	$14.86	5.30%	0.51%		0.50%		1.88%		95%	$450,258
Year Ended December 31, 2013	$14.58	9.07%	0.52%		0.50%		1.91%		92%	$513,293
Year Ended December 31, 2012	$14.29	13.34%	0.58%		0.50	%(d)	2.28%		109%	$323,750
Year Ended December 31, 2011	$12.82	4.62%	0.67%		0.50	%(d)	2.17%		130%	$79,744
Year Ended December 31, 2010	$12.58	17.28%	0.72%		0.50	%(d)	1.64%		118%	$44,527
Class B
Six Months Ended June 30, 2015 (Unaudited)	$14.79	0.81%	1.18	%(c)	1.00	%(c)	1.25	%(c)	24%	$937
Year Ended December 31, 2014	$14.97	4.83%	1.15%		1.00%		1.39%		95%	$1,231
Year Ended December 31, 2013	$14.68	8.49%	1.15%		1.00%		1.29%		92%	$2,263
Year Ended December 31, 2012	$14.39	12.78%	1.16%		1.00	%(d)	1.47%		109%	$4,480
Year Ended December 31, 2011	$12.91	4.19%	1.23%		1.00	%(d)	1.18%		130%	$11,318
Year Ended December 31, 2010	$12.64	16.64%	1.28%		1.00	%(d)	1.10%		118%	$28,752
Class C
Six Months Ended June 30, 2015 (Unaudited)	$14.77	0.74%	1.27	%(c)	1.25	%(c)	1.00	%(c)	24%	$380,771
Year Ended December 31, 2014	$14.96	4.50%	1.26%		1.25%		1.14%		95%	$404,456
Year Ended December 31, 2013	$14.68	8.23%	1.27%		1.25%		1.16%		92%	$430,173
Year Ended December 31, 2012	$14.39	12.52%	1.32%		1.25	%(d)	1.56%		109%	$253,641
Year Ended December 31, 2011	$12.91	3.87%	1.43%		1.25	%(d)	1.40%		130%	$33,378
Year Ended December 31, 2010	$12.62	16.43%	1.49%		1.25	%(d)	0.88%		118%	$21,866
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$14.62	1.23%	0.27	%(c)	0.25	%(c)	2.00	%(c)	24%	$21,959
Year Ended December 31, 2014	$14.74	5.61%	0.26%		0.25%		2.14%		95%	$23,412
Year Ended December 31, 2013	$14.46	9.26%	0.28%		0.25%		2.39%		92%	$14,651
Year Ended December 31, 2012(e)	$14.19	2.60%	0.42	%(c)	0.25	%(c)(d)	4.59	%(c)	109%	$15
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$14.63	1.23%	0.25	%(c)	0.23	%(c)	2.02	%(c)	24%	$4,749
Year Ended December 31, 2014	$14.75	5.62%	0.24%		0.23%		2.11%		95%	$3,536
Year Ended December 31, 2013	$14.47	9.35%	0.25%		0.23%		2.44%		92%	$979
Year Ended December 31, 2012(f)	$14.19	2.58%	0.35	%(c)	0.27	%(c)(d)	4.60	%(c)	109%	$3
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$14.62	1.23%	0.19	%(c)	0.18	%(c)	2.08	%(c)	24%	$342
Year Ended December 31, 2014	$14.74	5.68%	0.19%		0.18%		2.19%		95%	$401
Year Ended December 31, 2013	$14.46	9.46%	0.14%		0.14%		2.23%		92%	$3
Year Ended December 31, 2012(g)	$14.18	2.55%	0.30	%(c)	0.22	%(c)(d)	4.63	%(c)	109%	$3
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$14.55	1.23%	0.25	%(c)	0.24	%(c)	2.01	%(c)	24%	$341,926
Year Ended December 31, 2014	$14.67	5.57%	0.25%		0.24%		2.16%		95%	$377,119
Year Ended December 31, 2013	$14.40	9.30%	0.26%		0.25%		2.14%		92%	$375,444
Year Ended December 31, 2012	$14.13	13.69%	0.30%		0.25	%(d)	2.48%		109%	$292,732
Year Ended December 31, 2011	$12.67	4.85%	0.34%		0.25	%(d)	2.43%		130%	$65,167
Year Ended December 31, 2010	$12.44	17.58%	0.37%		0.25	%(d)	1.87%		118%	$36,130

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn Emerging Markets FundSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Total Distributions to Shareholders	Net Asset Value, End of Period
Class A
Six Months Ended June 30, 2015 (Unaudited)	$12.72	0.07		(0.45)	(0.38)	—	—	$12.34
Year Ended December 31, 2014	$13.37	0.06		(0.63)	(0.57)	(0.08)	(0.08)	$12.72
Year Ended December 31, 2013	$12.04	0.07		1.34	1.41	(0.08)	(0.08)	$13.37
Year Ended December 31, 2012	$9.26	0.08		2.78	2.86	(0.08)	(0.08)	$12.04
Year Ended December 31, 2011(e)	$10.00	(0.00	)(f)	(0.74)	(0.74)	—	—	$9.26
Class C
Six Months Ended June 30, 2015 (Unaudited)	$12.65	0.02		(0.44)	(0.42)	—	—	$12.23
Year Ended December 31, 2014	$13.32	(0.05)		(0.62)	(0.67)	—	—	$12.65
Year Ended December 31, 2013	$12.01	(0.03)		1.34	1.31	—	—	$13.32
Year Ended December 31, 2012	$9.24	(0.02)		2.79	2.77	—	—	$12.01
Year Ended December 31, 2011(h)	$10.00	(0.02)		(0.74)	(0.76)	—	—	$9.24
Class I
Six Months Ended June 30, 2015 (Unaudited)	$12.75	0.09		(0.45)	(0.36)	—	—	$12.39
Year Ended December 31, 2014	$13.41	0.06		(0.60)	(0.54)	(0.12)	(0.12)	$12.75
Year Ended December 31, 2013	$12.08	0.08		1.37	1.45	(0.12)	(0.12)	$13.41
Year Ended December 31, 2012	$9.29	0.11		2.80	2.91	(0.12)	(0.12)	$12.08
Year Ended December 31, 2011(i)	$10.00	0.01		(0.72)	(0.71)	—	—	$9.29
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$12.83	0.09		(0.46)	(0.37)	—	—	$12.46
Year Ended December 31, 2014	$13.49	0.09		(0.63)	(0.54)	(0.12)	(0.12)	$12.83
Year Ended December 31, 2013	$12.14	0.12		1.35	1.47	(0.12)	(0.12)	$13.49
Year Ended December 31, 2012(j)	$11.44	(0.01)		0.81	0.80	(0.10)	(0.10)	$12.14
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$12.82	0.09		(0.46)	(0.37)	—	—	$12.45
Year Ended December 31, 2014	$13.48	0.10		(0.64)	(0.54)	(0.12)	(0.12)	$12.82
Year Ended December 31, 2013	$12.14	0.12		1.34	1.46	(0.12)	(0.12)	$13.48
Year Ended December 31, 2012(k)	$11.44	(0.00	)(f)	0.81	0.81	(0.11)	(0.11)	$12.14
Class Y
Six Months Ended June 30, 2015 (Unaudited)	$12.71	0.10		(0.46)	(0.36)	—	—	$12.35
Year Ended December 31, 2014	$13.36	0.09		(0.62)	(0.53)	(0.12)	(0.12)	$12.71
Year Ended December 31, 2013(l)	$12.22	0.07		1.20	1.27	(0.13)	(0.13)	$13.36
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$12.74	0.09		(0.45)	(0.36)	—	—	$12.38
Year Ended December 31, 2014	$13.40	0.08		(0.63)	(0.55)	(0.11)	(0.11)	$12.74
Year Ended December 31, 2013	$12.07	0.11		1.33	1.44	(0.11)	(0.11)	$13.40
Year Ended December 31, 2012	$9.28	0.12		2.79	2.91	(0.12)	(0.12)	$12.07
Year Ended December 31, 2011(m)	$10.00	0.01		(0.73)	(0.72)	—	—	$9.28

Notes to Financial Highlights

(a)  Annualized.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(f)  Rounds to zero.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.

(m)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Total Return		Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	(2.99)%		1.62	%(a)(b)	1.62	%(a)(b)	1.08	%(a)	33%	$138,930
Year Ended December 31, 2014	(4.28)%		1.56	%(b)	1.56	%(b)	0.42%		45%	$160,969
Year Ended December 31, 2013	11.73	%(c)	1.80	%(b)	1.76	%(b)	0.52%		36%	$177,158
Year Ended December 31, 2012	30.86	%(c)	6.42	%(b)	1.77	%(b)(d)	0.77%		30%	$3,103
Year Ended December 31, 2011(e)	(7.40	)%(c)	20.13	%(a)	1.85	%(a)(g)	(0.01	)%(a)	9%	$332
Class C
Six Months Ended June 30, 2015 (Unaudited)	(3.32)%		2.38	%(a)(b)	2.38	%(a)(b)	0.33	%(a)	33%	$34,754
Year Ended December 31, 2014	(5.03)%		2.33	%(b)	2.33	%(b)	(0.36)%		45%	$41,208
Year Ended December 31, 2013	10.91	%(c)	2.55	%(b)	2.51	%(b)	(0.23)%		36%	$32,636
Year Ended December 31, 2012	29.98	%(c)	7.18	%(b)	2.56	%(b)(d)	(0.15)%		30%	$615
Year Ended December 31, 2011(h)	(7.60	)%(c)	25.06	%(a)	2.60	%(a)(g)	(0.68	)%(a)	9%	$127
Class I
Six Months Ended June 30, 2015 (Unaudited)	(2.82)%		1.29	%(a)(b)	1.29	%(a)(b)	1.46	%(a)	33%	$2
Year Ended December 31, 2014	(4.01)%		1.22	%(b)	1.22	%(b)	0.44%		45%	$3
Year Ended December 31, 2013	12.06	%(c)	1.73	%(b)	1.39	%(b)	0.65%		36%	$7
Year Ended December 31, 2012	31.39	%(c)	6.18	%(b)	1.41	%(b)(d)	1.05%		30%	$6
Year Ended December 31, 2011(i)	(7.10	)%(c)	19.31	%(a)	1.41	%(a)(g)	0.17	%(a)	9%	$5
Class R4
Six Months Ended June 30, 2015 (Unaudited)	(2.88)%		1.33	%(a)(b)	1.33	%(a)(b)	1.41	%(a)	33%	$13,812
Year Ended December 31, 2014	(4.03)%		1.28	%(b)	1.28	%(b)	0.66%		45%	$15,467
Year Ended December 31, 2013	12.13	%(c)	1.44	%(b)	1.44	%(b)	0.92%		36%	$13,583
Year Ended December 31, 2012(j)	7.04	%(c)	5.86	%(a)(b)	1.54	%(a)(b)(d)	(0.31	)%(a)	30%	$16
Class R5
Six Months Ended June 30, 2015 (Unaudited)	(2.89)%		1.31	%(a)(b)	1.31	%(a)(b)	1.43	%(a)	33%	$18,725
Year Ended December 31, 2014	(4.02)%		1.26	%(b)	1.26	%(b)	0.72%		45%	$19,632
Year Ended December 31, 2013	12.07	%(c)	1.42	%(b)	1.42	%(b)	0.94%		36%	$13,625
Year Ended December 31, 2012(k)	7.11	%(c)	5.81	%(a)(b)	1.46	%(a)(b)(d)	(0.22	)%(a)	30%	$3
Class Y
Six Months Ended June 30, 2015 (Unaudited)	(2.83)%		1.23	%(a)(b)	1.23	%(a)(b)	1.52	%(a)	33%	$2
Year Ended December 31, 2014	(3.95)%		1.22	%(b)	1.22	%(b)	0.68%		45%	$2
Year Ended December 31, 2013(l)	10.43	%(c)	1.36	%(a)(b)	1.36	%(a)(b)	0.97	%(a)	36%	$3
Class Z
Six Months Ended June 30, 2015 (Unaudited)	(2.83)%		1.37	%(a)(b)	1.37	%(a)(b)	1.35	%(a)	33%	$210,646
Year Ended December 31, 2014	(4.12)%		1.33	%(b)	1.33	%(b)	0.62%		45%	$245,053
Year Ended December 31, 2013	11.92	%(c)	1.58	%(b)	1.54	%(b)	0.89%		36%	$177,693
Year Ended December 31, 2012	31.35	%(c)	6.15	%(b)	1.46	%(b)(d)	1.07%		30%	$6,846
Year Ended December 31, 2011(m)	(7.20	)%(c)	19.52	%(a)	1.46	%(a)(g)	0.15	%(a)	9%	$2,765

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn European FundSM

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Net realized gains		Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2015 (Unaudited)	$14.34	0.15	0.81	0.96	(0.07)	—		(0.07)
Year Ended December 31, 2014	$15.68	0.13	(1.34)	(1.21)	(0.05)	(0.08)		(0.13)
Year Ended December 31, 2013	$11.76	(0.02)	3.97	3.95	(0.01)	(0.02)		(0.03)
Year Ended December 31, 2012	$9.43	0.03	2.37	2.40	(0.07)	(0.00	)(d)	(0.07)
Year Ended December 31, 2011(f)	$10.00	(0.03)	(0.46)	(0.49)	(0.06)	(0.02)		(0.08)
Class C
Six Months Ended June 30, 2015 (Unaudited)	$14.16	0.09	0.80	0.89	—	—		—
Year Ended December 31, 2014	$15.54	(0.01)	(1.29)	(1.30)	—	(0.08)		(0.08)
Year Ended December 31, 2013	$11.73	(0.15)	3.98	3.83	—	(0.02)		(0.02)
Year Ended December 31, 2012	$9.44	(0.15)	2.46	2.31	(0.02)	(0.00	)(d)	(0.02)
Year Ended December 31, 2011(h)	$10.00	(0.06)	(0.45)	(0.51)	(0.03)	(0.02)		(0.05)
Class I
Six Months Ended June 30, 2015 (Unaudited)	$14.33	0.16	0.82	0.98	(0.07)	—		(0.07)
Year Ended December 31, 2014	$15.67	0.11	(1.27)	(1.16)	(0.10)	(0.08)		(0.18)
Year Ended December 31, 2013	$11.75	0.12	3.88	4.00	(0.06)	(0.02)		(0.08)
Year Ended December 31, 2012	$9.43	0.10	2.32	2.42	(0.10)	(0.00	)(d)	(0.10)
Year Ended December 31, 2011(i)	$10.00	(0.02)	(0.46)	(0.48)	(0.07)	(0.02)		(0.09)
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$14.40	0.20	0.78	0.98	(0.07)	—		(0.07)
Year Ended December 31, 2014(j)	$15.85	(0.02)	(1.34)	(1.36)	(0.09)	—		(0.09)
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$14.47	0.16	0.83	0.99	(0.07)	—		(0.07)
Year Ended December 31, 2014	$15.82	0.14	(1.32)	(1.18)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.86	(0.04)	4.06	4.02	(0.04)	(0.02)		(0.06)
Year Ended December 31, 2012(k)	$11.19	(0.02)	0.77	0.75	(0.08)	—		(0.08)
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$14.34	0.18	0.80	0.98	(0.07)	—		(0.07)
Year Ended December 31, 2014	$15.68	0.15	(1.32)	(1.17)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.76	0.11	3.88	3.99	(0.05)	(0.02)		(0.07)
Year Ended December 31, 2012	$9.44	0.08	2.34	2.42	(0.10)	(0.00	)(d)	(0.10)
Year Ended December 31, 2011(l)	$10.00	(0.02)	(0.46)	(0.48)	(0.06)	(0.02)		(0.08)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Rounds to zero.

(e)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(f)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(g)  The benefits derived from custody fees paid indirectly had an impact of 0.02%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2015 (Unaudited)	$15.23	6.66%	2.03	%(b)(c)	1.75	%(b)(c)	2.06	%(c)	15%	$34,321
Year Ended December 31, 2014	$14.34	(7.77)%	2.05	%(b)	1.75	%(b)	0.86%		74%	$21,101
Year Ended December 31, 2013	$15.68	33.64%	3.33	%(b)	1.74	%(b)	(0.11)%		42%	$19,078
Year Ended December 31, 2012	$11.76	25.46%	12.35	%(b)	1.61	%(b)(e)	0.23%		37%	$453
Year Ended December 31, 2011(f)	$9.43	(4.97)%	33.59	%(c)	1.75	%(c)(g)	(0.84	)%(c)	17%	$154
Class C
Six Months Ended June 30, 2015 (Unaudited)	$15.05	6.29%	2.80	%(b)(c)	2.50	%(b)(c)	1.18	%(c)	15%	$6,711
Year Ended December 31, 2014	$14.16	(8.44)%	2.84	%(b)	2.50	%(b)	(0.10)%		74%	$5,096
Year Ended December 31, 2013	$15.54	32.63%	4.19	%(b)	2.50	%(b)	(1.10)%		42%	$1,400
Year Ended December 31, 2012	$11.73	24.46%	12.83	%(b)	2.32	%(b)(e)	(1.33)%		37%	$89
Year Ended December 31, 2011(h)	$9.44	(5.14)%	35.79	%(c)	2.50	%(c)(g)	(1.66	)%(c)	17%	$5
Class I
Six Months Ended June 30, 2015 (Unaudited)	$15.24	6.80%	1.71	%(b)(c)	1.45	%(b)(c)	2.13	%(c)	15%	$3
Year Ended December 31, 2014	$14.33	(7.49)%	1.71	%(b)	1.46	%(b)	0.74%		74%	$2
Year Ended December 31, 2013	$15.67	34.06%	3.99	%(b)	1.41	%(b)	0.88%		42%	$8
Year Ended December 31, 2012	$11.75	25.71%	12.05	%(b)	1.31	%(b)(e)	0.94%		37%	$6
Year Ended December 31, 2011(i)	$9.43	(4.81)%	30.00	%(c)	1.31	%(c)(g)	(0.47	)%(c)	17%	$5
Class R4
Six Months Ended June 30, 2015 (Unaudited)	$15.31	6.77%	1.77	%(b)(c)	1.50	%(b)(c)	2.61	%(c)	15%	$597
Year Ended December 31, 2014(j)	$14.40	(8.60)%	1.87	%(b)(c)	1.50	%(b)(c)	(0.30	)%(c)	74%	$302
Class R5
Six Months Ended June 30, 2015 (Unaudited)	$15.39	6.81%	1.73	%(b)(c)	1.50	%(b)(c)	2.10	%(c)	15%	$1,858
Year Ended December 31, 2014	$14.47	(7.54)%	1.75	%(b)	1.52	%(b)	0.92%		74%	$1,633
Year Ended December 31, 2013	$15.82	33.97%	2.76	%(b)	1.51	%(b)	(0.29)%		42%	$1,891
Year Ended December 31, 2012(k)	$11.86	6.70%	14.07	%(b)(c)	1.36	%(b)(c)(e)	(1.07	)%(c)	37%	$3
Class Z
Six Months Ended June 30, 2015 (Unaudited)	$15.25	6.80%	1.75	%(b)(c)	1.50	%(b)(c)	2.37	%(c)	15%	$12,994
Year Ended December 31, 2014	$14.34	(7.52)%	1.79	%(b)	1.50	%(b)	0.97%		74%	$8,499
Year Ended December 31, 2013	$15.68	33.98%	3.98	%(b)	1.45	%(b)	0.83%		42%	$4,407
Year Ended December 31, 2012	$11.76	25.66%	12.07	%(b)	1.33	%(b)(e)	0.76%		37%	$2,727
Year Ended December 31, 2011(l)	$9.44	(4.78)%	30.26	%(c)	1.37	%(c)(g)	(0.52	)%(c)	17%	$1,516

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds", under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn Emerging Markets Fund currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn European Fund currently offers Class A, Class C, Class I, Class R4, Class R5 and Class Z shares. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

Class A shares are sold with a front-end sales charge. Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts with certain exceptions. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months of purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R, Class R4, Class R5 and Class Y shares are offered at net asset value. There are certain restrictions on who may purchase these share classes.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class-specific matters.

2.  Summary of Significant Accounting Policies

>Basis of preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). With respect to Columbia Thermostat Fund, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

>Derivative instruments

Columbia Acorn Fund invested in futures contracts and Columbia Acorn International Select invested in forward foreign currency exchange contracts on a limited basis during the six months ended June 30, 2015, as detailed below. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

>Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International Select utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Futures contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset. The Fund's use of futures contracts was not material to the net assets of the Fund.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statements of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Statement of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

>Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn Fund and Columbia Acorn International Select including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Acorn Fund

At June 30, 2015, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statements of Operations for the six months ended June 30, 2015:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Equity risk	$2,900,917

The following table provides a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2015:

Derivative Instrument	Average notional amounts*
Futures contracts – Short	$—

* Based on the ending quarterly outstanding amounts for the six months ended June 30, 2015. While there was no notional amount of futures contracts outstanding at any quarter end, the Fund did enter into futures contracts during the six months; the gain (loss) associated with this activity is presented in the Statements of Operations.

Columbia Acorn International Select

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2015:

	Liability Derivatives
Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	$237,682

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statements of Operations for the six months ended June 30, 2015:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	291,763

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(140,501)

The following table provides a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2015:

Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)*
Forward foreign currency exchange contracts	—	(165,158)

* Based on the ending quarterly outstanding amounts for the six months ended June 30, 2015.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds may receive distributions from holdings in equity securities, exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Funds' management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds' lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of June 30, 2015 by each Fund is included in the Statements of Operations.

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

>Offsetting of Assets and Liabilities

The following table presents each Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund as of June 30, 2015:

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
	Goldman Sachs & Co.	Goldman Sachs & Co.	Goldman Sachs & Co.	Goldman Sachs & Co.	Morgan Stanley	Goldman Sachs & Co.	Goldman Sachs & Co.	Goldman Sachs & Co.
Liabilities:
Forward foreign currency exchange contracts	$—	$—	$—	$—	$237,682	$—	$—	$—
Securities loaned	205,638,386	186,393,214	53,302,525	8,381,123	—	14,060,046	2,703,540	1,790,781
Total Liabilities	205,638,386	186,393,214	53,302,525	8,381,123	237,682	14,060,046	2,703,540	1,790,781
Total Financial and Derivative Net Assets	(205,638,386)	(186,393,214)	(53,302,525)	(8,381,123)	(237,682)	(14,060,046)	(2,703,540)	(1,790,781)
Financial Instruments	205,238,253	178,244,535	53,095,035	7,925,539	—	13,779,499	2,610,061	1,540,884
Net Amount(a)	$(400,133)	$(8,148,679)	$(207,490)	$(455,584)	$(237,682)	$(280,547)	$(93,479)	$(249,897)

(a) Represents the net amount due from/ (to) counterparties in the event of default.
>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund.

Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforward, determined as of December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	No Expiration Short-Term	Total
Columbia Acorn International	$2,521,892	$30,456,700	$—	$32,978,592
Columbia Acorn Emerging Markets Fund	—	—	14,671,234	14,671,234
Columbia Acorn European Fund	—	—	2,338,404	2,338,404

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Funds have elected to treat the following late-year ordinary losses and post-October capital losses at December 31, 2014, as arising on January 1, 2015:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Columbia Acorn International Select	$—	$8,767,586
Columbia Acorn Emerging Markets Fund	533,398	—

Management of the Funds has concluded that there are no significant uncertain tax positions in any Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap described below, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.

For the six months ended June 30, 2015, the annualized effective investment advisory fee rates (net of the advisory fee waiver for Columbia Acorn Select) were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.78%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.05%
Columbia Acorn European Fund	1.19%

>Expense limits

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, has voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

Effective May 1, 2015, CWAM has voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

Through April 30, 2015, CWAM voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.22%	1.35%	1.27%	1.22%	1.35%

Effective May 1, 2015, CWAM has contractually agreed to waive fees and/or reimburse expenses through April 30, 2016, so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.41%	1.50%	1.46%	—%	1.50%

There is no guarantee that these agreements will continue thereafter.

Through April 30, 2015, CWAM contractually waived fees and/or reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), did not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.23%	0.18%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.46%	1.60%	1.51%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.47%	1.50%*	1.52%	—%	1.50%

* Effective June 25, 2014 (the commencement of operations of Columbia Acorn European Fund Class R4 shares) through April 30, 2015.

Expenses waived and/or reimbursed by CWAM and its affiliates for the six months ended June 30, 2015, were as follows:

Fund	Expenses Reimbursed
Columbia Acorn International	$205,545
Columbia Acorn International Select	116
Columbia Acorn Select	208,875
Columbia Thermostat Fund	100,577
Columbia Acorn European Fund	60,916

CWAM is contractually entitled to recoup from each of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund any fees waived and/or expenses reimbursed with respect to any share class offered by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one year period following the date of such fee waiver and/or reimbursement, if such recovery does not cause the ordinary operating expenses of the Fund (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) to exceed the annual rates set forth above, or to exceed such annual rate as may be in place at the time of the recoupment, whichever is less. For the six months ended June 30, 2015, there was no recoupment of fees.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2015, the annualized effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the six months ended June 30, 2015 are as follows:

	Underwriting Discounts	CDSCs
(Unaudited)	Class A	Class A	Class B	Class C
Columbia Acorn Fund	$338,769	$4,549	$288	$14,428
Columbia Acorn International	250,175	160	421	3,933
Columbia Acorn USA	25,606	7	—	302
Columbia Acorn International Select	17,130	—	—	270
Columbia Acorn Select	19,682	7	72	470
Columbia Thermostat Fund	428,213	477	—	15,940
Columbia Acorn Emerging Markets Fund	28,505	2,520	—	4,369
Columbia Acorn European Fund	122,786	—	—	1,038

Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R4, Class R5, Class Y and Class Z shares.

CMIS is the transfer agent of the Funds. CMIS receives monthly account-based service fees based on the number of open Fund accounts. Each Fund pays CMIS a monthly fee at the annual rate of $20.00 per open account. Subject to certain limitations, the Funds reimburse payments made by CMIS to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and type of shareholder services provided.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to

Class R5 shares. Class I shares and Class Y shares do not pay transfer agency fees.

For the six months ended June 30, 2015, the Funds' annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class B	Class C	Class R	Class R4	Class R5	Class Z
Columbia Acorn Fund	0.12%	0.43%	0.07%	—%	0.15%	0.05%	0.08%
Columbia Acorn International	0.16%	0.50%	0.14%	0.24%	0.19%	0.05%	0.09%
Columbia Acorn USA	0.13%	0.82%	0.06%	—%	0.13%	0.05%	0.14%
Columbia Acorn International Select	0.14%	0.43%	0.16%	—%	0.12%	0.05%	0.09%
Columbia Acorn Select	0.12%	0.71%	0.10%	—%	0.14%	0.05%	0.10%
Columbia Thermostat Fund	0.08%	0.24%	0.07%	—%	0.07%	0.05%	0.06%
Columbia Acorn Emerging Markets Fund	0.12%	—%	0.12%	—%	0.08%	0.05%	0.12%
Columbia Acorn European Fund	0.11%	—%	0.12%	—%	0.12%	0.05%	0.09%

Columbia Acorn International and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2015, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $73,154. The liability remaining at June 30, 2015 for non-recurring charges associated with the lease amounted to $48,491 and is included within the "Payable for Other liabilities" in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, are allocated a portion of the expenses associated with the office of the Chief Compliance Officer based on relative net assets of each Fund.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On June 30, 2015, Columbia

Acorn Fund, Columbia Acorn International, Columbia Acorn Select and Columbia Thermostat Fund each held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Statement of Investments of each Fund listed above.

For the six months ended June 30, 2015, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the 1940 Act and totaled as follows:

	Purchases	Sales
Columbia Acorn Fund	$2,123,910	$80,683,340
Columbia Acorn International	5,184,017	4,390,120
Columbia Acorn USA	27,330,576	—
Columbia Acorn International Select	4,390,120	—
Columbia Acorn Select	477,660	1,646,145

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Wanger Advisors Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms. No amounts were borrowed for the benefit of a Fund under the line of credit during the six months ended June 30, 2015.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2015, were:

	Purchases	Proceeds from Sales
Columbia Acorn Fund	$1,365,431,754	$6,751,400,816
Columbia Acorn International	1,770,682,787	1,881,417,841
Columbia Acorn USA	233,724,259	484,621,285
Columbia Acorn International Select	67,375,025	84,896,595
Columbia Acorn Select	200,103,679	309,545,960
Columbia Thermostat Fund	293,214,020	365,608,303
Columbia Acorn Emerging Markets Fund	143,663,333	170,523,998
Columbia Acorn European Fund	22,009,509	6,225,185

The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

7.  Shareholder Concentration

At June 30, 2015, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Fund	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	13.8%	—%
Columbia Acorn International	1	16.9%	—%
Columbia Acorn USA	3	56.9%	—%
Columbia Acorn International Select	2	38.2%	11.5%
Columbia Acorn Select	2	33.4%	14.1%
Columbia Thermostat Fund	1	20.0%	24.5%
Columbia Acorn Emerging Markets Fund	3	45.0%	23.5%
Columbia Acorn European Fund	1	12.2%	54.8%

8.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

9.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

BOARD APPROVAL OF THE ADVISORY AGREEMENT

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages the Columbia Acorn Funds (each, a "Fund," and together, the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2015 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of

CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on six separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds, met in two joint meetings with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) CWAM's risk management program, (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (viii) capacity restraints as a result of increasing size of certain of the Funds.

At a meeting held on June 2, 2015 ("Contract Meeting"), the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Funds' securities lending program; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had committed to the Board that CWAM would have sufficient investment management resources to improve performance, including funds to hire additional analysts and other investment and operational personnel. Based on these assurances, the Trustees believed that CWAM would have sufficient resources to attract new personnel to improve performance. In addition, they considered the quality of CWAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2014 as well as longer periods in some cases. The Trustees also considered peer performance rankings for the same time periods. The Trustees generally focus on the three-year period in reaching their assessments. In the case of underperforming Funds, however, the Trustees focused on more recent performance in order to evaluate CWAM's remediation efforts.

The Trustees noted that Columbia Acorn International had outperformed its benchmark over the past three- and five-year periods, and had done so while exposing investors to less risk than competing funds, according to Morningstar, but had underperformed against its peers over the one-, three- and five-year periods. The Trustees noted that the decline in performance was being monitored closely by the Board and the Investment Performance Analysis Committee and that CWAM had discussed with the Performance Committee a number of steps designed to enhance the Funds' performance.

The Trustees considered that Columbia Acorn International Select's performance was well below the median in the Lipper and Morningstar rankings, respectively, for the one-, three- and five-year periods. The Trustees noted that the Fund had outperformed its benchmark during the five-year period, but not in the more recent periods. The Trustees considered CWAM's explanation for the underperformance, which focused on risk aversion. The Trustees had received a plan for the improved performance for the Fund from CWAM, which they continued to monitor.

The Trustees reviewed the performance for Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and noted that both Funds ranked in the top third of Morningstar peers for the three-year period while exposing shareholders to less risk. While Columbia Acorn Emerging Markets Fund had outperformed its benchmark for the three-year period, the Trustees considered that Columbia Acorn European Fund had underperformed its benchmark.

The Trustees considered that the domestic Funds generally had produced unsatisfactory results but that CWAM had put in place a number of intensive remediation plans to improve performance. Columbia Acorn Fund underperformed its peers over the one-, three- and five-year periods, ending December 31, 2014, and the Fund underperformed its benchmark during the same periods. The Trustees also evaluated the Fund's Morningstar risk ratings. They considered CWAM's explanation for the Fund's underperformance, which related to poor security selection and portfolio construction techniques. The Trustees requested and received in 2013 a performance remediation plan from CWAM that included portfolio manager changes, analyst process improvements, incentive compensation changes designed to reward outperformance, and other changes. The Trustees received updated plans in 2014 and early 2015 that emphasized a more disciplined stock selection and portfolio construction process, among other changes. As noted above, the Trustees also sought and received from Ameriprise additional resources for CWAM to enable it to hire additional personnel or other resources for the specific purpose of improving performance. The Trustees understood that the remediation plan may take some time to bear fruit but believed it to be reasonably designed to improve Fund performance.

The Trustees considered that Columbia Acorn Select underperformed its peers and benchmark over the one-, three- and five-year periods ending December 31, 2014 and exposed investors to more risk and volatility versus its peers. The Trustees considered that CWAM had taken steps to reduce risk and volatility in the Fund's portfolio and added additional resources to the management of the Fund in the past year in order to improve performance. The Trustees believed that CWAM was devoting appropriate resources to Columbia Acorn Select's underperformance.

The Trustees considered that Columbia Acorn USA had outperformed its Lipper peer group for the one-year period ending December 31, 2014 but was still lagging in the longer term, although it performed at the median of Morningstar peers for the three-year period while underperforming in other periods. The Trustees noted that the Fund had also underperformed its benchmark in all periods. The Trustees also considered Columbia Acorn USA's risk ratings versus peers. The Trustees considered CWAM's explanation for the Fund's underperformance and concluded that the performance remediation plans implemented by CWAM were reasonably designed to improve the Fund's performance.

The Trustees considered that Columbia Thermostat Fund outperformed its stated benchmark, a 50/50 blend of the Fund's primary equity and debt benchmarks, over the five-year period ending December 31, 2014. It also enjoyed strong rankings from Morningstar versus its peer groups over the five year period, but less so over three years. The Trustees noted that Lipper could not construct an appropriate peer group for the Fund because of its unique strategy and that Morningstar's constantly changing peer group made its ratings somewhat less than reliable. The Trustees noted that more recent performance had declined versus both the benchmark and peers, although the Fund's risk rankings were satisfactory versus peers.

The Trustees concluded that CWAM had taken and continued to take a number of corrective steps to improve performance of the underperforming Funds, that CWAM had reported that these steps were being successfully implemented although still in process; and that the Investment Performance Analysis Committee of the Board was monitoring the underperforming Funds' performance closely. In addition the Trustees considered that the current and former Chief Investment Officer (the "CIO") of CWAM had reported to them at numerous Committee and Board meetings on the corrective steps being taken to improve performance, and Committee representatives met separately with the CIO on multiple occasions to discuss the underperforming Funds.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from

Lipper and Morningstar and believed that in general the Funds' total net operating expenses were competitive with peers for Columbia Acorn Fund, Columbia Acorn International, Columbia International Select and Columbia Thermostat Fund and that the Columbia Acorn USA, Columbia Acorn Select and Columbia Emerging Markets Fund had total net operating expenses that were lower than the median in one service but higher than the median in the other service. They considered Columbia Acorn European Fund had total net expenses that were less competitive with its peer groups in both services.

The Trustees also took into account that: the actual advisory fees paid by Columbia Acorn International and Columbia Acorn International Select were lower than both their Morningstar and Lipper peer groups or at the median; the actual advisory fees paid by Columbia Acorn Select, Columbia Acorn USA, Columbia Emerging Markets Fund and Columbia Acorn European Fund were higher than the median advisory fee of the Funds' Lipper and Morningstar peer groups; and the actual advisory fee paid by Columbia Acorn Fund and Columbia Thermostat Fund were below the Funds' Morningstar peer groups, but above the Lipper peer groups. In light of the sustained underperformance of Columbia Acorn Select, the Trustees requested and received at the Contract Meeting a contractual fee waiver from CWAM in the amount of 20 basis points for the advisory fee from CWAM for a one year period ending April 30, 2016.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by CWAM and in the Fee Evaluation. The Trustees noted that the Columbia Acorn Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies and determined that institutional account advisory fees tended to be lower than the Funds with parallel investment strategies. The Trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative and fund accounting services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for each Fund reflected a sharing of economies of scale between CWAM and the Funds.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement, and that it receives fees under the Columbia Acorn Trust's Rule 12b-1 Plan, most of which CMID pays to broker-dealers, but no fees for its services to the Columbia Wanger Funds. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. The Compliance Committee of the Board reviewed CWAM's annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM's soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees noted that these reports showed that CWAM's execution capabilities were generally better than industry peers. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefitted from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. Finally, the Trustees considered that CWAM's affiliates benefit from management fees received from Columbia Thermostat's investment in other Columbia mutual funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of each Fund. At the Contract Meeting, the Trustees approved continuation of the Advisory Agreement through July 31, 2016.

PROXY VOTING RESULTS

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of Columbia Acorn Trust (the Trust), was held on February 27, 2015 to ask shareholders to vote in favor of the election of nine nominated trustees to the Board. A proxy statement that described the proposals was mailed to shareholders of record as of December 31, 2014.

Proposal: Each of the trustee nominees was elected to the Board as follows:

Trustee	For	Against/Withhold	Abstain/Broker Non-Votes
Laura M. Born	639,164,070.883	10,694,881.943	0
Maureen M. Culhane	638,800,970.381	11,057,982.445	0
Margaret M. Eisen	638,866,948.678	10,992,004.148	0
Thomas M. Goldstein	639,138,773.640	10,720,179.186	0
John C. Heaton	553,323,641.483	96,535,311.343	0
Steven N. Kaplan	638,876,388.150	10,982,564.676	0
Charles R. Phillips	639,256,774.865	10,602,177.961	0
David J. Rudis	553,224,405.014	96,634,547.812	0
P. Zachary Egan	639,498,208.627	10,360,744.199	0

COLUMBIA ACORN FAMILY OF FUNDS

DESCRIPTIONS OF INDEXES INCLUDED IN THIS REPORT

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc. UK) Index is an index of smaller companies in Europe including the UK market. The Euromoney Smaller European Companies Index covers companies of small- and mid-cap market capitalization in Europe's developed markets. The index is rebalanced on a quarterly basis.

•  Lipper Indexes are composed of the 10 or 30 largest funds in the Lipper investment objective grouping. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International and Columbia Acorn International Select; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper; Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index (Net), a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance in 23 emerging market countries, as determined by MSCI. The MSCI Emerging Markets Small Cap Index (Net) currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor that represents the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of 23 emerging market countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 16 European countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap® Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

COLUMBIA ACORN FAMILY OF FUNDS EXPENSE INFORMATION

as of 6/30/15

Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.20%	0.50%	0.15%	0.08%		0.23%	0.13%	0.08%	0.16%
Net Expense Ratio	1.09%	1.89%	1.79%	0.72%		0.87%	0.77%	0.72%	0.80%
Columbia Acorn International®
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.57%	0.22%	0.11%	0.34%	0.29%	0.15%	0.11%	0.19%
Net Expense Ratio	1.24%	2.08%	1.98%	0.87%	1.60%	1.05%	0.91%	0.87%	0.95%
Columbia Acorn USA®
Management Fees	0.87%	0.87%	0.87%	0.87%		0.87%	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.90%	0.14%	0.06%		0.22%	0.13%	0.08%	0.22%
Net Expense Ratio	1.34%	2.52%	2.01%	0.93%		1.09%	1.00%	0.95%	1.09%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.51%	0.35%	0.25%		0.31%	0.24%	0.18%	0.28%
Net Expense Ratio	1.52%	2.20%	2.29%	1.19%		1.25%	1.18%	1.12%	1.22%
Columbia Acorn SelectSM
Management Fees	0.78%	0.78%	0.78%	0.78%		0.78%	0.78%	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.24%	0.57%	0.22%	0.10%		0.26%	0.19%	0.12%	0.22%
Net Expense Ratio	1.27%	2.10%	2.00%	0.88%		1.04%	0.97%	0.90%	1.00%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.13%	0.08%	0.14%
Net Expense Ratio(b)	0.50%	1.00%	1.25%			0.25%	0.23%	0.18%	0.24%
Columbia Acorn Emerging Markets FundSM(c)
Management Fees	1.05%		1.05%	1.05%		1.05%	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.32%		0.33%	0.24%		0.28%	0.26%	0.18%	0.32%
Net Expense Ratio	1.62%		2.38%	1.29%		1.33%	1.31%	1.23%	1.37%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.26%		0.31%	0.31%		0.31%
Net Expense Ratio	1.75%		2.50%	1.45%		1.50%	1.50%		1.50%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the six months ended June 30, 2015. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days' notice.

    Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap described above, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.24%, 0.19% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2016. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4, Class R5, Class Y (if offered) and Class Z shares through April 30, 2016, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.41%	1.50%	1.46%	—	1.50%

    There is no guarantee that these arrangements will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by CMIS to waive a portion of total annual Fund operating expenses attributable to transfer agency expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

(a)    The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

(b)    Does not include estimated fees and expenses of 0.51% incurred by the Fund from the underlying portfolio funds in which it invests.

(c)    Effective July 11, 2014, Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts, except as described in the Fund's prospectus, dated May 1, 2015.

COLUMBIA ACORN FAMILY OF FUNDS

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Maureen M. Culhane

P. Zachary Egan

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Charles R. Phillips

David J. Rudis

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Alan G. Berkshire

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Paul B. Goucher

Assistant Secretary

Fritz Kaegi

Vice President

John M. Kunka

Treasurer and Principal Accounting and Financial Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Ryan C. Larrenaga

Assistant Secretary

Satoshi Matsunaga

Vice President

Charles P. McQuaid

Vice President

Louis J. Mendes

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Matthew S. Szafranski

Vice President

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at columbiathreadneedle.com/us under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit columbiathreadneedle.com/us. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our website at:

columbiathreadneedle.com/us

Our e-mail address is:

serviceinquiries@columbiathreadneedle.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Semiannual Report, June 30, 2015
225 Franklin Street, Boston, MA 02110

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: columbiathreadneedle.com/us

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

800.345.6611 columbiathreadneedle.com/us

SAR110_12_E01_(08/15) 1275823

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	August 19, 2015

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer

Date	August 19, 2015